As filed with the Securities and Exchange Commission on February 15, 2017

Securities Act File No. 333-215396

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Janus Investment Fund

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street

Denver, Colorado 80206-4805

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(303) 333-3863

(Area Code and Telephone Number)

Michelle Rosenberg

151 Detroit Street

Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

With copies to:

Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606	Bruce A. Rosenblum, Esq. Vedder Price P.C. 1401 I Street NW, Suite 1100 Washington, DC 20005

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The titles of the securities being registered are:

Class A, C, D, I, N, S and T Shares of INTECH U.S. Managed Volatility Fund.

No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

For shareholders of: INTECH U.S. Core Fund

February     , 2017

Dear Shareholder:

We wanted to inform you, as a shareholder of INTECH U.S. Core Fund, that the Board of Trustees of your Fund has approved a number of proposals that impact your Fund and requests your vote. The first proposal involves merging your Fund into INTECH U.S. Managed Volatility Fund. Three proposals are being made in connection with a business combination of the parent company of Janus Capital Management LLC (“Janus Capital” or the “Adviser”), the investment adviser to your Fund, and include proposals related to your Fund’s investment advisory agreement with Janus Capital, and Janus Capital’s sub-advisory agreement with INTECH Investment Management LLC (“INTECH”), each in the event that the merger is not approved, or is not completed or is delayed, and a proposal regarding the election of an additional trustee to serve on the Board of Trustees of Janus Investment Fund (the “Trust”). A fifth proposal relates to providing Janus Capital with flexibility to engage sub-advisers for your Fund. Your Fund is a series of Janus Investment Fund.

Merger. Janus Capital and INTECH recommended, and the Board approved, a proposal to merge INTECH U.S. Core Fund into INTECH U.S. Managed Volatility Fund. Janus Capital serves as the investment adviser and INTECH serves as the sub-adviser to each Fund. Janus Capital’s and INTECH’s proposal to combine the two Funds was based largely on a development over the past several years of INTECH’s investment process to a managed volatility strategy that is intended to provide excess returns while also reducing portfolio volatility. This merger is subject to approval by shareholders of INTECH U.S. Core Fund. If the merger is approved, and other closing conditions are satisfied or waived, you will receive the same class of shares of INTECH U.S. Managed Volatility Fund that you hold in INTECH U.S. Core Fund as of the merger date.

Each Fund has the same investment objective of long-term growth of capital, is focused on U.S. common stocks, and is managed by the same investment personnel that manages your Fund today. INTECH utilizes a variation of the same mathematical investment process for each Fund that considers stocks with higher relative volatility and lower correlation to each other. INTECH U.S. Core Fund selects stocks within the S&P 500® Index whereas INTECH U.S. Managed Volatility Fund selects stocks within the Russell 1000® Index. A key difference between the strategies of the Funds is that INTECH U.S. Managed Volatility Fund seeks to reduce the Fund’s absolute volatility, generally moving to a more defensive posture as risk increases, which may limit the Fund’s upside potential. Although the Fund may underperform the Russell 1000® Index in sharply rising markets, it seeks to lessen losses in down markets. Janus Capital believes that combining the two Funds will offer a simplified INTECH Fund suite under an enhanced volatility strategy with the potential to create operational efficiencies and increase assets. Janus Capital believes that the proposed merger offers a number of benefits to INTECH U.S. Core Fund shareholders (as shareholders of INTECH U.S. Managed Volatility Fund following the Merger), including having access to the technology and an investment process that targets outperformance with lower absolute volatility than the Russell 1000® Index. Also, the merger is designed to qualify as a tax-free merger, so you should generally not realize a tax gain or loss as a direct result of the merger. Additional details about the proposed merger are described in the enclosed Q&A and proxy statement/prospectus.

Investment Advisory Agreement with Janus Capital. In the event that the fund merger described above is not approved, or is not completed or is delayed, you are asked to approve a new investment advisory agreement with Janus Capital under substantially similar terms as your current investment advisory agreement with Janus Capital. This proposal is unrelated to the fund merger and is required for regulatory reasons. Recently, Janus Capital Group Inc. (“JCG”), the parent company of Janus Capital, your Fund’s investment adviser, and Henderson Group plc (“Henderson”), entered into an Agreement and Plan of Merger pursuant to which JCG and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. Subject to certain conditions, this transaction is currently expected to close during the second quarter of 2017, and at that time, may be deemed to cause an “assignment” of the current advisory agreements between Janus Capital and the Janus mutual funds which would result in the termination of those advisory agreements. In order to provide continuity of advisory services for your Fund after the closing of this transaction, the Board of Trustees is requesting that you approve a new investment advisory agreement between Janus Capital and your Fund to permit Janus Capital to continue to serve as your Fund’s investment adviser following this transaction.

Investment Sub-Advisory Agreement with INTECH. In the event that the fund merger described above is not approved, or is not completed or is delayed, you are asked to approve a new investment sub-advisory agreement between Janus Capital, on behalf of your Fund, and INTECH, under substantially similar terms as your current investment sub-advisory agreement. This proposal is contingent on the closing of the transaction between JCG and Henderson.

Election of an Additional Trustee. The Board of Trustees is also requesting that you vote on a proposal to elect an additional trustee to serve on the Board of Trustees. This proposal will take effect only upon the closing of the transaction between JCG and Henderson.

Manager of Managers Proposal. Your Fund’s Board of Trustees is requesting that you vote on a proposal to authorize Janus Capital to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Fund, but without obtaining additional shareholder approval. INTECH currently serves as sub-adviser to both Funds and there is no current intent to change this arrangement.

The proposals will be presented to shareholders at a special meeting of shareholders to be held on April 6, 2017. The proposals are briefly summarized in the synopsis that precedes the enclosed proxy statement/prospectus. The proxy statement/prospectus includes a detailed discussion of the proposals, which you should read carefully.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR the proposals.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;
•	By mail with the enclosed proxy card(s); or
•	In person at the special shareholder meeting on April 6, 2017.

Your vote is extremely important, so please read the enclosed proxy statement/prospectus carefully and submit your vote. If you have any questions about the proposals, please call our proxy solicitor, Computershare Fund Services, at 1-866-492-0863.

Thank you for your consideration of these important proposals. We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

Sincerely,

Bruce L. Koepfgen
Chief Executive Officer and President
Janus Investment Fund

JANUS INVESTMENT FUND

INTECH U.S. Core Fund

151 Detroit Street

Denver, Colorado 80206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Board of Trustees of Janus Investment Fund (the “Trust”) has called a Special Meeting of Shareholders of the Trust and each series of the Trust, including INTECH U.S. Core Fund, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on April 6, 2017, at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders will be asked to vote on the proposals set forth below, and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.	Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of INTECH U.S. Core Fund to INTECH U.S. Managed Volatility Fund (the “Acquiring Fund”) in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of INTECH U.S. Core Fund.

Proposal 2.	Approve a new investment advisory agreement between INTECH U.S. Core Fund and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).

Proposal 3.	Approve a new sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”).

Proposal 4.	Elect an additional trustee to the Board of Trustees of the Trust.

Proposal 5.	Approve a proposal that would authorize Janus Capital to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

Any shareholder who owned shares of INTECH U.S. Core Fund as of the close of business on December 29, 2016 will receive notice of the Meeting and will be entitled to vote at the Meeting on the Proposals. In addition, shareholders of each series of the Trust, voting as a single class, will be entitled to vote on Proposal 4. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting, including any adjournment or postponement of the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more postponements or adjournments to permit further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of the holders of a majority of shares of INTECH U.S. Core Fund entitled to vote that are present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote the proxies, in accordance with applicable law, in favor of postponement or adjournment if they determine additional solicitation is warranted and in the interests of INTECH U.S. Core Fund.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s), or complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

The Board of Trustees unanimously recommends that shareholders vote FOR the Proposals.

By Order of the Board of Trustees,

Bruce L. Koepfgen

Chief Executive Officer and President

Janus Investment Fund

February     , 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2017:

The enclosed Proxy Statement/Prospectus is available free of charge at janus.com/fundupdate. The Funds’ most recent annual report and any more recent semiannual report are available free of charge at janus.com/info (or janus.com/reports if you hold shares directly with Janus).

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED FEBRUARY 15, 2017

PROXY STATEMENT/PROSPECTUS

                    , 2017

Relating to the acquisition of the assets of

INTECH U.S. CORE FUND,

by and in exchange for shares of beneficial interest of

INTECH U.S. MANAGED VOLATILITY FUND,

each a series of Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206-4805

1-800-525-3713 (if you hold Class D Shares)

1-877-335-2687 (if you hold shares through a plan sponsor,

broker-dealer, or other intermediary)

INTRODUCTION

This proxy statement/prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders of INTECH U.S. Core Fund (the “Target Fund”), a series of Janus Investment Fund (the “Trust”), in connection with a combined special meeting of the Trust and each of its series, including the Target Fund, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on April 6, 2017 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). The Board of Trustees of the Trust (the “Board of Trustees,” or the “Trustees”) is soliciting proxies from shareholders of the Target Fund for the Meeting.

At the Meeting, shareholders will be asked to vote on the proposals set forth below, and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.	Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of INTECH U.S. Core Fund to INTECH U.S. Managed Volatility Fund (the “Acquiring Fund”) in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.

We sometimes refer to the Target Fund and the Acquiring Fund as the “Funds.” The Agreement and Plan of Reorganization for this proposed transaction is sometimes referred to herein as the “Plan,” and the transactions contemplated by the Plan sometimes are referred to herein as the “Merger.”

As a result of the proposed Merger, each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in value to their holdings in the Target Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the closing date of the Merger. The number of shares you will receive in the Merger will be determined by the relative net asset value (“NAV”) of each class of shares of the Target Fund and the corresponding class of shares of the Acquiring Fund. Janus Capital Management LLC (“Janus Capital” or the “Adviser”) is the investment adviser for both the Acquiring Fund and the Target Fund and will remain the investment adviser of the Acquiring Fund following the completion of the Merger. INTECH Investment Management LLC (“INTECH” or the “Sub-adviser”) is the sub-adviser for both the Acquiring Fund and the Target Fund and will remain the sub-adviser of the Acquiring Fund following completion of the Merger. After the Merger is completed, the Target Fund will be liquidated. The closing of the Merger is contingent upon approval of the Plan by shareholders of the Target Fund. A form of the Plan is attached as Appendix A. Assuming shareholder approval and the satisfaction or waiver of other closing conditions, the Merger is expected to occur on or about May 5, 2017, or as soon as practicable thereafter (the “Closing Date”).

Proposal 2.	Approve a new investment advisory agreement between INTECH U.S. Core Fund and Janus Capital.

Proposal 3.	Approve a new investment sub-advisory agreement between Janus Capital and INTECH.

Proposal 4.	Elect an additional trustee to the Board of Trustees of the Trust.

Proposal 5.	Approve a proposal that would authorize Janus Capital to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

Proposals 2, 3 and 4 are being proposed in connection with a corporate transaction involving Janus Capital Group Inc. (“JCG”), the parent company of Janus Capital, the investment adviser to the Funds. JCG and Henderson Group plc (“Henderson”) recently entered into an Agreement and Plan of Merger pursuant to which JCG and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses (the “Parent Company Transaction”), with the Adviser surviving as a direct wholly-owned subsidiary of Henderson. INTECH will continue to remain as a wholly-owned subsidiary of the Adviser. Subject to certain conditions, the Parent Company Transaction is currently expected to close during the second quarter of 2017. The closing of the Parent Company Transaction may be deemed to cause an “assignment” of the current advisory agreement between the Adviser and the Target Fund, and the sub-advisory agreement between the Adviser and the Sub-adviser, which would result in the termination of these agreements. In the event that the Plan providing for the Merger, as described in Proposal 1, is not approved, or the Merger is delayed or not yet completed prior to the closing of the Parent Company Transaction, in order to provide continuity of advisory services for INTECH U.S. Core Fund, the Board of Trustees for INTECH U.S. Core Fund is requesting that you approve (i) a new investment advisory agreement between the Adviser and INTECH U.S. Core Fund to permit the Adviser to continue to serve as INTECH U.S. Core Fund’s investment adviser following the closing of the Parent Company Transaction, and (ii) a new sub-advisory agreement between the Adviser and the Sub-adviser to permit the Sub-adviser to continue to serve as INTECH U.S. Core Fund’s Sub-adviser following the closing of the Parent Company Transaction.

This Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders of INTECH U.S. Core Fund on or about                 , 2017. Shareholders of record of the Trust (with respect to Proposal 4) and INTECH U.S. Core Fund as of the close of business on December 29, 2016 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

The Board of Trustees unanimously recommends that shareholders vote FOR the Proposals.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know about the Target Fund, the Acquiring Fund, the proposed Merger, and each Proposal, before voting on the Proposals. Each Fund has the same investment objective of long-term growth of capital, is focused on U.S. common stocks, and is managed by the same investment personnel that manages your Fund today. INTECH utilizes a variation of the same mathematical investment process for each Fund that considers stocks with higher relative volatility and lower correlation to each other. INTECH U.S. Core Fund selects stocks within the S&P 500® Index whereas INTECH U.S. Managed Volatility Fund selects stocks within the Russell 1000® Index. A key difference between the strategies of the Funds is that INTECH U.S. Managed Volatility Fund seeks to reduce the Fund’s absolute volatility, generally moving to a more defensive posture as risk increases, which may limit the Fund’s upside potential. Although the Fund may underperform the Russell 1000® Index in sharply rising markets, it seeks to lessen losses in down markets. Janus Capital believes that combining the two Funds will offer a simplified INTECH Fund suite under an enhanced volatility strategy with the potential to create operational efficiencies and increase assets. The Board of Trustees has approved a proposal to combine the assets and operations of the Funds. Janus Capital believes that the proposed merger offers a number of benefits to INTECH U.S. Core Fund shareholders (as shareholders of INTECH U.S. Managed Volatility Fund following the Merger), including having access to the technology and an investment process that targets outperformance with lower absolute volatility than the Russell 1000® Index. The Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Merger. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Shares of the Acquiring Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Incorporation by Reference

For more information about the investment objective, strategies, restrictions, and risks of the Funds, see:

•	The Acquiring Fund’s Prospectus for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares, filed in Post-Effective Amendment No. 236 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0001193125-16-750007), dated October 28, 2016, as supplemented;

•	The Acquiring Fund’s Prospectus for Class D Shares, filed in Post-Effective Amendment No. 236 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0001193125-16-750007), dated October 28, 2016, as supplemented;

•	The Target Fund’s Prospectus for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares filed in Post-Effective Amendment No. 236 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0001193125-16-750007), dated October 28, 2016, as supplemented;

•	The Target Fund’s Prospectus for Class D Shares filed in Post-Effective Amendment No. 236 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0001193125-16-750007), dated October 28, 2016, as supplemented;

•	The Funds’ Statement of Additional Information, filed in Post-Effective Amendment No. 236 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0001193125-16-750007), dated October 28, 2016, as supplemented; and

•	Each Fund’s Annual Report, filed on Form N-CSR (File No. 811-01879), for the fiscal year ended June 30, 2016 (Accession No. 0000277751-16-000136).

The above documents have been filed with the SEC and are incorporated by reference herein as appropriate. The prospectus of the applicable class of shares of each Fund and its most recent shareholder report have previously been delivered to the respective Fund’s shareholders.

You can obtain free copies of any of the foregoing Fund documents by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, without charge, at janus.com/info (or janus.com/reports if you hold Class D Shares), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206-4805.

A Statement of Additional Information dated                 , 2017 relating to the Merger has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the SEC’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551- 8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

The following chart outlines the share classes of the Funds involved in the Merger and their respective ticker symbols:

Fund/Class	Ticker

Target Fund: INTECH U.S. Core Fund
Class A Shares	JDOAX
Class C Shares	JLCCX
Class D Shares	JIRMX
Class I Shares	JRMCX
Class N Shares	JRCNX
Class S Shares	JLCIX
Class T Shares	JRMSX
Acquiring Fund: INTECH U.S. Managed Volatility Fund
Class A Shares	JRSAX
Class C Shares	JRSCX
Class D Shares	JRSDX
Class I Shares	JRSIX
Class N Shares	JRSNX
Class S Shares	JRSSX
Class T Shares	JRSTX

PROXY STATEMENT/PROSPECTUS

TABLE OF CONTENTS

Q&A / SYNOPSIS

i

ii

iii

Q&A / SYNOPSIS

The following synopsis provides a brief overview of the matters to be voted on at the Meeting, including information typically of concern to shareholders considering a proposed combination of mutual funds. The Proxy Statement/Prospectus contains more detailed information about each Proposal, and we encourage you to read it in its entirety before voting. This synopsis is qualified in its entirety by the remainder of this Proxy Statement/Prospectus. The description of the Plan is qualified by reference to the full text of the form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.

Q.	What is being proposed?

A.	There are five Proposals submitted for your vote at the Meeting. Proposal 1 relates to a proposed Merger of your fund, INTECH U.S. Core Fund, into INTECH U.S. Managed Volatility Fund. Proposal 2 relates to approval of a new investment advisory agreement between INTECH U.S. Core Fund and Janus Capital Management LLC (“Janus Capital” or the “Adviser”). Proposal 3 relates to approval of a new sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH” or the “Sub-adviser”). Proposal 4 relates to electing an additional Trustee to serve on the Board of Trustees of Janus Investment Fund (the “Trust”). Proposal 5 relates to authorizing Janus Capital to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval (referred to herein as the “Manager of Managers” Proposal). Each of these Proposals is discussed further below.

Proposal 1: Approval of the Plan

Q.	Why am I being asked to approve a merger of my Fund into INTECH U.S. Managed Volatility Fund?

A.	The Board of Trustees of the Trust recommends that shareholders of INTECH U.S. Core Fund approve the Plan, which provides for the Merger of INTECH U.S. Core Fund into INTECH U.S. Managed Volatility Fund. Each Fund is a series of the Trust and is managed by Janus Capital with INTECH serving as sub-adviser. You are receiving this Proxy Statement/Prospectus because, as a shareholder of INTECH U.S. Core Fund, you have the right to vote on the Merger.

Janus Capital’s and INTECH’s Proposal to combine the two Funds was based largely on a development over the past several years of INTECH’s investment process to a managed volatility strategy that is intended to provide excess returns while also reducing portfolio volatility. Each Fund has the same investment objective of long-term growth of capital, is focused on U.S. common stocks, and is managed by the same investment personnel that manages your Fund today. INTECH utilizes a variation of the same mathematical investment process for each Fund that considers stocks with higher relative volatility and lower correlation to each other. INTECH U.S. Core Fund selects stocks within the S&P 500® Index whereas INTECH U.S. Managed Volatility Fund selects stocks within the Russell 1000® Index. A key difference between the strategies of the Funds is that INTECH U.S. Managed Volatility Fund seeks to reduce the Fund’s absolute volatility, generally moving to a more defensive posture as risk increases, which may limit the Fund’s upside potential. Although the Fund may underperform the Russell 1000® Index in sharply rising markets, it seeks to lessen losses in down markets. Janus Capital believes that combining the two Funds will offer a simplified INTECH Fund suite under an enhanced volatility strategy with the potential to create operational efficiencies and increase assets. Janus Capital believes that the proposed Merger offers a number of benefits to INTECH U.S. Core Fund shareholders (as shareholders of INTECH U.S. Managed Volatility Fund following the Merger), including having access to the technology and an investment process that targets outperformance with lower absolute volatility than the Russell 1000® Index.

The Board of Trustees has approved a proposal to combine the Funds by having INTECH U.S. Core Fund transfer all or substantially all of its assets to INTECH U.S. Managed Volatility Fund in exchange for shares of beneficial interest of INTECH U.S. Managed Volatility Fund and the assumption by INTECH U.S. Managed Volatility Fund of all of the liabilities of INTECH U.S. Core Fund. The shares of INTECH U.S. Managed Volatility Fund received by INTECH U.S. Core Fund will be distributed pro rata to INTECH U.S. Core Fund shareholders of record, determined as of the close of business on the Closing Date. After the Merger is completed, INTECH U.S. Core Fund will be liquidated.

Q.	If the Merger occurs, how will INTECH U.S. Managed Volatility Fund be managed?

A.	If the Merger is consummated, the following will occur:

•	INTECH U.S. Core Fund will merge into INTECH U.S. Managed Volatility Fund.
•	INTECH U.S. Managed Volatility Fund will be managed by its current investment team, which currently manages both Funds.

•	The investment objective, primary investment strategies, and risks of the Acquiring Fund will remain the same.
•	INTECH U.S. Managed Volatility Fund will retain its existing fee and expense structure as discussed below.

Q.	What is the recommendation of the Board of Trustees on the Merger?

A.	At a meeting held on December 8, 2016, the Board of Trustees of the Trust (the “Board of Trustees,” “Board” or “Trustees”) determined that the Merger is in the best interests of the Funds. In reaching this determination, the Trustees reviewed and analyzed various factors it deemed relevant, including the following factors, among others:

•	The Funds have the same investment objective and focus on U.S. common stocks, utilizing variations of INTECH’s mathematical investment process;
•	The compatibility of each Fund’s investment strategies and risks, and the extent of the overlap of portfolio holdings between the Funds;
•	The expected larger asset base for the Acquiring Fund following the Merger, which creates the potential for a more stable fund asset base over time as compared to the Target Fund on a stand-alone basis;
•	The Adviser’s belief that the Target Fund shareholders may benefit from the Merger (as shareholders of the Acquiring Fund following the completion of the Merger), as a result of having access to the technology and an investment process that targets outperformance with lower absolute volatility than the Russell 1000® Index;
•	The comparative expense structure of the two Funds;
•	The historical performance of record of the Acquiring Fund, on an absolute basis and relative to the Target Fund, noting the performance of the Acquiring Fund since January 1, 2015, when it implemented INTECH’s managed volatility strategy;
•	The Merger, for each Fund and its shareholders, is expected to be tax-free in nature;
•	The Acquiring Fund may not be able to utilize certain tax loss carry forwards that would otherwise be available;
•	The costs of the Merger, other than costs incurred to reposition a Fund’s portfolio in connection with the Merger, will be borne by the Adviser;
•	The terms of the Merger and whether the Merger would dilute the interests of the shareholders of the Funds; and
•	The benefits of the Merger to the Adviser and INTECH, including, among other things, the greater operational efficiencies to be achieved by managing a single retail U.S. mutual fund with a managed volatility strategy, rather than separate funds with separate investment strategies.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Board noted that the Funds have the same investment objectives and substantially similar principal investment policies and risks. The Board noted that each Fund is a diversified fund that invests at least 80% of its net assets in U.S. common stocks, utilizing a variation of the same mathematical investment process. In addition, each Fund considers individual stocks with higher relative volatility and low correlation with each other. The Board considered the anticipated repositioning of the Target Fund’s and/or Acquiring Fund’s portfolio in connection with the Merger, and the transaction costs associated with such repositioning. Because the Funds have similar investment strategies, the Board considered that the principal risks of each Fund are also similar.

Portfolio Management. The Board considered that Janus Capital will continue to serve the as investment adviser, and INTECH will continue to serve as the sub-adviser, to the Acquiring Fund upon the completion of the Merger. The Board also considered that the same team of investment professionals who manage the Acquiring Fund would continue to manage the Acquiring Fund upon the completion of the Merger.

Performance Records. The Board considered that the Acquiring Fund upon the completion of the Merger would maintain the historical track record of the Acquiring Fund. The Board considered the performance of each Fund on an absolute basis and relative to its benchmark index and to each other, noting the performance of the Acquiring Fund since January 1, 2015, when it implemented INTECH’s managed volatility strategy.

Fees and Expenses. The Board considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the completion of the Merger), taking into account the potential for waivers and reimbursements. The Board considered the expected larger asset base for the Acquiring Fund following the completion of the Merger, which creates the potential for a more stable fund asset base over time as compared to either of the Funds on a stand-alone basis. The Board also considered the comparative expense structure of the two Funds. This consideration takes into account the investment advisory fee rate (which does not have a performance fee structure) and expense limitation agreement to be in place after the Merger.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Merger will be structured with the intention that it qualifies as a tax-free reorganization for U.S. federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board considered the impact of the Merger on the Acquiring Fund’s ability to use any estimated capital loss carryforwards of the Funds and applicable limitations of U.S. federal income tax rules.

Expected Costs of the Merger. The Board considered the terms and conditions of the Agreement, including that the Agreement provides that Janus Capital will bear the costs associated with the Merger, other than costs incurred to reposition a Fund’s portfolio in connection with the Merger.

Terms of the Merger and Impact on Shareholders. The Board considered that the terms of the Merger are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Board considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in dollar value as of the Valuation Time to the aggregate net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time.

Potential Benefits to Janus and Affiliates. The Board recognized that the Merger may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund.

Conclusion. Based on its considerations of these and other factors, the Board concluded that the Merger is in the best interests of INTECH U.S. Core Fund and INTECH U.S. Managed Volatility Fund and that the interests of existing shareholders of such Funds will not be diluted as a result of the Merger.

The Board of Trustees unanimously recommends that shareholders of INTECH U.S. Core Fund vote FOR the Plan.

Q.	Will I own the same number of shares of INTECH U.S. Managed Volatility Fund as I currently own of INTECH U.S. Core Fund?

A.	No. You will receive the same class of shares of INTECH U.S. Managed Volatility Fund with equivalent dollar value as the class of shares of INTECH U.S. Core Fund you own as of the time the Merger closes. However, the number of shares you receive will depend on the relative net asset values of each class of shares of INTECH U.S. Core Fund and INTECH U.S. Managed Volatility Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date.

Q.	How do the Funds’ investment objective and principal investment strategies compare?

A.	The following summarizes the primary similarities and differences in the Funds’ investment objective and principal investment strategies.

Similarities:

Investment Objective: Each Fund seeks long-term growth of capital.

Principal Investment Strategies:

•	Each Fund invests at least 80% of its net assets in U.S. common stocks from the universe of its benchmark index, utilizing a variation of INTECH’s mathematical investment process.
•	Each Fund seeks to produce returns in excess of its named benchmark index.
•	Each Fund considers individual stocks with higher relative volatility and low correlation with each other.
•	Each Fund is periodically rebalanced.
•	Each Fund may lend securities.

Diversification: Each Fund is classified as “diversified” under the 1940 Act, meaning that each Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Investment Personnel: Each Fund is managed by the same investment team, which will continue to manage the Acquiring Fund after the Merger.

Differences:

Principal Investment Strategies:

INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)
Normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. common stocks from the universe of the S&P 500® Index.	Normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. common stocks from the universe of the Russell 1000® Index.

Applies a mathematical investment process that seeks to capitalize on the natural volatility of the market by searching for stocks within the S&P 500® Index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk).

Applies a mathematical process that seeks to generate excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

Seeks to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the Russell 1000® Index over a full market cycle (a time period representing a significant market decline and recovery).

Seeks to produce returns in excess of the S&P 500® Index with risks similar to that of the S&P 500® Index.	Seeks to produce returns in excess of the Russell 1000® Index, but with lower absolute volatility than the Russell 1000® Index.

Benchmarks: Your Fund’s benchmark is the S&P 500® Index. The Acquiring Fund’s benchmark is the Russell 1000® Index. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of large companies in the United States. The Russell 1000® Index is an unmanaged index of 1,000 stocks that measures the performance of 1,000 largest companies of the large-cap segment of the U.S. equity universe.

Further information comparing the Funds’ investment objective, strategies, restrictions, and risks is included below under “Summary of the Funds,” and in Appendix B to this Proxy Statement/Prospectus.

Q.	How do the fee and expense structures of the Funds compare?

A.	Each Fund is subject to a similar fee and expense structure with payment of an investment advisory fee to Janus Capital as the Adviser, out-of-pocket administration expenses to Janus Capital, transfer agency fees and/or out-of-pocket expenses to Janus Services LLC (“Janus Services”), distribution fees paid by certain share classes to Janus Distributors LLC (“Janus Distributors”), and certain other fees or out-of-pocket costs to third party intermediaries. The primary difference in the fee structure between the Funds is the investment advisory fee structure. INTECH U.S. Managed Volatility Fund will retain its fee and expense structure following the Merger. Janus Capital has agreed to certain waivers in connection with the Merger, as described below.

While each Fund pays Janus Capital an investment advisory fee at the annual rate of 0.50% of average daily net assets, for INTECH U.S. Core Fund, the investment advisory fee rate of 0.50% (“Base Fee Rate”) adjusts up or down by a variable of up to 0.15% (assuming constant assets) monthly based on the Fund’s performance relative to its benchmark index, the S&P 500® Index, over a rolling 36-month performance measurement period (the “Performance Adjustment”). For INTECH U.S. Managed Volatility Fund, the investment advisory fee rate is a fixed annual rate. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). For the fiscal year ended June 30, 2016, INTECH U.S. Core Fund paid an investment advisory fee to the Adviser at an annual rate of 0.56% of its average daily net assets (0.06% higher than the annual investment advisory fee rate paid by the Acquiring Fund), due to INTECH U.S. Core Fund’s outperformance relative to the S&P 500® Index over the performance measurement period.

For each Fund, Janus Capital pays INTECH a sub-advisory fee rate that is one-half of the investment advisory fee paid by the Fund to Janus Capital (net of any performance adjustment for INTECH U.S. Core Fund, and fee waivers or expense reimbursements by Janus Capital). For INTECH U.S. Core Fund, this sub-advisory fee rate paid by Janus Capital to INTECH adjusts up or down based upon the performance of INTECH U.S. Core Fund’s relative to the S&P 500® Index.

In addition, currently until November 1, 2018 for INTECH U.S. Managed Volatility Fund, and until November 1, 2017 for INTECH U.S. Core Fund, Janus Capital has agreed to waive its investment advisory fee or reimburse certain other Fund operating expenses to the extent that total annual operating expenses exceed 0.79% for INTECH U.S. Managed Volatility Fund, and 0.83% for INTECH U.S. Core Fund (excluding any performance adjustments to the management fee, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, dividends, interest, taxes, acquired fund fees and expenses, and extraordinary expenses). Amounts waived or reimbursed are not subject to recoupment by Janus Capital. Prior to November 1, 2018 for INTECH U.S. Managed Volatility Fund and November 1, 2017 for INTECH U.S. Core Fund, such waivers may be terminated only with the consent of the Board of Trustees.

Pro forma fee, expense, and financial information is included in this Proxy Statement/Prospectus.

Q.	Will the Merger result in a higher investment advisory fee rate for shareholders of INTECH U.S. Core Fund?

A.	The Funds have a different advisory fee structure. While the Funds have the same annual investment advisory fee rate of 0.50%, for INTECH U.S. Core Fund, this annual rate adjusts up or down by up to 0.15% (assuming constant assets) based on INTECH U.S. Core Fund’s performance relative to the S&P 500® Index over a rolling 36-month performance measurement period. INTECH U.S. Managed Volatility Fund pays an advisory fee at a fixed annual rate 0.50% of average daily net assets, with no performance fee adjustment. Accordingly, the advisory fee rate of INTECH U.S. Core Fund will be lower than the base fee rate during periods of underperformance relative to its benchmark index and higher during periods of outperformance relative to its benchmark index. Because the investment advisory fee rate for INTECH U.S. Core Fund fluctuates monthly, the advisory fee rate of INTECH U.S. Managed Volatility Fund following the Merger may be higher or lower than the investment advisory fee rate that INTECH U.S. Core Fund would have paid if the Merger did not occur. Assuming consummation of the Merger on the first day of the fiscal period ended June 30, 2016, INTECH U.S. Core Fund (as shareholders of INTECH U.S. Managed Volatility Fund) would have experienced a reduction in its advisory fee rate of 0.06%.

Q.	Will the Merger result in higher Fund expenses?

A.	Excluding the Performance Adjustment to the investment advisory fee rate for INTECH U.S. Core Fund, the pro forma total annual expense ratio of INTECH U.S. Managed Volatility Fund after the Merger is completed is expected to be higher than the corresponding share class for most share classes of INTECH U.S. Core Fund. Including the Performance Adjustment, the pro forma total annual expense ratio of INTECH U.S. Managed Volatility Fund after the Merger are expected to be the same as or lower than the total annual expense ratio of the corresponding share class of INTECH U.S. Core Fund. The estimated pro forma expenses are based on average assets of each Fund, assuming the Merger occurred as of the first day of the fiscal year ended June 30, 2016.

In addition, Janus Capital has agreed to continue its existing expense limitation until November 1, 2018 for INTECH U.S. Managed Volatility Fund, and until November 1, 2017 for INTECH U.S. Core Fund, pursuant to which Janus Capital waives its investment advisory fee and/or reimburses Fund expenses to the extent the Fund’s total annual operating expense ratio exceeds 0.79% for INTECH U.S. Managed Volatility Fund, and 0.83% for INTECH U.S. Core Fund (excluding any performance adjustments to the management fee, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, dividends, interest, taxes, acquired fund fees and expenses, and extraordinary expenses). For INTECH U.S. Core Fund, because a fee waiver can have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the Performance Adjustment applies may affect the Performance Adjustment in a way that is favorable to the Adviser to the extent that fees were waived or expenses were reimbursed during the performance measurement period.

Additional pro forma fee, expense, and financial information is included in this Proxy Statement/Prospectus.

Q.	What are the U.S. federal income tax consequences of the Merger?

A.

The Merger is expected to qualify as a reorganization for U.S. federal income tax purposes (under section 368(a) of the Internal Revenue Code of 1986, as amended) (the “Code”) and will not take place unless special counsel provides an opinion to that effect. Assuming the Merger so qualifies, shareholders should not recognize any capital gain or loss as a direct result of the Merger. You may have received a regular taxable distribution towards the end of the 2016 calendar year.

In addition, prior to the Closing Date you may receive an additional taxable distribution of ordinary income or capital gains that INTECH U.S. Core Fund has accumulated as of the date of the distribution. As always, if you choose to redeem or exchange your shares (whether before or after the Merger), you may realize a taxable gain or loss depending on the performance of such shares since you acquired them. Shareholders should consult a tax adviser with respect to the tax consequences of the Merger and any exchange or redemption.

In addition, in connection with the Merger, it is expected that a portion of INTECH U.S. Core Fund’s portfolio assets (approximately 40%) will be sold prior to the Merger, which may result in INTECH U.S. Core Fund realizing capital gains. It is estimated that such portfolio repositioning would have resulted in realized capital gains of approximately $25 million (approximately $0.77 per share of U.S. INTECH Core Fund), if such sales occurred as of June 30, 2016. Shareholders of INTECH U.S. Core Fund or shareholders of both Funds (as shareholders of INTECH U.S. Managed Volatility Fund following the completion of the Merger) will be taxed on any resulting capital gains distributions.

As of June 30, 2016, INTECH U.S. Managed Volatility Fund had accumulated capital losses of approximately $69.1 million (short-term) that represents net capital loss carryforwards. Such capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Capital loss carryforwards of approximately $65.6 million expire June 30, 2018 and approximately $3.5 million (short-term) have no expiration date. Utilization of such capital loss carryforwards following the Merger will be subject to limitations. Because of these limitations, the capital loss carryforwards may be more likely to expire without being utilized. Due to these limitations, following the Merger approximately $43.2 million of the capital loss carryforwards is expected to be available in the next fiscal year. As of June 30, 2016, INTECH U.S. Core Fund did not have any capital loss carryforwards.

Q.	Will my cost basis for U.S. federal income tax purposes change as a result of the Merger?

A.	Your total cost basis for U.S. federal income tax purposes is not expected to change as a result of the Merger. However, since the number of shares you hold after the Merger is expected to be different than the number of shares you held prior to the Merger, your average cost basis per share may change.

Q.	Will the shareholder service providers to my Fund change?

A.	No. The current service providers to the Funds will continue to provide the same services to INTECH U.S. Managed Volatility Fund following the completion of the Merger.

Janus Capital currently serves as investment adviser to both Funds and will continue to serve as the investment adviser for INTECH U.S. Managed Volatility Fund following the Merger. INTECH currently serves as the sub-adviser to both Funds and will continue to serve as the sub-adviser of INTECH U.S. Managed Volatility Fund following the Merger. The administrator, custodian, transfer agent, auditor, and distributor are the same for both Funds and will not change as a result of the Merger.

Q.	Will there be any sales load, commission or other transactional fee in connection with the Merger?

A.	No. There will be no sales load, commission or other transactional fee in connection with the Merger. The full and fractional value of shares of INTECH U.S. Core Fund will be exchanged for full and fractional corresponding shares of INTECH U.S. Managed Volatility Fund having equal value, without any sales load, commission or other transactional fee being imposed.

Q.	Can I still add to my existing INTECH U.S. Core Fund account until the Merger?

A.	Yes. Current INTECH U.S. Core Fund shareholders may continue to make additional investments until the Closing Date (expected to be on or about May 5, 2017, or as soon as practicable thereafter), unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. If the Merger is completed, an account in INTECH U.S. Managed Volatility Fund will be set up in your name, and you will receive shares of the corresponding class of shares of INTECH U.S. Managed Volatility Fund. You will receive confirmation of this transaction following the completion of the Merger.

Q.	Will either Fund pay fees or expenses associated with the Merger?

A.	No. Janus Capital will pay the direct fees and expenses associated with the Merger, including preparation of the Proxy Statement/Prospectus, printing and mailing costs, solicitation costs, and legal and auditor fees, which are expected to be approximately $84,000. However, the Funds will bear any brokerage, commissions, transaction costs and similar expenses in connection with any purchases or sales of securities related to portfolio repositioning in connection with the Merger.

In connection with the Merger, the investment personnel of the Funds may, in their discretion, sell securities of the Funds. To the extent that the investment personnel choose to sell a significant percentage of such securities, a Fund’s brokerage costs may be higher than they otherwise would have been. Such transactions would be intended to better align the combined post-Merger portfolio with the pre-Merger portfolio of INTECH U.S. Managed Volatility Fund. Based on the portfolios of the Funds as of June 30, 2016, it is estimated that approximately 40% of the portfolio of INTECH U.S. Core Fund will be sold prior to the Merger. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $600,000 (approximately $0.01 per share of INTECH U.S. Core Fund), based on average commission rates normally incurred by INTECH U.S. Core Fund, if such sales occurred as of June 30, 2016. The actual percentage of securities that may be sold in connection with the Merger, and its impact to the Funds, will not be known until the completion of the Merger. It is estimated that such portfolio repositioning would have resulted in realized capital gains of approximately $25 million (approximately $0.77 per share of INTECH U.S. Core Fund), if such sales occurred as of June 30, 2016. To the extent any repositioning of securities occurs after the Merger, such sales of securities may result in the Acquiring Fund realizing capital gains after the Merger. Shareholders of INTECH U.S. Core Fund prior to the Merger, or shareholders of both Funds (as shareholders of INTECH U.S. Managed Volatility Fund following the Merger) will be taxed on any resulting capital gains distributions.

Q.	If shareholders approve the Merger, when will the Merger take place?

A.	If INTECH U.S. Core Fund shareholders approve the Merger and other conditions are satisfied or waived, the Merger is expected to occur on or about May 5, 2017, or as soon as reasonably practicable after shareholder approval is obtained. After completion of the Merger, your financial intermediary, plan sponsor, or the Funds’ transfer agent (for Class D Shares) is responsible for sending you a confirmation statement reflecting your new Fund account number and number of shares owned.

Q.	What happens if the Merger is not completed?

A.	If the Merger is not approved by shareholders or other conditions are not satisfied or waived, any shares you held in INTECH U.S. Core Fund would remain shares of INTECH U.S. Core Fund. INTECH U.S. Core Fund and INTECH U.S. Managed Volatility Fund would each continue to operate separately, and the Board of Trustees would determine what further action, if any, to take.

Q.	What if I want to exchange my shares into another Janus fund prior to the Merger?

A.	Shareholders of INTECH U.S. Core Fund may exchange their shares into another Janus fund before the Closing Date in accordance with their current exchange privileges by contacting their plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). If you choose to exchange your shares of INTECH U.S. Core Fund for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements. Exchanges into another Janus fund are not subject to any front-end sales charge. Any applicable contingent deferred sales charges charged to a class of shares will be waived for exchanges and redemptions through the date of the Merger. You should be aware that certain other Janus funds are also involved in fund mergers. If you exchange your shares into a Janus fund that is also a party to a merger, you should ensure that you understand the consequences of any actions relating to the fund whose shares you are purchasing.

Proposals 2 and 3: Approval of a New Investment Advisory Agreement with Janus Capital and a New Sub-Advisory Agreement with INTECH

Q.	Why am I being asked to approve a new investment advisory agreement with Janus Capital and a new sub-advisory agreement with INTECH?

A.	Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. Recently, JCG and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger (the “Parent Company Merger Agreement”) pursuant to which JCG and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Parent Company Transaction”). INTECH remains as a wholly-owned subsidiary of Janus Capital. Henderson is an independent global asset management business founded in 1934 with approximately $131.2 billion in assets under management, as of September 30, 2016. The Parent Company Transaction will be effected via a share exchange with each share of JCG common stock exchanged for 4.7190 newly issued ordinary shares in Henderson. Based on the current number of shares outstanding, upon closing of the Transaction, Henderson and JCG shareholders are expected to own approximately 57% and 43%, respectively, of the ordinary shares of the combined company, which will be renamed Janus Henderson Group plc (“Janus Henderson”). In addition, each Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name. Your Fund’s investment adviser will not change, but will be a subsidiary of Janus Henderson following the completion of the Parent Company Transaction. Janus Henderson will have approximately $326 billion in assets under management and a combined market capitalization of $5.75 billion. JCG expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution, resulting in an organization that will be well-positioned to provide world-class client service.

Completion of the Parent Company Transaction is subject to the satisfaction or waiver of certain conditions, including the receipt of certain third party consents, including approval of new investment advisory agreements by shareholders of Janus Capital-advised U.S. registered investment companies, including the Funds, representing at least 67.5% of the aggregate assets under management of the Janus Capital-advised U.S. registered investment companies. JCG and Henderson currently expect to complete the Parent Company Transaction during the second quarter of 2017.

Shareholders of your Fund are not being asked to vote on the Parent Company Transaction. Rather, shareholders of your Fund are being asked to vote on proposals that are being presented to them as a result of the Parent Company Transaction.

The Parent Company Closing may be deemed to cause an “assignment” of INTECH U.S. Core Fund’s current investment advisory agreement with Janus Capital, and current investment sub-advisory agreement between Janus Capital and INTECH, which would cause such agreements to terminate. In the event the Plan is not approved or the Merger of INTECH U.S. Core Fund into INTECH U.S. Managed Volatility Fund is not completed or is delayed until after the closing of the Parent Company Transaction, the Board of Trustees of the Trust has approved, and recommends that shareholders of INTECH U.S. Core Fund approve, (i) a new investment advisory agreement between their Fund and Janus Capital, for Janus Capital to continue to provide advisory services to INTECH U.S. Core Fund following the Parent Company Transaction, and (ii) a new investment sub-advisory agreement between Janus Capital and INTECH, for INTECH to continue to provide sub-advisory services to INTECH U.S. Core Fund following the closing of the Parent Company Transaction. The terms of the proposed advisory and sub-advisory agreement for INTECH U.S. Core Fund are substantially similar to the terms of the current advisory and sub-advisory agreement with the Fund.

Shareholders of INTECH U.S. Managed Volatility Fund are also being asked to approve a new investment advisory agreement between their Fund and Janus Capital, and a new investment sub-advisory agreement between Janus Capital and INTECH, each with substantially similar terms as the current advisory agreement and current sub-advisory agreement, respectively, as a result of the Parent Company Transaction in a separate proxy solicitation.

Q.	How will I as a shareholder of INTECH U.S. Core Fund be affected by the Parent Company Transaction?

A.	Your Fund investment will not change as a result of the Parent Company Transaction. If the Plan is not approved, or if the Merger is not completed or is delayed until after the Parent Company Closing, you will still own the same Fund shares and the underlying value of those shares will not change as a result of the Parent Company Transaction. Janus Capital and INTECH will continue to manage your Fund according to the same objectives and policies as before and does not anticipate any significant changes to your Fund.

Q.	Will the Parent Company Transaction result in any important differences between the Fund’s new investment advisory and sub-advisory agreements and the current investment advisory and sub-advisory agreements, respectively?

A.	No. The terms of the new advisory agreement with Janus Capital, and the terms of the new sub-advisory agreement between Janus Capital and INTECH, are substantially similar to those of the current advisory agreement and current sub-advisory agreement, respectively. There will be no change in the contractual advisory fee rate your Fund pays, the contractual sub-advisory fee rate paid by Janus Capital to INTECH or the investment advisory services it receives as a result of the Parent Company Transaction.

Q.	What will happen if shareholders do not approve the new investment advisory agreement before consummation of the Parent Company Transaction?

A.	If the Merger has not been consummated, Janus Capital will continue to manage INTECH U.S. Core Fund under an interim investment advisory agreement, but must place its compensation for its services during this interim period in escrow, pending shareholder approval. The Board urges you to vote without delay in order to avoid potential disruption to your Fund if Janus Capital were unable to continue to serve as investment adviser.

Q.	What will happen if shareholders do not approve the new investment sub-advisory agreement before consummation of the Parent Company Transaction?

A.	If the Merger has not been consummated, and if the new investment advisory agreement with Janus Capital has not been approved, INTECH will continue to manage INTECH U.S. Core Fund under an interim sub-advisory agreement, but must place its compensation for services during this interim period in escrow, pending shareholder approval. The Board urges you to vote without delay in order to avoid potential disruption to your Fund if INTECH were unable to continue to serve as sub-adviser.

Proposal 4: Election of An Additional Trustee

Q.	Why am I being asked to elect an additional Trustee?

A.	Currently, the Board of Trustees of the Trust has eight members, each of whom is an Independent Trustee (as described below). In connection with the Parent Company Transaction, the Board has sought to increase the size of the Board to nine members and has nominated Diane L. Wallace (the “Trustee Nominee”) to stand for election as a Trustee. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace was unanimously approved by the Board to stand for election, upon a recommendation from the Board’s Nominating and Governance Committee. The Board considered, among other things, Ms. Wallace’s background and experience in the financial services industry, including with the Henderson funds, and determined that the addition of Ms. Wallace to the Board would provide valuable continuity and enhance the Board’s oversight of the Trust following the completion of the Parent Company Transaction.

Each current Trustee is, and the Trustee Nominee will be, an Independent Trustee, meaning that each is not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, Janus Capital, INTECH, or Henderson. Information about the Trustee Nominee, including age, principal occupations during the past five years, and other information, such as the Trustee Nominee’s experience, qualifications, attributes, or skills, is set forth in this Proxy Statement/Prospectus.

Proposal 5: Approval of a “Manager of Managers” Structure

Q.	Why am I being asked to vote on the Manager of Managers structure?

A.

Janus Capital and the Trust obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that provides Janus Capital with the flexibility to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without the costs and delays associated with holding a shareholder meeting. This is referred to as “Manager of Managers” relief. However, in order to utilize the relief, shareholders of INTECH U.S. Core Fund must approve its use for their Fund. There are no proposed changes to INTECH U.S. Core Fund’s existing sub-advisory arrangements at this time. In the future, if Janus Capital and/or the Board determines that resources of a different sub-adviser or additional sub-advisers would be beneficial for INTECH U.S. Core Fund, your approval of the Manager of Managers Proposal would allow Janus Capital to engage the sub-adviser, and change the sub-adviser, without incurring the costs related to a shareholder meeting and proxy solicitation. The appointment of the sub-adviser is subject to Board approval and you would receive notification of each such engagement.

Shareholders of INTECH U.S. Managed Volatility Fund are also being asked to approve a Manager of Managers Proposal in a separate proxy solicitation.

Miscellaneous Matters

Q.	Who is eligible to vote?

A.	Shareholders who owned shares of INTECH U.S. Core Fund at the close of business on December 29, 2016 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar value) of net asset value of shares owned on all matters presented. In addition, for Proposal 4, shareholders who owned shares of each series of the Trust at the close of business on the Record Date will be entitled to be present and vote at the Meeting.

Q.	What is the required vote to approve the Proposals?

A.	Approval of Proposals 1, 2, 3 and 5 require the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”), of INTECH U.S. Core Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

For Proposal 4, election of the Trustee Nominee will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all of the funds of the Trust, including INTECH U.S. Core Fund and certain funds of the Trust for which votes are being solicited pursuant to separate proxy statements.

However, Proposals 2, 3 and 4 will only take effect upon the closing of the Parent Company Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management. Further, Proposals 2 and 3 will only take effect if the Merger of INTECH U.S. Core Fund into INTECH U.S. Managed Volatility Fund pursuant to the Plan described in Proposal 1 is not approved, or if the Merger is not completed or is delayed until after the Parent Company Closing.

A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of 30% of the shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q.	How does the Board of the Trust suggest I vote with respect to the Proposals?

A.	After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote FOR each Proposal. Please see the relevant section of the Proxy Statement/Prospectus for a discussion of each Proposal and the Board’s considerations in making such recommendations.

Q.	How can I vote my shares?

A.	You can vote in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;
•	By mail with the enclosed proxy card(s); or
•	In person by attending the special shareholder meeting on April 6, 2017.

Whichever method you choose, please take the time to read the full text of this Proxy Statement/Prospectus before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If a quorum is not present or sufficient votes to approve the Proposals are not received by the date of the Meeting, the persons designated as proxies may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Q.	If I vote my proxy now as requested, can I change my vote later?

A.	Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by (1) delivering a written revocation to the Secretary of INTECH U.S. Core Fund; (2) submitting a subsequently executed proxy vote; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card(s) or vote by telephone or the Internet. This will help us to ensure that an adequate number of shares are present at the Meeting for consideration of the Proposals. Shareholders should send notices of revocation to Janus Investment Fund at 151 Detroit Street, Denver, Colorado 80206-4805, Attn: Secretary.

Q:	Who is paying the costs of this solicitation?

A:	Janus Capital will pay the fees and expenses related to each proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting. These costs are estimated to be $84,000 plus any out-of-pocket expenses.

Q.	Whom should I call for additional information about this Proxy Statement/Prospectus?

A.	Please call Computershare, Janus Capital’s information agent (proxy solicitor), at 1-866-492-0863.

PROPOSAL 1 – THE MERGER OF INTECH U.S. CORE FUND INTO INTECH U.S. MANAGED VOLATILITY FUND

SUMMARY

This section provides a summary of certain information with respect to the Mergers, the Target Fund, and the Acquiring Fund, including but not limited to, comparative information regarding each Fund’s investment objective, fees and expenses, principal investment strategies and risks, historical performance, and other information. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including the Funds’ prospectuses which are incorporated by reference.

There is no assurance that a Fund will achieve its stated objective. Each Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Comparison of Investment Advisory Fees

Each Fund is subject to the same fee and expense structure with payment of an annual investment advisory fee to the Adviser, out-of-pocket administration expenses to the Adviser, transfer agency fees and/or out-of-pocket expenses to Janus Services LLC (“Janus Services”), distribution fees paid by certain share classes to Janus Distributors LLC (“Janus Distributors”), and certain other fees or out-of-pocket costs to third party intermediaries. However, the Funds have different investment advisory fee structures. The Acquiring Fund pays an investment advisory fee at an annual rate of 0.50% of its average daily net assets to the Adviser. The Target Fund pays a base investment advisory fee at an annual rate of 0.50% of its average daily net assets to the Adviser (“Base Fee Rate”), subject to a performance fee adjustment. The Base Fee Rate for the Target Fund adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Target Fund’s performance relative to its benchmark index, the S&P 500® Index, over a rolling 36-month performance measurement period (the “Performance Adjustment”). For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). The full performance rate (positive or negative) for the Target Fund is 4.00%. The full performance rate is the point at which the advisory fee rate would increase or decrease by a full 0.15% (assuming constant assets) based on the Fund’s performance relative to its benchmark index. For example, if the Target Fund outperformed or underperformed its benchmark index over the 36-month measurement period in an amount equal to or greater than its full performance rate, the advisory fee rate would increase or decrease, respectively, by a full 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee rate of greater or less than 0.15%.

For each Fund, the Adviser pays the Sub-adviser a sub-advisory fee rate that is one-half of the advisory fee rate paid by the Fund to the Adviser (net of any Performance Adjustment for the Target Fund and fee waivers or expense reimbursements by the Adviser). For the Target Fund, the sub-advisory fee rate adjusts up or down based upon the performance of the Target Fund’s load-waived Class A Shares relative to the S&P 500® Index.

The Acquiring Fund will retain its fee and expense structure following the Merger. Refer to the “Other Comparative Information about the Funds—Management Expenses” section in this Proxy Statement/Prospectus for additional information with further description in the Fund’s Statement of Additional Information, as supplemented (“SAI”), which is incorporated by reference herein.

Current and Pro Forma Fees and Expenses

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the Target Fund or the Acquiring Fund versus the estimated (“pro forma”) fees and expenses of the Acquiring Fund, assuming consummation of the Merger as of the first day of the fiscal year ended June 30, 2016. Fees and expenses shown for the Target Fund and the Acquiring Fund were determined based on each Fund’s average daily net assets for the fiscal year ended June 30, 2016. Total net assets as of June 30, 2016 were $606,074,165 for the Target Fund, $457,002,671 for the Acquiring Fund and $1,063,076,836 for the Acquiring Fund on a pro forma basis assuming the Merger closed as of the fiscal year ended June 30, 2016.

The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since June 30, 2016. More current total net asset information is available for the Funds at janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Class D Shares). It is important for you to know that a decline in a Fund’s average daily net assets during the current fiscal year and after the Merger, as a result of redemptions from the Fund in excess of subscriptions or declines in net asset value per share resulting from market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Funds.

Annual Fund Operating Expenses

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management, administration and administrative services, including recordkeeping, accounting or sub-accounting, and other shareholder services. You do not pay these fees directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

All Fund expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Other Expenses for Class A Shares, Class C Shares, and Class I Shares may include shareholder servicing fees charged by intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Funds. Other Expenses for Class S Shares and Class T Shares include a shareholder servicing fee of up to 0.25% of the average daily net assets of each class to compensate Janus Services, the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. Other Expenses for Class D Shares include an administrative services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Other Expenses for all classes may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services for its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.

The Annual Fund Operating Expenses shown in the table below represent annualized expenses for the Target Fund and the Acquiring Fund, as well as those estimated for the Acquiring Fund on a pro forma basis, assuming consummation of the Merger, as of the first day of the fiscal year ended June 30, 2016.

Expense Limitations

Pursuant to a contract currently in effect for the Target Fund, the Adviser has agreed to waive its investment advisory fee and/or reimburse fund expenses to the extent necessary to limit the Target Fund’s total annual fund operating expenses to 0.83% of the average daily net assets of the Target Fund until November 1, 2017. Similarly, pursuant to a contract currently in effect for the Acquiring Fund, the Adviser has agreed to waive its investment advisory fee and/or reimburse the Fund expenses to the extent necessary to limit the Acquiring Fund’s total annual fund operating expenses to 0.79% of the average daily net assets of the Acquiring Fund until November 1, 2018. For purposes of this waiver, total annual fund operating expenses include the management fee but exclude any performance adjustments to investment advisory fees, the distribution and shareholder servicing fees paid pursuant to a Rule 12b-1 plan, administrative services fees payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses. For the Target Fund, because a fee waiver can have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the Performance Adjustment applies may affect the Performance Adjustment in a way that is favorable to the Adviser to the extent that fees were waived or expenses were reimbursed during the performance measurement period. Amounts waived or reimbursed are not subject to recoupment by Janus Capital. Prior to November 1, 2018 for the Acquiring Fund and November 1, 2017 for the Target Fund, such waivers may be terminated only with the consent of the Board of Trustees.

Changes to asset levels of the Target Fund or the expenses and asset levels of the Acquiring Fund between the date of this Proxy Statement/Prospectus and the anticipated Closing Date for the Merger could impact the expenses shown below that will be paid by the Acquiring Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Class A Shares	INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)(1)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (may adjust up or down)	0.56%	0.50%	0.50%
Distribution/Service (12b-1) Fees(2)	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.18%	0.16%
Acquired Fund Fees and Expenses(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.94%	0.93%	0.91%

SHAREHOLDER FEES (fees paid directly from your investment)

Class C Shares	INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)(7)	1.00%	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (may adjust up or down)	0.56%	0.50%	0.50%
Distribution/Service (12b-1) Fees(2)	1.00%	1.00%	1.00%
Other Expenses	0.17%	0.16%	0.15%
Acquired Fund Fees and Expenses(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.73%	1.66%	1.65%

SHAREHOLDER FEES (fees paid directly from your investment)

Class D Shares	INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (may adjust up or down)	0.56%	0.50%	0.50%
Distribution/Service (12b-1) Fees	None	None	None
Other Expenses	0.23%	0.33%	0.28%
Acquired Fund Fees and Expenses(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.79%	0.83%	0.78%

SHAREHOLDER FEES (fees paid directly from your investment)

Class S Shares	INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (may adjust up or down)	0.56%	0.50%	0.50%
Distribution/Service (12b-1) Fees(2)	0.25%	0.25%	0.25%
Other Expenses	0.31%	0.38%	0.36%
Acquired Fund Fees and Expenses(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.12%	1.13%	1.11%

SHAREHOLDER FEES (fees paid directly from your investment)

Class I Shares	INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (may adjust up or down)	0.56%	0.50%	0.50%
Distribution/Service (12b-1) Fees	None	None	None
Other Expenses	0.12%	0.15%	0.13%
Acquired Fund Fees and Expenses(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.68%	0.65%	0.63%

SHAREHOLDER FEES (fees paid directly from your investment)

Class N Shares	INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (may adjust up or down)	0.56%	0.50%	0.50%
Distribution/Service (12b-1) Fees	None	None	None
Other Expenses	0.01%	0.11%	0.07%
Acquired Fund Fees and Expenses(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.57%	0.61%	0.57%

SHAREHOLDER FEES (fees paid directly from your investment)

Class T Shares	INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (may adjust up or down)	0.56%	0.50%	0.50%
Distribution/Service (12b-1) Fees	None	None	None
Other Expenses	0.31%	0.36%	0.34%
Acquired Fund Fees and Expenses(3)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.87%	0.86%	0.84%

Examples:

The following Examples are based on expenses without waivers. These Examples are intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund, and the Acquiring Fund after the Merger with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses (without waivers) remain the same as shown above. The first set of examples below assumes that you sell your shares at the end of a period. The second set of examples assumes that you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year(1)(4)	3 Years(4)(5)	5 Years(4)(5)	10 Years(4)(5)
Class A Shares
INTECH U.S. Core Fund (Target Fund)	$665	$857	$1,065	$1,663
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$664	$854	$1,060	$1,652
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$663	$848	$1,050	$1,630

If shares are redeemed:	1 Year(1)(4)	3 Years(4)(5)	5 Years(4)(5)	10 Years(4)(5)
Class C Shares
INTECH U.S. Core Fund (Target Fund)	$276	$545	$939	$2,041
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$269	$523	$902	$1,965
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$268	$520	$897	$1,955
Class D Shares
INTECH U.S. Core Fund (Target Fund)	$81	$252	$439	$978
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$85	$265	$460	$1,025
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$80	$249	$433	$966
Class S Shares
INTECH U.S. Core Fund (Target Fund)	$114	$356	$617	$1,363
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$115	$359	$622	$1,375
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$113	$353	$612	$1,352
Class I Shares
INTECH U.S. Core Fund (Target Fund)	$69	$218	$379	$847
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$66	$208	$362	$810
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$64	$202	$351	$786
Class N Shares
INTECH U.S. Core Fund (Target Fund)	$58	$183	$318	$714
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$62	$195	$340	$762
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$58	$183	$318	$714
Class T Shares
INTECH U.S. Core Fund (Target Fund)	$89	$278	$482	$1,073
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$88	$274	$477	$1,061
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$86	$268	$466	$1,037
Class A Shares
INTECH U.S. Core Fund (Target Fund)	$665	$857	$1,065	$1,663
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$664	$854	$1,060	$1,652
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$663	$848	$1,050	$1,630
Class C Shares
INTECH U.S. Core Fund (Target Fund)	$176	$545	$939	$2,041
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$169	$523	$902	$1,965
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$168	$520	$897	$1,955
Class D Shares
INTECH U.S. Core Fund (Target Fund)	$81	$252	$439	$978
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$85	$265	$460	$1,025
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$80	$249	$433	$966

If shares are redeemed:	1 Year(1)(4)	3 Years(4)(5)	5 Years(4)(5)	10 Years(4)(5)
Class S Shares
INTECH U.S. Core Fund (Target Fund)	$114	$356	$617	$1,363
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$115	$359	$622	$1,375
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$113	$353	$612	$1,352
Class I Shares
INTECH U.S. Core Fund (Target Fund)	$69	$218	$379	$847
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$66	$208	$362	$810
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$64	$202	$351	$786
Class N Shares
INTECH U.S. Core Fund (Target Fund)	$58	$183	$318	$714
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$62	$195	$340	$762
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$58	$183	$318	$714
Class T Shares
INTECH U.S. Core Fund (Target Fund)	$89	$278	$482	$1,073
INTECH U.S. Managed Volatility Fund (Acquiring Fund)	$88	$274	$477	$1,061
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$86	$268	$466	$1,037

(1)	A contingent deferred sales charge (“CDSC”) of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. A CDSC of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors, as described in Appendix C.
(2)	Because Rule 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (Rule 12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.
(3)	Acquired fund fees and expenses are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. If applicable, such amounts are less than 0.01%.
(4)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(5)	A CDSC is not applicable.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect each Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 106% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rate was 72% of the average value of its portfolio. During the current fiscal period, it is anticipated that the Target Fund’s portfolio turnover will be higher due to repositioning of the portfolio prior to the Merger.

In connection with the Merger, the investment personnel of the Funds may, in their discretion, sell securities of the Funds. To the extent that the investment personnel choose to sell a significant percentage of such securities, a Fund’s brokerage costs may be higher than they otherwise would have been. Such transactions would be intended to better align the combined post-Merger portfolio with the pre-Merger portfolio of the Acquiring Fund. Based on the portfolios of the Funds as of June 30, 2016, it is estimated that approximately 40% of the portfolio of the Target Fund will be sold prior to the Merger. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $600,000 (approximately $0.01 per share of the Target Fund), based on average commission rates normally incurred by the Target Fund, if such sales occurred as of June 30, 2016. There may also be some repositioning of the combined portfolio after the Merger, which may result in the Acquiring Fund incurring brokerage commissions or other transaction costs after the Merger. The actual percentage of securities that may be sold in connection with the Merger, and its impact to the Funds, will not be known until the completion of the Merger. It is estimated that such portfolio repositioning would have resulted in realized capital gains of approximately $25 million (approximately $0.77 per share of the Target Fund), if such sales occurred as of June 30, 2016. To the extent any repositioning of securities occurs after the Merger, such sales of securities may result in the Acquiring Fund realizing capital gains after the Merger. Shareholders of the Target Fund prior to the Merger, or shareholders of both Funds (as shareholders of the Acquiring Fund following the Merger) will be taxed on any resulting capital gains distributions.

Investment Objective

Each Fund seeks long-term growth of capital.

Principal Investment Strategies

The Target Fund and the Acquiring Fund have similar principal investment strategies. Both Funds utilize a variation of INTECH’s mathematical investment process that considers stocks with higher relative volatility and lower correlation to each other. However, INTECH U.S. Managed Volatility Fund additionally seeks to reduce the Fund’s absolute volatility. The benchmark utilized by INTECH to implement its mathematical investment process also differs. The Target Fund’s portfolio is selected from stocks within the S&P 500® Index, whereas the Acquiring Fund selects stocks from the Russell 1000® Index. These differences will result in differences in the individual securities held by the Funds and differences in the weightings of securities held by both Funds.

INTECH’s managed volatility strategy was implemented for the Acquiring Fund in December 2014. Since January 2015, the Acquiring Fund reduced volatility on average by approximately 20% relative to the Russell 1000® Index (based on the standard deviation of monthly returns). The volatility reduction is expected to vary over time based on market conditions and other factors. Although the Acquiring Fund may underperform the Russell 1000® Index in sharply rising markets, the Acquiring Fund’s investment strategy seeks to participate in normal rising markets and lessen the losses in down markets

The following is intended to show the primary similarities and differences between the Funds’ principal investment strategies. The Acquiring Fund will continue to have the same investment strategies shown below following the Merger. This information is qualified in its entirety by the prospectuses of each Fund, which are incorporated by reference.

Allocation of Assets
INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)
Primary Strategy. Invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process.	Primary Strategy. Invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach.

Benchmark. Seeks to produce returns in excess of the S&P 500® Index with risks similar to that of the S&P 500® Index.	Benchmark. Seeks to produce returns in excess of the Russell 1000® Index, but with lower absolute volatility than the Russell 1000® Index.

Selecting Investments
INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)

Applies a mathematical investment process that seeks to:

•   Build a portfolio of stocks in a more efficient combination than the S&P 500® Index; and

•   Capitalize on the natural volatility of the market by searching for stocks within the S&P 500® Index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk).

Applies a mathematical investment process that seeks to:

•   Generate excess returns with absolute volatility that can range from approximately 0% to 40% lower than absolute volatility of the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the Fund and the Russell 1000® Index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile;

•   Combine stocks from the universe of stocks within the Russell 1000® Index that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the Russell 1000® Index over a full market cycle (a time period representing a significant market decline and recovery); and

•   Establish target proportions of its holdings from stocks within the Russell 1000® Index using an optimization process designed to determine the most effective weightings of each stock in the Fund.

Other Policies
INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)
Rebalancings. Periodically rebalances the portfolio to maintain potentially more efficient weightings (this may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy).	Rebalancings. Periodically rebalances the portfolio to the set target proportions and re-optimize (this may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy).

Securities Lending. May lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.	Securities Lending. May lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

For additional information on the Funds’ principal investment strategies and related risks, please refer to the “Additional Information About the Funds” section of this Proxy Statement/Prospectus and in Appendix B.

Principal Investment Risks

A Fund’s returns and yields will vary, and you could lose money. Each Fund is designed for long-term investors seeking an equity portfolio including common stocks. Common stocks tend to be more volatile than many other investment choices. The following is a summary of the principal risks associated with an investment in each Fund. Because each Fund has the same investment objective and substantially similar principal investment strategies, the principal risks are also substantially similar for each Fund. Differences in risks between the Funds are noted below. Additional information about these risks is included below and described in greater detail later in this Proxy Statement/Prospectus under “Additional Information About the Funds—Additional Risks of the Funds.” As with any security, an investment in either Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. This information is qualified in its entirety by the prospectuses of each Fund, which are incorporated by reference.

Investment Process Risk. The proprietary mathematical investment process used by INTECH for the Funds may not achieve the desired results. There is a risk that INTECH’s method for the Funds of identifying stocks with higher volatility than the named benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) will not result in selecting stocks with continuing volatility or the expected correlation. Specific to the Acquiring Fund, the focus on managed volatility may keep the Acquiring Fund from achieving excess returns over the Russell 1000® Index. In this regard, INTECH’s managed volatility strategy may underperform the Russell 1000® Index during certain periods of up markets, and in particular, most likely will underperform the Russell 1000® Index in sharply rising markets, and may not achieve the desired level of protection in down markets.

As INTECH’s mathematical investment process for both Funds has evolved, the Funds have experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process, which do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact each Fund’s performance.

Market Risk. The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Real Estate Securities Risk. A Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including a Fund.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on a Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Securities Lending Risk. Each Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and a Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Fund Performance

The following information provides some indication of the risks of investing in each Fund by showing how each Fund’s performance has varied over time.

For the Target Fund:

Class T Shares (formerly named Class J Shares, the initial share class) of the Target Fund commenced operations with the Target Fund’s inception on February 28, 2003. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Target Fund commenced operations on July 6, 2009. Class N Shares of the Target Fund commenced operations on October 28, 2014. Class D Shares of the Target Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class.

•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Target Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Target Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class N Shares for periods prior to October 28, 2014, reflects the performance of the Target Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

•	The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, Class D Shares of the Target Fund had been available during periods prior to February 16, 2010, or Class N Shares of the Target Fund had been available during periods prior to October 28, 2014, the performance shown for each respective share class may have been different. The performance shown for each share class after its inception is the actual performance of such class.

The bar chart depicts the change in performance of the Target Fund’s Class T Shares from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Target Fund. If sales charges were included, the returns would be lower. The table compares the Target Fund’s average annual total returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Target Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Target Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687 (or at janus.com/allfunds or by calling 1-800-525-3713 if you hold Class D Shares).

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 2nd Quarter 2009 14.79% Worst Quarter: 4th Quarter 2008 – 21.49%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2016 was 6.07%.

Average Annual Total Returns (periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception (2/28/03)
Class T Shares
Return Before Taxes	1.46%	13.32%	7.22%	10.14%
Return After Taxes on Distributions	–2.23%	11.57%	6.05%	8.98%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.83%	10.59%	5.80%	8.41%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	9.37%
Class A Shares
Return Before Taxes(2)	–4.41%	11.90%	6.40%	9.41%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	9.37%

	1 Year	5 Years	10 Years	Since Inception (2/28/03)
Class C Shares
Return Before Taxes(3)	–0.23%	12.34%	6.22%	9.08%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	9.37%
Class D Shares
Return Before Taxes	1.49%	13.40%	7.26%	10.18%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	9.37%
Class S Shares
Return Before Taxes	1.17%	13.03%	6.85%	9.72%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	9.37%
Class I Shares
Return Before Taxes	1.63%	13.53%	7.22%	10.14%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	9.37%
Class N Shares
Return Before Taxes	1.73%	13.32%	7.22%	10.14%
S&P 500® Index (reflects no deduction for expenses, fees, or taxes)	1.38%	12.57%	7.31%	9.37%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

The Target Fund’s primary benchmark index is the S&P 500 Index, a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The S&P 500 Index is used to calculate the Target Fund’s Performance Adjustment.

After-tax returns are calculated using distributions for the Target Fund’s Class T Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Acquiring Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class T Shares of the Target Fund. After-tax returns for the other classes of shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

For the Acquiring Fund:

Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Acquiring Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser INTECH Risk-Managed Value Fund (“JAD predecessor fund”) into each respective share class of the Acquiring Fund. Class T Shares of the Acquiring Fund commenced operations on July 6, 2009. Class N Shares of the Acquiring Fund commenced operations on October 28, 2014. Class D Shares of the Acquiring Fund commenced operations on December 22, 2014. Prior to December 2014, the Acquiring Fund was named INTECH U.S. Value Fund and was comprised primarily of stocks within the Russell 1000® Value Index.

•	The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares, and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.

•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class N Shares reflects the performance of the Acquiring Fund’s Class I Shares from July 6, 2009 to October 28, 2014, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. The performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class D Shares for the period July 6, 2009 to December 22, 2014, reflects the performance of the Acquiring Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

If Class T Shares of the Acquiring Fund had been available during periods prior to July 6, 2009, Class N Shares of the Acquiring Fund had been available during periods prior to October 28, 2014, or Class D Shares of the Acquiring Fund had been available during periods prior to December 22, 2014, the performance shown for each respective share class may have been different. The performance shown for each share class after its inception is the actual performance of such class.

The bar chart depicts the change in performance of Class I Shares from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Acquiring Fund. If sales charges were included, the returns would be lower. The table compares the Acquiring Fund’s average annual total returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Acquiring Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Acquiring Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687 (or at janus.com/allfunds or by calling 1-800-525-3713 if you hold Class D Shares).

Annual Total Returns for Class I Shares (calender year-end)

Best Quarter: 3rd Quarter 2009 17.79% Worst Quarter: 4th Quarter 2008 – 21.39%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2016 was 6.73%.

Average Annual Total Returns (periods ended 12/31/15)

	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (12/30/05)
Class I Shares
Return Before Taxes	3.42%	12.68%	6.78%	6.78%
Return After Taxes on Distributions	0.17%	9.10%	4.84%	4.84%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.68%	9.52%	5.12%	5.12%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	0.92%	12.44%	7.40%	7.40%
Class A Shares
Return Before Taxes(2)	–2.96%	11.03%	5.87%	5.87%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	0.92%	12.44%	7.40%	7.40%
Class C Shares
Return Before Taxes(3)	1.65%	11.57%	5.74%	5.74%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	0.92%	12.44%	7.40%	7.40%
Class D Shares
Return Before Taxes	3.24%	12.50%	6.59%	6.59%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	0.92%	12.44%	7.40%	7.40%
Class S Shares
Return Before Taxes	2.94%	12.29%	6.34%	6.34%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	0.92%	12.44%	7.40%	7.40%
Class N Shares
Return Before Taxes	3.46%	12.68%	6.78%	6.78%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	0.92%	12.44%	7.40%	7.40%
Class T Shares
Return Before Taxes	3.13%	12.42%	6.43%	6.42%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	0.92%	12.44%	7.40%	7.40%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

The Acquiring Fund’s primary benchmark index is the Russell 1000® Index, which measures the performance of the large-cap segment of the U.S. equity universe.

After-tax returns are calculated using distributions for the Acquiring Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class I Shares of the Acquiring Fund. After-tax returns for the other classes of shares will vary from those shown due to varying sales charges (as applicable), fees, and expenses among the classes.

Management of the Funds

Investment Adviser: Janus Capital is the investment adviser for each Fund and will remain the investment adviser of the Acquiring Fund after the Merger.

Investment Sub-adviser: INTECH is the investment sub-adviser for each Fund and will remain the investment sub-adviser of the Acquiring Fund after the Merger.

Portfolio Management: A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Portfolio manager of INTECH since January 2015) works together to implement the mathematical investment process for each Fund. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.

If the Merger is approved, the Acquiring Fund will continue to be managed by the same team of investment professionals. For more information about the Funds’ investment personnel, please refer to “Other Comparative Information about the Funds—Investment Personnel.”

Purchase and Sale of Acquiring Fund Shares

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares	Acquiring Fund
Non-retirement accounts		$2,500
Certain tax-deferred accounts or UGMA/UTMA accounts		$500
Class I Shares
Institutional Investors (investing directly with Janus)		$1,000,000
Through an intermediary institution
• non-retirement accounts		$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts		$500
Class N Shares
No minimum investment requirements imposed by the Fund		None
Class D Shares
To open a new regular Fund account		$2,500
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement fund account without an automatic investment program with an automatic investment program of $50 per month	$ $	1,000 500
To add to any existing type of fund account without an automatic investment program		$100
*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

All Share Classes Other Than Class D Shares: Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in a Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange (“NYSE”) in order to receive that day’s net asset value (“NAV”). For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in each Fund’s Prospectus, which is incorporated by reference herein, and available upon request without charge.

Class D Shares: You may generally purchase, exchange, or redeem Class D Shares of the Funds on any business day by written request, write transfer, telephone, and in most cases, online at janus.com/individual. You may conduct transactions by mail (Janus, P.O. Box 55932, Boston, MA 02205-5932), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Funds or their agents prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in each Fund’s Prospectus, which is incorporated by reference herein, and available upon request without charge.

Tax Information

Each Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), each Fund, the Adviser, and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.

THE MERGER

The Plan

Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Merger will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix A to this Proxy Statement/Prospectus.

The Plan contemplates: (i) the Acquiring Fund’s acquisition of all or substantially all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the same class of shares of the Target Fund, and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, if any; (ii) the distribution of those shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the complete termination and liquidation of the Target Fund.

The value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Target Fund will be determined as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”), after the declaration by the Target Fund of distributions, if any, on the Closing Date, and will be determined in accordance with the valuation methodologies described in the Funds’ currently effective prospectuses and Statement of Additional Information (“SAI”). The Plan provides that the Adviser will bear the fees and costs related to the Merger, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The Funds will pay for their brokerage commissions, transaction costs or similar costs related to the Merger. In connection with the Merger, it is estimated that a portion of the Target Fund’s portfolio net assets (approximately 40%) will be sold prior to the Merger, which may result in the Target Fund incurring brokerage commissions or other transaction costs. There may also be some repositioning of the combined portfolio after the Merger, which may result in the Acquiring Fund incurring brokerage commissions or other transaction costs after the Merger. The estimated costs of the Merger do not include brokerage commissions or other transaction costs, and such amounts will be borne primarily by the Target Fund (and indirectly borne by the Target Fund’s shareholders). It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $600,000 (approximately $0.01 per share of the Target Fund), based on average commission rates normally incurred by the Target Fund, if such sales occurred as of June 30, 2016. In addition, such sales may result in the Target Fund realizing capital gains. It is estimated that such portfolio repositioning would have resulted in realized capital gains of approximately $25 million (approximately $0.77 per share of the Target Fund), if such sales occurred as of June 30, 2016. To the extent any repositioning of securities occurs after the Merger, such sales of securities may result in the Acquiring Fund realizing capital gains after the Merger. Shareholders of the Target Fund prior to the Merger, or shareholders of both Funds (as shareholders of the Acquiring Fund following the completion of the Merger) will be taxed on any resulting capital gains distributions. Actual sales as a result of the portfolio repositioning may be more or less than indicated above, depending on the composition of the Funds’ portfolios at the time of the Merger. The Closing Date is expected to be on or about May 5, 2017, or as soon as practicable thereafter.

The Target Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund it receives in the Merger, so that each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in value to his or her holdings in the Target Fund, and the Target Fund will be liquidated. The number of shares to be issued will be determined by the relative net asset value of each class of shares of the Target Fund and the corresponding class of shares of the Acquiring Fund.

Such distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and by transferring to those accounts the shares of the Acquiring Fund previously credited to the account of the Target Fund. Each shareholder account shall be credited with the pro rata number of the Acquiring Fund’s shares due to that shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust. Accordingly, immediately after the Merger, each former shareholder of the Target Fund will own shares of the Acquiring Fund that will be equal to the value of that shareholder’s shares of the Target Fund as of the Closing Date for the Merger.

The closing of the Merger is subject to a number of conditions set forth in the Plan, including approval by shareholders of the Target Fund. The Plan also requires receipt of a tax opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), dated as of the Closing Date, indicating that, for U.S. federal income tax purposes, the Merger qualifies as a tax-free reorganization. The Plan may be terminated and the Merger abandoned at any time prior to the Closing Date by the Board of Trustees if circumstances should develop that, in the opinion of the Board of Trustees, make proceeding with the Plan inadvisable. Please review the Plan carefully.

Reasons for the Merger

Janus Capital and INTECH’s recommendation to merge the Funds was based largely on a development over the past several years of INTECH’s mathematical investment process to a managed volatility strategy for its U.S. strategies. The managed volatility strategy is intended to provide excess returns while also reducing portfolio volatility. The Merger will allow shareholders of the Target Fund to continue to invest in a Fund with the same investment objective of long-term growth of capital, focused on U.S. common stocks, and managed by the same investment personnel. INTECH utilizes a variation of the same mathematical investment process for each Fund that considers stocks with higher relative volatility and lower correlation to each other. An additional feature of the investment process for the Acquiring Fund is that the Acquiring Fund seeks to reduce the absolute volatility of its portfolio. Although the Acquiring Fund may underperform the Russell 1000® Index in sharply rising markets, it seeks to lessen losses in down markets. The Adviser believes that combining the two Funds will offer a simplified INTECH Fund suite under an enhanced volatility strategy with the potential to create operational efficiencies and increase assets. The Adviser believes that the proposed Merger offers a number of benefits to Target Fund shareholders (as shareholders of the Acquiring Fund following the Merger), including having access to the technology and an investment process that targets outperformance with lower absolute volatility than the Russell 1000® Index.

The Adviser met with the Trustees on June 16, 2016, September 15, 2016 and December 7-8, 2016, to discuss the Plan and the Merger. At each meeting, the Trustees also discussed the Plan and the Merger with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, prior to and during the course of the December 7-8, 2016 meetings, the Board also undertook a comprehensive process to evaluate the impact of the Parent Company Transaction on the nature, quality and extent of services expected to be provided by the Adviser to the Janus funds, including the Acquiring Fund following the completion of the Merger, after the completion of the Parent Company Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement and a new investment sub-advisory agreement for the Target Fund in connection with the Parent Company Transaction, see Proposals 2 and 3 beginning on page 45.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Plan after determining that (1) the Merger is in the best interests of the Funds; and (2) the Merger will not dilute the interests of existing shareholders of the Funds. In determining whether to approve the Merger on behalf of the Funds, the Trustees reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	the compatibility of the Funds’ investment objectives, policies and related risks;
•	the historical performance record of the Acquiring Fund, which will be the accounting and performance survivor of the Merger, on an absolute basis and relative to the Target Fund;
•	the expected larger asset base for the Acquiring Fund following the Merger, which creates the potential for a more stable fund asset base over time as compared to the Target Fund on a stand-alone basis;
•	the Adviser’s belief that the Target Fund shareholders may benefit from the Merger (as shareholders of the Acquiring Fund following the Merger), as a result of having access to the technology and an investment process that targets outperformance with lower absolute volatility than the Russell 1000® Index;
•	the Merger was being proposed as part of the Adviser’s efforts to streamline its product line and eliminate competing products;

•	the Adviser’s belief that the Acquiring Fund would benefit from the Adviser’s operational efficiencies resulting from the Merger, including the absence of a similar fund being marketed by the same fund complex and the resulting simplified fund suite under an enhanced volatility strategy with the potential to gain assets;
•	the anticipated federal income tax-free nature of the Merger, the inability of the Acquiring Fund to utilize certain tax loss carry forwards that would otherwise be available, and the potential tax consequences of any repositioning of the Funds’ portfolios as a result of the Merger;
•	the costs of the Merger, other than costs incurred to reposition a Fund’s portfolio in connection with the Merger, will be borne by the Adviser;
•	the terms of the Merger and whether the Merger would dilute the interests of the shareholders of the Funds; and
•	any potential benefits of the Merger to the Adviser and its affiliates as a result of the Merger.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Board noted that the Funds have the same investment objectives and substantially similar principal investment policies and risks. The Board noted that each Fund is a diversified fund that invests at least 80% of its net assets in U.S. common stocks, utilizing a variation of the same mathematical investment process. In addition, each Fund considers individual stocks with higher relative volatility and low correlation with each other. The Board considered the anticipated repositioning of the Target Fund’s and/or Acquiring Fund’s portfolio in connection with the Merger, and the transaction costs associated with such repositioning. Because the Funds have similar investment strategies, the Board considered that the principal risks of each Fund are also similar.

Portfolio Management. The Board considered that Janus Capital will continue to serve the as investment adviser, and INTECH will continue to serve as the sub-adviser, to the Acquiring Fund upon the completion of the Merger. The Board also considered that the same team of investment professionals who manage the Acquiring Fund would continue to manage the Acquiring Fund upon the completion of the Merger.

Performance Records. The Board considered that the Acquiring Fund upon the completion of the Merger would maintain the historical track record of the Acquiring Fund. The Board considered the performance of each Fund on an absolute basis and relative to its benchmark index and to each other, noting the performance of the Acquiring Fund since January 1, 2015, when it implemented INTECH’s managed volatility strategy.

Fees and Expenses. The Board considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the completion of the Merger), taking into account the potential for waivers and reimbursements. The Board considered the expected larger asset base for the Acquiring Fund following the completion of the Merger, which creates the potential for a more stable fund asset base over time as compared to either of the Funds on a stand-alone basis. The Board also considered the comparative expense structure of the two Funds. This consideration takes into account the investment advisory fee rate (which does not have a performance fee structure) and expense limitation agreement to be in place after the Merger.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Merger will be structured with the intention that it qualifies as a tax-free reorganization for U.S. federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board considered the impact of the Merger on the Acquiring Fund’s ability to use any estimated capital loss carryforwards of the Funds and applicable limitations of U.S. federal income tax rules.

Expected Costs of the Merger. The Board considered the terms and conditions of the Agreement, including that the Agreement provides that Janus Capital will bear the costs associated with the Merger, other than costs incurred to reposition a Fund’s portfolio in connection with the Merger.

Terms of the Merger and Impact on Shareholders. The Board considered that the terms of the Merger are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Board considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in dollar value as of the Valuation Time to the aggregate net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time.

Potential Benefits to Janus and Affiliates. The Board recognized that the Merger may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund.

Conclusion. The Board approved the Merger, concluding that such Merger is in the best interests of the Target Fund and Acquiring Fund and that the interests of existing shareholders of such Funds will not be diluted as a result of the Merger.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR approval of the Plan.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Merger. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Merger that the Acquiring Fund and Target Fund receive an opinion from Skadden, dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden will also rely upon certain representations of the management of each Fund and assume, among other things, that the Merger will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Merger does not qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.

Assuming the Merger qualifies as a reorganization, the U.S. federal income tax consequences of the Merger can generally be summarized as follows:

•	no gain or loss will be recognized by the Target Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of all liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to the Target Fund shareholders in exchange for their shares of the Target Fund, except that, immediately prior to the Merger, the Target Fund may be required to “mark-to-market” and thus recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;
•	the tax basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Target Fund immediately prior to the Merger, and the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund;
•	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund;
•	no gain or loss will be recognized by shareholders of the Target Fund upon the receipt of the Acquiring Fund shares by such shareholders, provided such shareholders receive solely the Acquiring Fund shares (including fractional shares) in exchange for their Target Fund shares; and
•	the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Target Fund pursuant to the Merger will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Merger, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Target Fund will include the period during which the Target Fund shares exchanged were held by such shareholder.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund.

Prior to the Closing Date, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets prior to the closing date, which may be, but is likely not to be, attributable to portfolio transitioning. This distribution generally would be taxable to shareholders that are subject to tax.

Capital Loss Carryforwards. The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of the Target Fund, which may be subject to tax loss limitation rules for the Target Fund if it undergoes an “ownership change” for U.S. federal income tax purposes as a result of the Merger. In that event, the Code will generally limit the amount of pre-ownership change losses of the Target Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Target Fund, with certain adjustments, immediately prior to the Merger and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition. In addition, for five years beginning on the Closing Date of the Merger, the Acquiring Fund will not be allowed to offset certain pre-Merger built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund. Due to the operation of the foregoing tax loss limitation rules, it is possible that shareholders of the Target Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Merger.

As of June 30, 2016, INTECH U.S. Managed Volatility Fund had accumulated capital losses of approximately $69.1 million (short-term) that represents net capital loss carryforwards. Such capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards of approximately $65.6 million expire June 30, 2018 and approximately $3.5 million (short-term) have no expiration date. Utilization of such capital loss carryforwards following the Merger will be subject to limitations. Because of these limitations, the capital loss carryforwards may be more likely to expire without being utilized. Due to these limitations, following the Merger approximately $43.2 million of the capital loss carryforwards is expected to be available in the next fiscal year. As of June 30, 2016, INTECH U.S. Core Fund did not have any capital loss carryforwards.

Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Merger, shareholders of the Target Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Merger.

Securities to Be Issued, Key Differences in Shareholder Rights

The Target Fund and the Acquiring Fund are each organized as a separate series of the Trust, a Massachusetts business trust, and are governed by the same Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time (the “Trust Instrument”) and Bylaws (together with the Trust Instrument, the “Governing Documents”). As such, there are no key differences in the rights of shareholders of the Funds.

Capitalization

The following table shows, on an unaudited basis, the capitalization as of June 30, 2016 for the Target Fund and the Acquiring Fund, as well as pro forma capitalization for the Acquiring Fund, assuming the Merger was completed as of June 30, 2016. This table is for informational purposes only. If the Merger is consummated, the capitalization is likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Funds and changes to net asset values of the Funds between June 30, 2016 and the Closing Date of the Merger.

	INTECH U.S. Core Fund (Target Fund)	INTECH U.S. Managed Volatility Fund (Acquiring Fund)	Adjustments(1)	INTECH U.S. Managed Volatility Fund (pro forma after Merger)
Class A
Net Assets	$25,177,715	$30,628,202	$—	$55,805,917
Net Asset Value Per Share	$18.11	$9.87	$—	$9.87
Shares Outstanding	1,390,631	3,104,725	1,160,303	5,655,659
Class C
Net Assets	$17,155,522	$18,115,935	$—	$35,271,457
Net Asset Value Per Share	$17.79	$9.62	$—	$9.62
Shares Outstanding	964,438	1,884,116	818,880	3,667,434
Class D
Net Assets	$287,476,331	$14,952,993	$—	$302,429,324
Net Asset Value Per Share	$18.14	$9.75	$—	$9.75
Shares Outstanding	15,849,201	1,533,429	13,635,551	31,018,181
Class I
Net Assets	$103,603,272	$171,555,682	$—	$275,158,954
Net Asset Value Per Share	$18.16	$9.86	$—	$9.86
Shares Outstanding	5,705,588	17,393,525	4,801,843	27,900,956
Class N
Net Assets	$15,564,697	$75,067,415	$—	$90,632,112
Net Asset Value Per Share	$18.14	$9.83	$—	$9.83
Shares Outstanding	857,831	7,636,513	725,556	9,219,900
Class S
Net Assets	$35,762,898	$3,489,820	$—	$39,252,718
Net Asset Value Per Share	$18.01	$9.83	$—	$9.83
Shares Outstanding	1,986,110	354,858	1,652,028	3,992,996
Class T
Net Assets	$121,333,730	$143,192,624	$—	$264,526,354
Net Asset Value Per Share	$18.13	$9.75	$—	$9.75
Shares Outstanding	6,692,457	14,691,610	5,752,028	27,136,095
Total Net Assets	$606,074,165	$457,002,671	$—	$1,063,076,836
Total Shares Outstanding	33,446,256	46,598,776	28,546,190	108,591,222

(1)	“Adjustments” reflect the issuance of shares of INTECH U.S. Managed Volatility Fund to INTECH U.S. Core Fund investors.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Investment Strategies and General Portfolio Policies

Both Funds have the same investment objective of seeking long-term growth of capital. The Board of Trustees may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify its shareholders in writing at least 60 days before making any such change it considers material. In addition, a Fund will provide shareholders with at least 60 days’ notice prior to changing an 80% investment policy. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and provide further information including, but not limited to, the types of securities a Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that a Fund may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Proxy Statement/Prospectus and/or the Funds’ respective SAIs normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” in Appendix D to this Proxy Statement/Prospectus includes descriptions of investment terms used throughout the Proxy Statement/Prospectus and provides general information regarding investment terms. The strategies and policies of the Acquiring Fund will apply following the Merger.

Cash Position. Each Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Each Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

Foreign Securities. To the extent that foreign securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where an issuer or company is located. There are no limitations on the countries in which a Fund may invest.

Investment Process. INTECH applies a mathematical investment process to construct an investment portfolio for each Fund. INTECH developed the formulas underlying this mathematical investment process. For the Target Fund, the mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. For the Target Fund, the process seeks, over time, to generate a return in excess of the S&P 500® Index over the long term, while controlling the risk relative to the benchmark index. For the Acquiring Fund, this process seeks, over time, to generate a return in excess of the Russell 1000® Index over the long term, while controlling the variability of the Fund’s returns. For each Fund, the mathematical investment process involves:

•	selecting stocks primarily from stocks within a Fund’s named benchmark index;
•	periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
•	monitoring the total risk and volatility of a Fund’s holdings.

For each Fund, INTECH seeks, over time, to outperform the Fund’s named benchmark index through its mathematical investment process.

For the Target Fund:

•	INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the S&P 500® Index.
•	More volatile stocks may tend to reside on the smaller cap end of the S&P 500® Index.
•	INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the named benchmark index.

For the Acquiring Fund:

•	By applying a managed volatility approach, INTECH’s process also seeks to identify stocks for the Fund in a manner that reduces the overall portfolio volatility below the Russell 1000® Index.
•	INTECH has designed certain controls to minimize the absolute risk of the Fund.

For each Fund, however, the proprietary mathematical investment process used by INTECH may not achieve the desired results. Each Fund may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

Portfolio Turnover. In general, each Fund intends to purchase securities for long-term investment consistent with INTECH’s mathematical investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of INTECH’s mathematical investment process, a Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), and the nature of each Fund’s investments. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

The rebalancing techniques used by each Fund may result in higher portfolio turnover compared to a “buy and hold” fund strategy. INTECH periodically rebalances the stocks in the portfolio to its target weighting versus a Fund’s named benchmark index, as determined by INTECH’s mathematical investment process. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance.

Real Estate-Related Securities. To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Securities Lending. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Other Types of Investments. Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies that are not intended to be principal investment strategies of that Fund. If successful, they may benefit a Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve a Fund’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)
•	exchange-traded funds
•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
•

various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements (such as equity, interest rate, inflation index, credit default, and total return), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses;

such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

For a description of each Fund’s investment policies, refer to the Funds’ prospectuses, which are incorporated by reference herein, and available upon request without charge.

Fundamental Investment Policies and Restrictions

The Funds have certain additional fundamental investment policies and restrictions that can only be changed with shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. If Target Fund shareholders approve the Merger, they will become shareholders in the Acquiring Fund, which will continue to have the same fundamental investment restrictions described below. The following are fundamental investment policies and restrictions of the Funds. This information is qualified in its entirety by the Funds’ SAI, which is incorporated by reference insofar as it relates to the Funds:

Each Fund may not:

(1)	with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2)	invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities);

(3)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities);

(4)	lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests);

(5)	act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities;

(6)	borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase agreements (including reverse repurchase agreements), or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act; or

(7)	invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

Each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

Additional investment policies and restrictions of the Funds, which are not fundamental, are set forth in Appendix B.

Additional Risks of the Funds

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Funds. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before voting on the Plan, you should consider carefully the risks that you assume when investing in the Funds.

For a complete description of each Fund’s risks, refer to each Fund’s prospectus, which is incorporated by reference herein, and available upon request without charge.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.

Emerging Markets Risk. Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when a Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Eurozone Risk. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded Funds Risk. The Funds may invest in ETFs to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAY of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”

Foreign Exposure Risk. To the extent that foreign securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include: currency risk, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry risk.

Investment Process Risk. For each Fund, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

For the Target Fund, there is a risk that INTECH’s method of identifying stocks with higher volatility than the named benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) will not result in selecting stocks with continuing volatility or the expected correlation. In either case, the Fund may not outperform the named benchmark index, and likely will underperform its named benchmark index. Since INTECH’s mathematical investment process seeks stocks that have higher volatility relative to the named benchmark index, the Fund may tend to invest in the smaller capitalization members of the named benchmark index, or other stocks, that typically exhibit greater volatility. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the named benchmark index, and fewer stocks are driving benchmark index returns, the performance of the Fund may be negatively affected relative to the named benchmark index.

For the Acquiring Fund, the focus on managed volatility may keep a Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, the Fund may not outperform the named benchmark index, and likely will underperform its named benchmark index. As a result of INTECH’s investment process, the Acquiring Fund may tend to invest in the smaller capitalization members of the named benchmark index, or other stocks, that typically exhibit greater volatility, primarily because of the potential diversification gains due to the lower correlations of their performance to that of the larger capitalization members of the named benchmark index. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the named benchmark index, and fewer stocks are driving benchmark index returns, the performance of the Acquiring Fund may be negatively affected relative to the named benchmark index.

For each Fund, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. For each Fund, on an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact a Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.

INTECH has designed certain controls to minimize the risk of a Fund. For example, for the Acquiring Fund, among other factors, INTECH employs a screening process to identify stocks that trade at a higher cost as well as constraints on stock weights in a Fund’s optimization. The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of investments will work and their use could cause lower returns or even losses to the Funds.

Market Risk. The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.

REIT Risk. To the extent that a Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.

Other Comparative Information about the Funds

Investment Adviser and Sub-adviser

Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund and will continue as the investment adviser to the Acquiring Fund following the Merger. INTECH, City Place Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, is the investment sub-adviser to each Fund and will continue as the investment sub-adviser to the Acquiring Fund following the Merger. The Sub-adviser is responsible for the day-to-day management of each Fund’s investment portfolio subject to the general oversight of the Adviser. The Adviser also provides certain management and administrative services and is responsible for other business affairs of the Funds and will provide the same services to the Acquiring Fund following the Merger.

The Adviser (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

The Adviser and the Trust have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain sub-advisers to manage all or a portion of a fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain sub-advisers without obtaining shareholder approval (a “manager-of-managers structure”). The shareholders of the Acquiring Fund are being asked to approve implementation of a manager-of-managers structure in a separate proxy solicitation. If approved by shareholders of the Acquiring Fund, the manager-of-managers structure would apply to sub-advisers that are not affiliated with the Acquiring Fund or the Adviser (“non-affiliated sub-advisers”), as well as any sub-adviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned sub-advisers”).

Pursuant to the order, and upon obtaining approval from Acquiring Fund shareholders, the Adviser, with the approval of the Board of Trustees, would have the discretion to terminate any sub-adviser and allocate and, as appropriate, reallocate the Acquiring Fund’s assets among the Adviser and any other non-affiliated sub-advisers or wholly-owned sub-advisers (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser). The Adviser, subject to oversight and supervision by the Board of Trustees, would have responsibility to oversee any sub-adviser to the Acquiring Fund and to recommend for approval by such Trustees, the hiring, termination, and replacement of a sub-adviser for the Acquiring Fund. The order also permits the Acquiring Fund to disclose sub-advisers’ fees only in the aggregate in the SAI. In the event that the Adviser hires a new sub-adviser pursuant to the manager-of-managers structure, the Acquiring Fund would provide shareholders with information about the new sub-adviser and sub-advisory agreement within 90 days.

The Adviser furnishes certain administration, compliance, and accounting services for the Funds, and will furnish such services to the Acquiring Fund following the Merger, and is reimbursed by such Fund for certain of its costs in providing those services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus and/or its affiliates may serve as officers of the Trust. The Adviser provides office space for the Funds. Some expenses related to compensation payable to the Trust’s Chief Compliance Officer and compliance staff are shared with other Janus funds. The Funds, along with other Janus funds, also pay for some or all of the salaries, fees, and expenses of certain Janus employees and/or its affiliates and certain Trust officers, with respect to certain specified administration functions they perform on behalf of the Funds.

The Funds pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Funds. These arrangements are anticipated to remain in place with respect to the Acquiring Fund following the Merger.

Management Expenses

Each Fund pays the Adviser an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (Rule 12b-1 fee), administrative services fees and out-of-pocket expenses payable pursuant to the transfer agency agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay. The Adviser pays the Sub-adviser a sub-advisory fee from its investment advisory fee for managing each Fund. Following the Merger, the Acquiring Fund will pay the Adviser an investment advisory fee rate that is identical to the investment advisory fee rate currently paid by the Acquiring Fund to the Adviser, subject to any waivers agreed to by the Adviser.

The following table reflects both the Target Fund’s and the Acquiring Fund’s contractual investment advisory fee rate (expressed as an annual rate, and the Base Fee Rate for the Target Fund), as well as the actual investment advisory fee rate paid by the Target Fund and the Acquiring Fund to the Adviser (gross and net of fee waivers, if applicable) for the fiscal year ended June 30, 2016. The Target Fund has a performance-based investment advisory fee structure. The Acquiring Fund’s investment advisory fee structure is not based on the Acquiring Fund’s performance.

The Acquiring Fund pays an investment advisory fee at an annual rate of 0.50% based on the Acquiring Fund’s average daily net assets. The Target Fund pays a Base Fee Rate of 0.50%, as shown in the second column, that may adjust up or down based on the Target Fund’s performance relative to the cumulative investment record of the S&P 500® Index, the Target Fund’s benchmark index, over the previous 36 months as reflected in the table below. The third column shows the full performance rate for outperformance or underperformance during the performance measurement period relative to the Target Fund’s benchmark index. The Target Fund has a full performance rate of ±4.00%. The fourth column shows the performance-adjusted investment advisory fee rate, which is equal to the Target Fund’s Base Fee Rate, plus or minus the Performance Adjustment over the 36-month performance measurement period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Target Fund’s Base Fee Rate, plus or minus the Performance Adjustment over the period, and includes any applicable fee waiver, for the fiscal year ended June 30, 2016.

As an example, if the Target Fund outperformed the S&P 500® Index over the performance measurement period by 4.00%, the investment advisory fee rate would increase by a full 0.15% (assuming constant assets). Conversely, if the Target Fund underperformed the S&P 500® Index over the performance measurement period by 4.00%, the investment advisory fee rate would decrease by a full 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the investment advisory fee rate of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the Target Fund’s SAI, which is incorporated by reference herein.

For the Target Fund, the sub-advisory fee rate paid by the Adviser to the Sub-adviser adjusts up or down based upon the performance of the Target Fund’s load-waived Class A Shares relative to the S&P 500® Index. The Adviser pays the Sub-adviser an annual sub-advisory fee at the annual rate of 50% of the investment advisory fee paid by each of the Target Fund and the Acquiring Fund to the Adviser (net of any performance fee adjustment for the Target Fund, and fee waivers or expense reimbursements by the Adviser).

Fund Name	Base Fee Rate (%)	Full Overperformance/ Underperformance vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate(1) (%)	Actual Investment Advisory Fee Rate(1) (%)
Target Fund	0.50	±4.00%	0.56	0.56
Acquiring Fund	0.50	N/A	N/A	0.50
INTECH U.S. Managed Volatility Fund (pro forma post-Merger)	0.50	N/A	N/A	0.50	(2)

(1)	Information is shown for the fiscal year ended June 30, 2016.
(2)	On a pro forma basis assuming consummation of the Merger as of the first day of the fiscal year ended June 30, 2016.

The Target Fund’s investment advisory fee rate is determined by calculating a Base Fee Rate of 0.50% and applying a Performance Adjustment (described in further detail below). The Performance Adjustment either increases or decreases the Base Fee Rate depending on how well the Target Fund has performed relative to the S&P 500® Index.

The calculation of the Performance Adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Target Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of 0.50% to the Fund’s average daily net assets during the previous month (previously defined as “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (previously defined as “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Target Fund’s average daily net assets during the previous 36 months. The performance measurement period is a rolling 36-month period.

No Performance Adjustment is applied unless the difference between the Target Fund’s investment performance and the cumulative investment record of the S&P 500® Index is 0.50% or greater (positive or negative) during the previous 36 months. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Target Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Target Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Target Fund’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Target Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Target Fund is calculated net of expenses whereas the Target Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Target Fund and the Target Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Target Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the Target Fund.

The application of a fee waiver or expense limit, if any, can have a positive effect upon the Target Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of the investment advisory fees waived by the Adviser.

The investment performance of the Target Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether the Target Fund’s performance was above or below the S&P 500® Index by comparing the investment performance of the Target Fund’s load-waived Class A Shares against the cumulative investment record of the S&P 500® Index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Target Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of the Target Fund relative to the record of the S&P 500® Index and future changes to the size of the Target Fund.

A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements and sub-advisory agreements is included in each Fund’s annual report (for the period ending June 30) or semiannual report (for the period ending December 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.

Investment Personnel

A team of investment professionals consisting of Adrian Banner, Vassilios Papathanakos, Joseph W. Runnels, and Phillip Whitman works together to implement the mathematical investment process for both the Target Fund and the Acquiring Fund. No one person of the investment team is primarily responsible for implementing the investment strategies of the INTECH Funds. If the Merger is approved, the Acquiring Fund will continue to be managed by the same team of investment professionals.

Adrian Banner, Ph.D., has been Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012. Dr. Banner, previously Co-Chief Investment Officer from January 2009 to December 2011, Senior Investment Officer

from September 2007 to January 2009, and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and a B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.

Vassilios Papathanakos, Ph.D., has been Deputy Chief Investment Officer since November 2012. Dr. Papathanakos, previously Director of Research from July 2007 to November 2012, joined INTECH in October 2006 as Associate Director of Research. He received his Ph.D. in Physics from Princeton University and holds a B.S. in Physics from the University of Ioannina, Greece. Dr. Papathanakos taught at Princeton University, at the undergraduate and graduate level. Dr. Papathanakos lectured on both theoretical and applied aspects of investing at a number of academic and professional conferences. Dr. Papathanakos implements the optimization process and collaborates in the execution of portfolio management and trading. He conducts mathematical research within the framework of Stochastic Portfolio Theory.

Joseph W. Runnels, CFA, has been Vice President of Portfolio Management since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

Phillip Whitman, Ph.D., has been portfolio manager of INTECH since January 2015. Dr. Whitman, previously Director of Research from November 2012 to January 2015, joined INTECH in November 2010 as Associate Director of Research. He received his Ph.D. in Mathematics from Princeton University and holds a B.S. in Mathematics from the University of Texas. Dr. Whitman collaborates on theoretical and applied aspects of the mathematical investment process.

The Funds’ SAI, dated October 28, 2016, which is incorporated by reference herein, provides information about the compensation structure for each Fund’s investment personnel and other accounts managed, as well as the range of their individual ownership of securities of the specific fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by the Adviser, as the case may be.

Financial Highlights

The financial highlights for each Fund are incorporated herein by reference to the Fund’s annual report for the fiscal year ended June 30, 2016.

Conflicts of Interest

The Adviser and Sub-adviser each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by the Adviser. Because Janus Capital is the adviser to the Janus “funds of funds” and other Janus funds, including the Trust, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such Janus funds. To the extent that a Fund is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI, which is incorporated by reference herein.

Pricing of Fund Shares

The Funds calculate their respective NAV per share at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) each business day. For additional information about calculation of NAV, please refer to Appendix C to this Proxy Statement/Prospectus.

Purchase of Fund Shares

A detailed description of the Acquiring Fund’s policy with respect to purchases is available in Appendix C to this Proxy Statement/Prospectus.

Redemption of Fund Shares

A detailed description of the Acquiring Fund’s policy with respect to redemptions is available in Appendix C to this Proxy Statement/Prospectus.

Dividends and Distributions

A detailed description of the Acquiring Fund’s policy with respect to dividends and distributions is available in Appendix C to this Proxy Statement/Prospectus.

Frequent Purchases and Redemptions

A detailed description of the Acquiring Fund’s policies with respect to frequent trading of Fund shares is available in Appendix C to this Proxy Statement/Prospectus.

Tax Consequences

A detailed description of the U.S. federal income tax consequences of buying, holding, exchanging, and selling the Acquiring Fund’s shares is available in Appendix C to this Proxy Statement/Prospectus.

Distribution Arrangements

A detailed description of the Acquiring Fund’s distribution arrangements, which is identical to the Target Fund’s distribution arrangements, is available in Appendix C to this Proxy Statement/Prospectus.

For a description of the Target Fund’s policies with respect to pricing, purchases, redemptions, dividends and distributions, frequent trading of Fund shares, tax consequences of buying, holding, exchanging and selling Fund shares, and distribution arrangements, refer to the Target Fund’s prospectus, which is incorporated by reference herein, and available upon request without charge.

Trustees and Officers

The following individuals comprise the Board of Trustees of the Trust: Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart, and Linda S. Wolf. Each Trustee is independent of the Adviser, the Sub-adviser, Janus Distributors LLC, and the Trust. The officers of the Trust are disclosed in the Funds’ SAI, which is incorporated herein by reference and has been filed with the SEC.

Shareholders of the Funds, as well as each fund within the Trust, are being asked to approve one new Trustee to serve on the Board of Trustees of the Trust, as described in Proposal 4 of this Proxy Statement/Prospectus.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns. PwC will continue as the Independent Registered Public Accounting Firm for the Acquiring Fund after consummation of the Merger.

Charter Documents

The following is a summary of certain provisions of the Trust Instrument that each Fund is governed by and is qualified in its entirety by reference to the Trust Instrument.

Voting. As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

All shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or appraisal rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books. The Funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in the Funds’ prospectuses and also included in Appendix C to this Proxy Statement/Prospectus.

Shareholder Meetings. The Trust is not required, and does not intend, to hold annual shareholder meetings unless otherwise required by the Trust Instrument, the 1940 Act or in compliance with any regulatory order. Special meetings may be called for a specific fund or for the Trust for purposes such as election of Trustees, when required by the Trust Instrument or to comply with the 1940 Act or a regulatory order. Under the Trust Instrument, special meetings of shareholders of the Trust or of any fund shall be called upon written request of shareholders holding not less than 10% of the shares then outstanding.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held liable for the obligations of their Fund. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Trust Instrument also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

Trustee Liability. A Trustee shall be liable for such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Fund with which such person dealt for payment under such credit, contract, or claim.

Liquidation or Dissolution. In the event of the liquidation or dissolution of the Trust, shareholders of the funds are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to their fund, or in the case of a class, belonging to that fund and allocable to that class, over the liabilities belonging to that fund or class. The assets shall be distributed to shareholders in proportion to the relative NAV of the shares of that fund or class held by them and recorded on the books of the Trust. The liquidation of any particular fund or class thereof may be authorized at any time by vote of a majority of the Trustees then in office. Shareholders will receive prior notice of any liquidation effecting their fund or class.

SHAREHOLDER APPROVAL

Approval of the Plan requires the affirmative vote of a 1940 Act Majority (as defined herein) of the shares of the Target Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of the Plan, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR approval of the Plan.

PROPOSALS 2 AND 3 – APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT AND A NEW SUB-ADVISORY AGREEMENT

Background

Pursuant to an investment advisory agreement between Janus Capital and the Trust, on behalf of INTECH U.S. Core Fund, dated July 1, 2004, as amended January 1, 2006, February 28, 2006, June 14, 2006, February 27, 2009, July 6, 2009, December 3, 2010, and December 7, 2011 (the “Current Advisory Agreement”), Janus Capital serves as INTECH U.S. Core Fund’s investment adviser. The Current Advisory Agreement was last approved by shareholders on December 29, 2005 and approved for continuance by the Board on December 8, 2016.

Pursuant to an investment sub-advisory agreement between Janus Capital and INTECH, on behalf of INTECH U.S. Core Fund, dated July 1, 2004, as amended January 1, 2006, February 28, 2006, January 1, 2008, December 9, 2008, February 27, 2009, and December 7, 2011 (the “Current Sub-Advisory Agreement”), INTECH serves as INTECH U.S. Core Fund’s investment sub-adviser. The Current Sub-Advisory Agreement was last approved by shareholders on December 29, 2005 and approved for continuance by the Board on December 8, 2016.

The Parent Company Transaction

The Adviser is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. The Sub-adviser serves as investment adviser or sub-adviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 97% of INTECH. Recently, JCG and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger (the “Parent Company Merger Agreement”) pursuant to which JCG and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Parent Company Transaction”). Janus Capital’s ownership of INTECH remains the same. Henderson is an independent global asset management business founded in 1934 with approximately $131.2 billion in assets under management, as of September 30, 2016.

The Parent Company Transaction will be effected via a share exchange with each share of JCG common stock exchanged for 4.7190 newly issued ordinary shares in Henderson. Based on the current number of shares outstanding, upon closing of the Parent Company Transaction, Henderson and JCG shareholders are expected to own approximately 57% and 43%, respectively, of the ordinary shares of the combined company, which will be renamed Janus Henderson Group plc. The name of your Fund, and most other mutual funds offered by Janus Capital, will also be renamed to reflect “Janus Henderson” in the name. Janus Henderson will have approximately $326 billion in assets under management and a combined market capitalization of $5.75 billion. JCG expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution, resulting in an organization that will be well-positioned to provide world-class client service.

Under the terms of the Parent Company Merger Agreement, as of the effective time of the Parent Company Transaction, (i) Richard M. Weil, the current Chief Executive Officer of JCG, will become a co-Chief Executive Officer of Janus Henderson and (ii) Andrew J. Formica, the current Chief Executive Officer of Henderson, will become a co-Chief Executive Officer of Janus Henderson.

Janus Henderson will have a Board of Directors consisting initially of twelve directors, (i) six of whom will be persons designated by the existing Board of Directors of Henderson, and (ii) six of whom will be persons designated by the existing Board of Directors of JCG.

Completion of the Parent Company Transaction is subject to the satisfaction or waiver of certain conditions, including (i) the requisite approval of the Parent Company Merger Agreement by the holders of common stock of JCG; (ii) the requisite approval of the shareholders of Henderson of the Parent Company Transaction and certain related matters; (iii) regulatory approvals; and (iv) receipt of certain third party consents, including approval of new investment advisory agreements by shareholders of Janus Capital-advised U.S. registered investment companies, including Janus Fund, representing at least 67.5% of the aggregate assets under management of the Janus Capital-advised U.S. registered investment companies.

The Parent Company Merger Agreement contains certain termination rights for each of Henderson and Janus, including in the event that (i) the Parent Company Transaction is not consummated on or before September 30, 2017, (ii) the approval of the Parent Company Transaction by the shareholders of Henderson or the stockholders of Janus is not obtained at the respective shareholder meetings or (iii) if any restraint that prevents, makes illegal or prohibits the consummation of the Parent Company Transaction shall have become final and non-appealable. In addition, Henderson and Janus can each terminate the Parent Company Merger Agreement prior to the shareholder meeting of the other party if, among other things, the other party’s board of directors has changed its recommendation that its shareholders approve the Parent Company Transaction, and adopt the Parent Company Merger Agreement.

JCG and Henderson currently expect to complete the Parent Company Transaction during the second quarter of 2017.

The Proposal

The Current Advisory Agreement and Current Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, each provide for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Parent Company Transaction may be deemed an “assignment” of the Current Advisory Agreement and Current Sub-Advisory Agreement which would cause the automatic termination of these agreements, as required by the 1940 Act. The Current Sub-Advisory Agreement also terminates in the event of termination of the Current Advisory Agreement. The 1940 Act requires that a new advisory agreement and a new sub-advisory agreement be approved by the Board and the shareholders of INTECH U.S. Core Fund in order for it to become effective.

Shareholders of INTECH U.S. Core Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of INTECH U.S. Core Fund, and the Adviser, in substantially similar form to the Current Advisory Agreement, to take effect immediately after the Parent Company Transaction or shareholder approval, whichever is later (the “New Advisory Agreement”). Shareholders of INTECH U.S. Core Fund are also being asked to approve a new sub-advisory agreement between the Adviser, on behalf of INTECH U.S. Core Fund, and INTECH, in substantially the same form as the Current Sub-Advisory Agreement, to take effect immediately after the Parent Company Transaction or shareholder approval, whichever is later (the “New Sub-Advisory Agreement”). The New Advisory Agreement and the New Sub-Advisory Agreement are requested for approval in the event that the Merger of INTECH U.S. Core Fund into INTECH U.S. Managed Volatility Fund pursuant to the Plan described in Proposal 1 is not completed or is delayed until after the closing of the Parent Company Transaction.

At an in-person meeting of the Board on December 8, 2016, and for the reasons discussed below (see “Board Considerations” after this Proposal), the Board, all of whom are Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement on behalf of INTECH U.S. Core Fund and unanimously recommended approval of the New Advisory Agreement and New Sub-Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Advisory Agreement and the New Sub-Advisory Agreement, see “Board Considerations” after this Proposal. The form of the New Advisory Agreement is attached hereto as Appendix E to this Proxy Statement/Prospectus. The form of the New Sub-Advisory Agreement is attached hereto as Appendix F to this Proxy Statement/Prospectus.

Comparison of Current Advisory Agreement and New Advisory Agreement

The terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreement. There is no change in the contractual advisory fee rate payable by INTECH U.S. Core Fund to the Adviser. If approved by shareholders of INTECH U.S. Core Fund, the New Advisory Agreement will have an initial term until February 1, 2018 and will continue in effect from year to year if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. The New Advisory Agreement will take effect only if the Merger is not consummated prior to the Parent Company Transaction. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to INTECH U.S. Core Fund are the same under the Current Advisory Agreement and the New Advisory Agreement. Both the Current Advisory Agreement and New Advisory Agreement provide that the Adviser shall furnish continuous advice and recommendations to INTECH U.S. Core Fund, and shall have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which INTECH U.S. Core Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning INTECH U.S. Core Fund in the Trust’s Amended and Restated Declaration of Trust, as then in effect, the Trust’s Amended and Restated Bylaws, as then in effect, and the registration statement of the Trust, and to provisions of the Internal Revenue Code, as applicable to INTECH U.S. Core Fund as a regulated investment company. In addition, the Adviser shall cause its officers to attend meetings and furnish oral and written reports, as INTECH U.S. Core Fund may reasonably require, in order to keep the Board and appropriate officers of INTECH U.S. Core Fund and the Trust fully informed as to the condition of the investment portfolio of INTECH U.S. Core Fund. The investment advisory services are expected to be provided by the same personnel of the Adviser under the New Advisory Agreement as under the Current Advisory Agreement.

Fees. Under the Current Advisory Agreement and New Advisory Agreement, INTECH U.S. Core Fund pays to the Adviser a performance-adjusted investment advisory fee rate that fluctuates up and down monthly based on the performance of the Fund relative to its benchmark index. The investment advisory fee rate is calculated by applying an annual base fee rate of 0.50% of INTECH U.S. Core Fund’s average daily net assets during the previous month, with a Performance Adjustment of up to 0.15% up or down (assuming constant assets), to the Fund’s average daily net assets during a 36-month performance measurement period. INTECH U.S. Core Fund’s Base Fee Rate is adjusted monthly based on its performance relative to the S&P 500 Index over a rolling 36-month performance measurement period. INTECH U.S. Core Fund uses the performance of its Class A Shares (waiving the upfront sales load) to calculate the performance adjustment. During INTECH U.S. Core Fund’s fiscal year ended June 30, 2016, INTECH U.S. Core Fund paid the Adviser investment advisory fees of $3,454,000, which is the equivalent to its annual investment fee rate of 0.56%. The primary change made to the New Advisory Agreement compared to the Current Advisory Agreement is the description of the performance-based investment advisory fee in order to allow for the continuation of the fee based on the Fund’s historical performance, as provided for under the Current Advisory Agreement.

Payment of Expenses. Under the Current Advisory Agreement and the New Advisory Agreement, INTECH U.S. Core Fund assumes and pays all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser. These Fund expenses include custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders’ meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sales of Fund shares. INTECH U.S. Core Fund, along with other Janus funds, also pays some or all of the salaries, fees, and expenses of certain Fund officers and employees of the Adviser (also sharing certain expenses and salaries for the Funds’ Chief Compliance Officer and other compliance-related personnel employed by the Adviser as authorized by the Trustees from time to time with other funds in the Trust).

Other Services. Under the Current Advisory Agreement and New Advisory Agreement, the Adviser is authorized, but not obligated, to perform management and administrative services necessary for the operation of INTECH U.S. Core Fund. Specifically, the Adviser is authorized to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by the Adviser to be necessary or desirable. The Adviser shall also generally monitor and report to the officers of the Trust regarding INTECH U.S. Core Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and SAI relating to the shares of INTECH U.S. Core Fund. Additionally, the Adviser shall make reports to the Board of its performance of services upon request and furnish advice and recommendations with respect to such other aspects of the business and affairs of INTECH U.S. Core Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Board, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by the agreement. The Adviser also serves as administrator to INTECH U.S. Core Fund pursuant to an Administration Agreement between Janus Capital and the Trust. See “Affiliated Service Providers, Affiliated Brokerage and Other Fees—Administrator” for additional information regarding these administrative services.

Limitation on Liability. The Current Advisory Agreement and New Advisory Agreement provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to INTECH U.S. Core Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties and except to the extent otherwise provided by law.

Continuance. The Current Advisory Agreement for INTECH U.S. Core Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of INTECH U.S. Core Fund. The New Advisory Agreement will have an initial term until February 1, 2018, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreement.

Termination. The Current Advisory Agreement and New Advisory Agreement for INTECH U.S. Core Fund provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of INTECH U.S. Core Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Adviser at its principal place of business. Further, the Current Advisory Agreement and the New Advisory Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to INTECH U.S. Core Fund, addressed to its principal place of business.

Interim Advisory Agreements

In the event shareholders of INTECH U.S. Core Fund do not approve the Plan or the New Advisory Agreement at the Meeting prior to the closing of the Parent Company Transaction, an interim investment advisory agreement between the Adviser and INTECH U.S. Core Fund (the “Interim Advisory Agreement”) will take effect upon the closing of the Parent Company Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved the Interim Advisory Agreement in order to assure continuity of investment advisory services to INTECH U.S. Core Fund after the Parent Company Transaction. The terms of the Interim Advisory Agreement are substantially similar to those of the Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Parent Company Transaction (the “150-day period”) or when shareholders of INTECH U.S. Core Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of INTECH U.S. Core Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to the Adviser. If shareholders of INTECH U.S. Core Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Current Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are substantially similar to those of the Current Sub-Advisory Agreement. There is no change in the contractual fee rate payable by the Adviser to the Sub-adviser. If the New Sub-Advisory Agreement takes effect, it will have an initial term until February 1, 2018 and will continue in effect from year to year if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. The New Sub-Advisory Agreement will take effect only if the Merger is not consummated prior to the Parent Company Transaction. Below is a comparison of certain terms of the Current Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

Investment Sub-Advisory Services. The investment sub-advisory services to be provided by the Sub-adviser to the Target Fund are the same under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement. Both the Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-adviser shall manage the investment operations of INTECH U.S. Core Fund and the composition of its investment portfolio, and determine without prior consultation with the Trust or the Adviser, what securities and other assets of INTECH U.S. Core Fund will be acquired, held, disposed of or loaned, and place orders of the purchase or sale or such securities or other assets, in conformity with the Fund’s investment objectives, policies and restrictions and other statements concerning the Fund in the Trust’s Trust Instrument, bylaws and registration statement under the 1940 Act and other applicable federal and state laws and regulations. In addition, the Sub-adviser shall cause its officers to attend meetings and furnish oral and written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Board and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of INTECH U.S. Core Fund, the investment decisions of the Sub-adviser, and the investment considerations which give rise to those decisions. The investment sub-advisory services are expected to be provided by the same personnel of the Sub-adviser under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement.

Fees. Under the Current Sub-Advisory Agreement and New Sub-Advisory Agreement, the Adviser pays to the Sub-adviser a fee for the Sub-adviser’s services equal to 50% of the advisory fee rate payable to the Adviser from INTECH U.S. Core Fund (net of any reimbursement of expenses incurred, fees waived by the Adviser, any recoupment of such reimbursement or fee reduction, or performance fee adjustment, each of which are shared equally between the Adviser and INTECH). Fees paid to the Sub-adviser are computed and accrued daily and payable monthly.

Payment of Expenses. Under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-adviser pays its own costs and expenses incurred in rendering services under these agreements.

Limitation on Liability. The Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Adviser will not seek to hold the Sub-adviser, and the Sub-adviser shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to INTECH U.S. Core Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under these agreements and except to the extent otherwise provided by law.

Continuance. The Current Sub-Advisory Agreement for INTECH U.S. Core Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of INTECH U.S. Core Fund. The New Sub-Advisory Agreement will have a an initial term until February 1, 2018, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Sub-Advisory Agreement.

Termination. The Current Sub-Advisory Agreement and New Sub-Advisory Agreement for INTECH U.S. Core Fund provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Target Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Sub-adviser at its principal place of business. Further, the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement may be terminated by the Adviser or the Trust without advance notice if the Sub-adviser becomes unable to discharge its duties and obligations under the agreement. In addition, the Current Sub-Advisory Agreement and New Sub-Advisory Agreement terminate, without penalty, upon termination of the Current Advisory Agreement and Current Sub-Advisory Agreement, respectively.

Interim Sub-Advisory Agreements

In the event shareholders of INTECH U.S. Core Fund do not approve the Plan, the New Advisory Agreement, or the New Sub-Advisory Agreement at the Meeting prior to the closing of the Parent Company Transaction, an interim investment sub-advisory agreement between the Adviser and the Sub-adviser (the “Interim Sub-Advisory Agreement”) will take effect upon the closing of the Parent Company Transaction. At the December 8, 2016 meeting, the Board, including the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement in order to assure continuity of investment sub-advisory services to INTECH U.S. Core Fund after the Parent Company Transaction. The terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Current Sub-Advisory Agreement and New Sub-Advisory Agreement, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Parent Company Transaction (the “150-day period”) or when shareholders of INTECH U.S. Core Fund approve the New Advisory Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of INTECH U.S. Core Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-adviser. If shareholders of INTECH U.S. Core Fund do not approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Target Fund, and the Sub-adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Certain Conditions under the 1940 Act

The Board has been advised that the parties to the Parent Company Merger Agreement have structured the Parent Company Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test and would continue to meet this test after the election of an additional trustee pursuant to Proposal 4. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Parent Company Merger Agreement, Henderson has acknowledged JCG’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Parent Company Transaction.

Additional Information About the Adviser

Janus Capital, a registered investment adviser, is organized as a Delaware limited liability company and is a direct subsidiary of JCG. JCG is a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. JCG offers a broad range of investment solutions, including fixed income, equity, alternative and multi-asset class strategies. Investment strategies are offered through open-end funds domiciled in both the U.S. and offshore, as well as through separately managed accounts, collective investment trusts and exchange-traded products. Based in Denver, JCG has offices located in 12 countries throughout North America, Europe, Asia and Australia.

The Adviser has managed primarily growth equity portfolios since 1969. The Adviser has leveraged its research-driven investment philosophy and culture to other areas of the markets, including fundamental fixed income, global macro fixed income, diversified alternatives and exchange-traded products. As of September 30, 2016, the Adviser had approximately $148.8 billion in assets under management. The business address of JCG and the Adviser is 151 Detroit Street, Denver, Colorado 80206.

Neither the Adviser nor Henderson manage any other registered investment companies or series thereof that have similar investment strategies to INTECH U.S. Core Fund.

Certain information regarding the executive officers and directors of the Adviser is set forth in Appendix G to this Proxy Statement/Prospectus.

Additional Information About the Sub-adviser

INTECH, a registered investment adviser, is organized as a Delaware limited liability company and is a wholly-owned subsidiary of the Adviser. The Sub-adviser and its predecessors have been in the investment advisory business since 1987. The Sub-adviser also serves as investment adviser or sub-adviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. As of September 30, 2016, the Sub-adviser had approximately $48.2 billion in assets under management.

Information regarding another registered investment company managed by the Sub-adviser that has a similar investment strategy to INTECH U.S. Core Fund is set forth below:

Fund	Asset Size as of 9/30/2016 ($)	Contractual Investment Subadvisory Fee (%) (annual rate)	Fee Waivers or Reductions (%)
Nuveen Core Equity Alpha Fund	231,925,220	First $100 million 0.40 Next $150 million 0.325 Next $250 million 0.275 Next $500 million 0.25 Over $1 billion 0.20	N/A

Certain information regarding the executive officers and directors of the Sub-adviser is set forth in Appendix G to this Proxy Statement/Prospectus.

Additional Information About Henderson

Henderson is the holding company of the investment management group, Henderson Global Investors, an independent global asset management business with over 1,000 employees worldwide and approximately $131.2 billion in assets under management as of September 30, 2016. As a global money manager, Henderson provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson has been managing assets for clients since 1934. Henderson is a multi-skill, multi-asset management business with a worldwide distribution network. Henderson’s U.S. subsidiary Henderson Global Investors (North America) Inc. serves as investment adviser to a family of 11 U.S. registered mutual funds with approximately $12.4 billion in assets under management as of September 30,

2016 (excluding liquidated funds), most of which are proposed to be integrated into the Janus fund complex upon the closing of the Transaction.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

Administrator. Janus Capital also serves as administrator to INTECH U.S. Core Fund pursuant to an Administration Agreement between Janus Capital and the Trust. Janus Capital is authorized to delegate to others to perform certain administrative and other services. Pursuant to the Administration Agreement between Janus Capital and the Trust, INTECH U.S. Core Fund reimburses Janus Capital for reasonable costs incurred in performing certain administrative and clerical functions. Some examples of these reimbursable expenses include net asset value determination, fund accounting, updating of the Trust’s registration statement, and supporting the Board of Trustees. Janus Capital does not receive a fee for serving as the administrator to the Funds. Janus Capital intends to continue to provide the same administrative services after implementation of the proposed New Advisory Agreement.

Distributor. Janus Distributors LLC (the “Distributor”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as the distributor for INTECH U.S. Core Fund’s shares. According to plans adopted pursuant to Rule 12b-1 under the 1940 Act for Class S Shares, Class A Shares and Class C Shares of INTECH U.S. Core Fund, the Distributor receives a 12b-1 fee from each such class of shares that is used to pay for distribution and/or shareholder services. Class A Shares and Class S Shares pay the Distributor a 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares. Class C Shares pay a 12b-1 fee to the Distributor of up to 1.00% (0.75% distribution fee and 0.25% shareholder services fee) of the average daily net assets of Class C Shares. The Distributor may retain some or all of the fees it receives, or may pass it through to financial intermediaries in payment for distribution and/or shareholder services. The Distributor intends to continue to provide the same services after implementation of the proposed New Advisory Agreement.

Fees paid by Class A Shares, Class C Shares, and Class S Shares of INTECH U.S. Core Fund to the Distributor, pursuant to their respective 12b-1 plan, for the fiscal year ended June 30, 2016, are shown in the table below.

Fees Paid to Distributor for Fiscal Year Ended June 30, 2016 ($) (000’s)
Class A Shares	Class C Shares	Class S Shares
61	153	91

Transfer Agent. Janus Services LLC (“Janus Services”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as INTECH U.S. Core Fund’s transfer agent. Pursuant to the Transfer Agency Agreement between the Trust and Janus Services, each class of shares of the Target Fund reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, Janus Services receives a shareholder servicing fee paid by Class D Shares at the annual rate of 0.12% of Class D Shares’ average daily net assets, and paid by each of Class T Shares and Class S Shares at the annual rate of 0.25% of the average daily net assets of such share class. Such fee compensates Janus Services for providing or arranging for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for these share classes of INTECH U.S. Core Fund. Janus Services may pass through all or a portion of the shareholder services fee received from Class T Shares and Class S Shares to financial intermediaries. Janus Services intends to continue to provide the same services after implementation of the proposed New Advisory Agreement and New Sub-Advisory Agreement. Shareholder services fees paid by INTECH U.S. Core Fund’s Shares for the fiscal year ended June 30, 2016 are shown in the table below.

Fees Paid to Janus Services for Fiscal Year Ended June 30, 2016 ($) (000’s)
Class T Shares	Class D Shares	Class S Shares
331	343	91

Affiliated Brokerage. INTECH U.S. Core Fund did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of INTECH U.S. Core Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of INTECH U.S. Core Fund or the Adviser.

Payments to Affiliates. During INTECH U.S. Core Fund’s last fiscal year, no material payments were made to the Adviser, the Sub-adviser or any affiliated person of the Adviser or Sub-adviser for services provided to the Fund (other than pursuant to the Current Advisory Agreement, Current Sub-Advisory Agreement, Administration Agreement, or fees paid to the Distributor or Janus Services as described herein).

Shareholder Approval

To become effective with respect to INTECH U.S. Core Fund, the New Advisory Agreement and New Sub-Advisory Agreement each require the affirmative vote of a 1940 Act Majority (as defined herein) of INTECH U.S. Core Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of the New Advisory Agreement and New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposals.

The New Advisory Agreement and New Sub-Advisory Agreement will only take effect upon the closing of the Parent Company Transaction, which is conditioned upon obtaining the approval of new advisory agreements by shareholders of the Janus funds representing a specified percentage of assets under management. In addition, the New Sub-Advisory Agreement will only take effect if the New Advisory Agreement is approved by shareholders of the Target Fund. Further, the New Advisory Agreement and New Sub-Advisory Agreement will only take effect if the Merger of INTECH U.S. Core Fund into INTECH U.S. Managed Volatility Fund pursuant to the Plan described in Proposal 1 is not approved, or if the Merger is not completed or is delayed until after the closing of the Parent Company Transaction.

Shareholders of INTECH U.S. Managed Volatility Fund are also being asked to approve a new investment advisory agreement between their Fund and Janus Capital, and a new investment sub-advisory agreement between Janus Capital and INTECH, each as a result of the Parent Company Transaction in a separate proxy solicitation. If shareholders of INTECH U.S. Core Fund approve the Plan, and shareholders of INTECH U.S. Managed Volatility Fund approve their new investment advisory agreement and new investment sub-advisory agreement, shareholders of INTECH U.S. Core Fund will become shareholders in a fund whose shareholders have approved a new investment advisory agreement and new investment sub-advisory agreement consistent with the foregoing regardless of the outcome of the vote on Proposals 2 and 3, unless the Merger is not completed.

In the event that the Parent Company Transaction does not, for any reason, occur, the Current Advisory Agreement and Current Sub-Advisory Agreement will continue in effect in accordance with their terms. The Current Advisory Agreement terminates upon liquidation of INTECH U.S. Core Fund, which would occur in connection with the Merger. The Current Sub-Advisory Agreement terminates upon termination of the Current Advisory Agreement.

The Board unanimously recommends that shareholders of INTECH U.S. Core Fund vote FOR approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

BOARD CONSIDERATIONS

On September 15, 2016, JCG advised the Board of its intent to seek a strategic combination of its advisory business with Henderson. The Board met with the Chief Executive Officer of JCG, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus Funds (each a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, JCG announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which JCG and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Parent Company Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of JCG to discuss the impact of the Parent Company Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds, including INTECH U.S. Core Fund, following the Parent Company Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of JCG and Henderson to discuss the impact of the Parent Company Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Parent Company Transaction, and also met with various officers of the Funds and of Janus Capital, including various portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed New Advisory Agreement and the New Sub-Advisory Agreement for each Fund, including INTECH U.S. Core Fund. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Parent Company Transaction and the strategy for operating and growing the business following the Parent Company Transaction; the future plans of JCG and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of JCG and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with JCG. The Board also received information regarding the terms of the Parent Company Transaction, anticipated management of the combined organization, the resources that each of JCG and Henderson bring to the combined organization and the process being followed by JCG and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on INTECH.

In connection with the Board’s approval of the New Advisory Agreement and New Sub-Advisory Agreement, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreement and the Current Sub-Advisory Agreement. In this regard, the Board received and reviewed information provided by JCG and INTECH in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering numerous factors, including the nature and quality of services provided by Janus Capital and INTECH, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment advisory fees, expense ratios and asset sizes of the Funds and peer groups, investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to

Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement for INTECH U.S. Core Fund in connection with the Parent Company Transaction and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	The terms of the New Advisory Agreement are substantially similar to the corresponding Current Advisory Agreement, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its approval of the Current Advisory Agreement, as disclosed in the Fund’s most recent annual shareholder report.
•	The terms of the New Sub-Advisory Agreement are substantially similar to the corresponding Current Sub-Advisory Agreement, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its approval of the Current Sub-Advisory Agreement, as disclosed in the Fund’s most recent annual shareholder report.
•	Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.
•	The estimated profitability to Janus Capital from managing the Funds after the Parent Company Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital and the potential benefits to Janus Capital and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from JCG, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

•	Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.
•	Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.
•	The Parent Company Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Parent Company Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreement and Current Sub-Advisory Agreement. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Parent Company Transaction to change, and the extent to which such services were expected to increase based on the combined resources of the combined investment management organization after the Parent Company Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Parent Company Transaction levels.
•	The Funds’ current operations were expected to remain largely unchanged, except for certain Fund reorganizations which will be separately considered by the Board, including the proposed merger involving INTECH U.S. Core Fund that is discussed under Proposal 1, and such other changes as were or will be presented to the Board.
•	Janus does not intend to make changes to the portfolio managers providing services to the Funds other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.
•

After the Parent Company Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Parent Company Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

•	The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.
•	The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.
•	Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Parent Company Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on the Funds in connection with the Parent Company Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Parent Company Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Parent Company Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Parent Company Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Parent Company Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Parent Company Transaction and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Advisory Agreement and New Sub-Advisory Agreement in connection with the Parent Company Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and a New Sub-Advisory Agreement for INTECH U.S. Core Fund and to recommend such agreements to the Fund’s shareholders for their approval.

PROPOSAL 4 – TRUSTEE ELECTION

Introduction

At the Meeting, shareholders of all of the series of the Trust will be asked to elect an additional individual to the Board of Trustees. Currently, the Board has eight members, each of whom is an Independent Trustee. In connection with the Parent Company Transaction, the Board has sought to increase the size of the Board to nine members and has nominated Diane L. Wallace (the “Trustee Nominee”) to stand for election as a Trustee.

Ms. Wallace was unanimously approved by the Board to stand for election, upon a recommendation from the Board’s Nominating and Governance Committee, a committee consisting entirely of Independent Trustees, and the nomination was approved by all of the current Independent Trustees.

Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc. and would qualify to serve as an Independent Trustee. The Board considered, among other factors, Ms. Wallace’s background and experience in the financial services industry, including her experience with the Henderson funds, and determined that the addition of Ms. Wallace to the Board would provide valuable continuity and enhance the Board’s oversight of the Trust following the completion of the Parent Company Transaction. The election by shareholders of Ms. Wallace will provide the Board with flexibility going forward to replace Trustees as needed without the time and expense of unnecessary proxy solicitation.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Trustee Nominee named below unless the authority to vote for the Trustee Nominee is withheld.

If elected, the Trustee Nominee will serve as a Trustee until the next meeting of the shareholders, if any, called for the purpose of electing all Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (currently expected at the end of the calendar year in which the Trustee turns age 75), or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If the Trustee Nominee should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

The Trust is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents. Also, if at any time less than a majority of the Trustees holding office have been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing one or more Trustees.

The Trustee Nominee and her background are shown on the following pages. This information includes each Trustee’s and the Trustee Nominee’s name, age, principal occupation(s) and other information about each Trustee and the Trustee Nominee’s professional background, including other directorships the Trustee or the Trustee Nominee holds or held, during the past five years. The address of each Trustee and the Trustee Nominee is 151 Detroit Street, Denver, Colorado 80206. Each Trustee serves, and the Trustee Nominee, if so elected will serve, as a trustee of Janus Aspen Series (“JAS”), another registered investment company advised by Janus Capital (JAS and the Trust are collectively referred to herein as the “Janus Funds”). Collectively, the Janus Funds consist of 58 series as of December 29, 2016.

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Trustee/Nominee	Principal Occupation(s) and Other Directorships Held by Trustee/Nominee During Past Five Years
INDEPENDENT TRUSTEE NOMINEE:
Diane L. Wallace Year of Birth: 1958	N/A	58	Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust (28 portfolios) (since 2013).
INDEPENDENT TRUSTEES:
Alan A. Brown Year of Birth: 1962 Trustee	1/13-Present	58	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management). Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
William D. Cvengros Year of Birth: 1948 Trustee	1/11-Present	58	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994). Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne Year of Birth: 1965 Trustee	6/16-Present	58	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011). Director of Brightwood Capital Advisors, LLC (since 2014).
William F. McCalpin Year of Birth: 1957 Chairman and Trustee	Chairman: 1/08-Present Trustee: 6/02-Present	58	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006). Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grant making foundation).

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Trustee/Nominee	Principal Occupation(s) and Other Directorships Held by Trustee/Nominee During Past Five Years
Gary A. Poliner Year of Birth: 1953 Trustee	6/16-Present	58	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company. Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).
James T. Rothe Year of Birth: 1943 Trustee	1/97-Present	58	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ. Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart Year of Birth: 1944 Trustee	6/84-Present	58	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).
Linda S. Wolf Year of Birth: 1947 Trustee	11/05-Present	58	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005). Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

General Information Regarding the Board of Trustees

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and INTECH U.S. Core Fund on behalf of Fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of Janus Funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with INTECH U.S. Core Fund’s service providers, including the investment advisory agreement with Janus Capital and the sub-advisory agreement with INTECH. The Trustees are also responsible for determining or changing INTECH U.S. Core Fund’s investment objective, policies, and available investment techniques, as well as for overseeing the Trust’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly with and without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves INTECH U.S. Core Fund’s investment advisory agreement with Janus Capital, and sub-advisory agreement between Janus Capital and INTECH, but specific matters related to oversight of INTECH U.S. Core Fund’s independent auditor have been delegated by the

Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to INTECH U.S. Core Fund that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of funds overseen and the various investment objectives of those funds; (2) the manner in which the funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of INTECH U.S. Core Fund’s portfolio and the distribution of Fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Funds in the complex.

There were 4 regular meetings and 4 special meetings of the Trustees held during the 12 months ended December 31, 2016. Each Trustee attended all of these meetings with few exceptions during that 12-month period. Because the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

Committees of the Board of Trustees

The Board of Trustees has six standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of counsel to the Independent Trustees and the Trust, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust’s Nominating and Governance Committee.

Audit Committee. The Audit Committee reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, including the review of the adequacy of relevant personnel and the review of reports related to such system of internal controls, Form N-CSR and Form N-Q filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation and oversight of the Trust’s independent auditor, which performs the audits of Janus Fund’s financial statements, and regular meetings and communication with relevant personnel at Janus Capital and the independent auditor, pre-approval of all audit and non-audit services. The Committee also reviews any significant changes or improvements in accounting and audit processes that have been implemented. The Committee receives reports from Janus Capital’s enterprise risk management and internal audit departments. The Committee also receives annual representations from the Trust’s independent auditor as to its independence. Currently, the members of the Audit Committee are: William D. Cvengros (Chair), William D. Stewart and Gary A. Poliner. The Committee held 9 meetings during the 12 months ended December 31, 2016.

Brokerage Committee. The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of Fund portfolio transactions, oversees the implementation of the policies of Janus Capital and any subadviser on behalf of the Trusts, and reviews reports provided with respect to compliance with such policies. Currently, the members of the Brokerage Committee are: Alan A. Brown (Chair), James T. Rothe, and William D. Stewart. The Committee held 3 meetings during the 12 months ended December 31, 2016.

Investment Oversight Committee. The Investment Oversight Committee oversees the investment activities of the Janus Funds. The Committee meets regularly with investment personnel at Janus Capital to review the investment performance, investment risk characteristics, and strategies of the Janus Funds in light of their stated investment objectives and policies. The Committee reviews various matters related to the operations of the Trust’s money market funds, including the review of reports related to such operations, compliance with the Trust’s Money Market Fund Procedures and Rule 2a-7 under the 1940 Act. Currently, the members of the Investment Oversight Committee are: William F. McCalpin (Chair), Alan A. Brown, William D. Cvengros, Raudline Etienne, Gary A. Poliner, James T. Rothe, William D. Stewart, and Linda S. Wolf. Mr. Cvengros serves as the Lead Trustee for money market matters. The Committee held 5 meetings during the 12 months ended December 31, 2016.

Legal and Regulatory Committee. The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust and compliance with any conditions included in any exemptive order of the SEC or other orders and settlement agreements applicable to the Trust, reviews reports and other materials related to such compliance, reviews certain regulatory filings made with the SEC, and oversees, among other matters, the implementation and administration of the Trust’s Proxy Voting Guidelines. The Committee also monitors the performance of legal counsel employed by the Trust, oversees administration of the Trust’s insurance program, and oversees the administration of the Trust’s securities lending program. Currently, the members of the Legal and Regulatory Committee are: Linda S. Wolf (Chair), Alan A. Brown, William F. McCalpin and Gary A. Poliner. The Committee held 9 meetings during the 12 months ended December 31, 2016.

Nominating and Governance Committee. The Nominating and Governance Committee identifies and recommends individuals for Trustee membership and an Independent Trustee to serve as Board Chairman, consults with Fund officers and the Board Chairman in planning Trustee meetings, reviews the responsibilities of each Board committee, which includes the need for new committees and the continuation of existing committees, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. In addition, the Nominating and Governance Committee leads the Trustees’ annual self-assessment process. Currently, the members of the Nominating and Governance Committee are: James T. Rothe (Chair), William F. McCalpin, and Linda S. Wolf. The Committee held 7 meetings during the 12 months ended December 31, 2016.

Pricing Committee. The Pricing Committee reviews and approves, or disapproves or ratifies, fair valuation determinations and valuation methodologies, determines a fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also provides oversight of all types of derivative instruments used by the Trusts and the currency hedging activities of the Trusts, reviews the reasonableness of valuation procedures, management’s adherence to such procedures, the adequacy of supporting documentation, the frequency and magnitude of pricing errors, and other matters related to pricing Janus Funds’ securities. Currently, the members of the Pricing Committee are: William D. Stewart (Chair), Raudline Etienne, James T. Rothe, and Linda S. Wolf. The Committee held 3 meetings during the 12 months ended December 31, 2016.

Process for Identifying and Evaluating Trustee Nominees and Nominee Qualifications

The Nominating and Governance Committee of the Board is responsible for identifying and nominating candidates for appointment as Trustees. As stated in the Committee’s charter, (1) the principal criterion for selection of candidates for the Board is the candidate’s ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Trustee, and (2) the Trustees should, collectively, represent a broad cross section of backgrounds, functional disciplines, and experience. In considering a potential candidate’s qualifications to serve as a Trustee, the Committee may also take into account a variety of other diverse criteria, including, but not limited to (i) knowledge of the investment company industry; (ii) relevant experience; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) financial, technical or other expertise; (vi) time commitment to the performance of duties of a Trustee; (vii) stature commensurate with the responsibility of representing shareholders; and (viii) if a candidate is nominated for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

Consistent with the Trust’s organizational documents and procedures adopted by the Nominating and Governance Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of the Janus Funds may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust’s Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement/Prospectus as Appendix I.

The Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms, which the Committee utilized to assist its efforts to identify and evaluate potential nominees during its most recent search. The Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a Janus fund shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate.

After completion of its process to identify and evaluate Trustee nominees, and after giving due consideration to all factors it deemed appropriate, the Committee approved for nomination, and recommended that the Trustees approve for nomination, the Trustee Nominee identified herein. The Committee believes that if elected, the Trustee Nominee qualifies to serve as an Independent Trustee. The Trustee Nominee’s background is detailed above.

The Committee and the Trustees considered the totality of the information available to them and took into account the specific experience, qualifications, attributes or skills discussed below to conclude that each Trustee and Trustee Nominee should serve as a Trustee, in light of the Trust’s business and structure. In reaching these conclusions, the Committee and the Trustees, in the exercise of their reasonable business judgment, evaluated each Trustee and Trustee Nominee based on the criteria described above, and reviewed the specific experience, qualifications, attributes or skills that each Trustee and Trustee Nominee presented, none of which by itself was considered dispositive.

Independent Trustee Nominee

Diane L. Wallace: Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, and as Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm.

Independent Trustees

Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.

William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund and Senior Vice President and Senior Adviser to a global strategy firm, and a Fund Independent Trustee since 2016.

William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

Gary A. Poliner: Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.

James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart: Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.

Linda S. Wolf: Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Funds, is responsible for day-to-day risk management of the Janus Funds. The Board, as part of its overall oversight responsibilities for the Janus Funds’ operations, oversees Janus Capital’s risk management efforts with respect to the Janus Funds. In the exercise of its reasonable business judgment, the Board also separately considers potential risks that may impact the Janus Funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of cyber risks; (2) senior managers responsible for oversight of portfolio construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with the Janus Funds’ portfolio transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

The Board has appointed a Chief Compliance Officer for the Janus Funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus Funds and/or Janus Capital’s services to the Janus Funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus Funds’ compliance policies and procedures that could expose the Janus Funds to additional risk or adversely impact the ability of Janus Capital to provide services to the Janus Funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Funds’ risk management process.

Trustee Share Ownership

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected in the aggregate and at a minimum, to equal the median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

The dollar range of equity securities beneficially owned by each Trustee and Trustee Nominee in INTECH U.S. Core Fund and all Janus Funds overseen by the Trustee as of December 31, 2016 in the aggregate is set forth in the table below.

Name of Trustee/ Trustee Nominee	Dollar Range of Equity Securities in INTECH U.S. Core Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds
Independent Trustee
William F. McCalpin	None	Over $100,000(1)
Alan A. Brown	None	Over $100,000
William D. Cvengros	None	Over $100,000
Raudline Etienne*	None	$10,001-$50,000
Gary A. Poliner*	None	Over $100,000(1)
James T. Rothe	None	Over $100,000(1)
William D. Stewart	$10,001-$50,000	Over $100,000
Linda S. Wolf	None	Over $100,000(1)
Independent Trustee Nominee
Diane L. Wallace	None	$0
*	Raudline Etienne and Gary A. Poliner were elected as new Trustees at a joint Special Meeting of shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.

Compensation of Trustees

The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs/leads and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds and those amounts are included below. Janus Capital pays any Trustee not considered an “independent” Trustee, for their services as a Trustee. All of the Trustees and the Trustee Nominee are “independent;” therefore, none of the Trustees are paid by Janus Capital. The Trust and other funds managed by Janus Capital pay all or a portion of the compensation and related expenses of certain Janus Funds’ officers, and a portion of the compensation of the Fund CCO and compliance staff, as authorized from time to time by the Trustees.

The Board’s Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Janus Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of the Trustees’ responsibilities as well as in relation to fees paid to trustees of other similarly situated mutual fund complexes.

The following table shows the compensation paid to each Trustee for INTECH U.S. Core Fund’s fiscal year ended June 30, 2016, as well as the total compensation paid by all of the Janus Funds during the calendar year 2016. None of the Trustees receives any pension or retirement benefits from INTECH U.S. Core Fund or the Janus Funds. The Trustees have established a deferred compensation plan under which a Trustee may elect to defer receipt of all, or a portion, of the compensation earned for services to the Janus Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

Name of Person, Position	Aggregate Compensation From INTECH U.S. Core Fund for the fiscal year ended June 30, 2016	Total Compensation from the Janus Funds for calendar year ended December 31, 2016(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	$2,769	$321,050
Alan A. Brown, Trustee(4)	$1,987	$238,250
William D. Cvengros, Trustee(4)	$2,171	$258,500
Raudline Etienne(5)	$141	$239,125
Gary A. Poliner(6)	$141	$255,125
James T. Rothe, Trustee(4)	$2,040	$233,250
William D. Stewart, Trustee(4)	$2,063	$237,250
Linda S. Wolf, Trustee(4)	$1,987	$249,250
(1)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 58 portfolios.
(2)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $29,225 and Gary A. Poliner $97,250.
(3)	Aggregate Compensation received from INTECH U.S. Core Fund and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from INTECH U.S. Core Fund and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.
(5)	Ms. Etienne was elected as a Trustee on June 14, 2016. She was appointed consultant to the Trustees effective June 2, 2014. During the calendar year ended December 31, 2016, Ms. Etienne received total compensation of $139,500 from the Janus Funds for serving as an independent consultant to the Trustees. Ms. Etienne’s Total Compensation includes compensation paid for services as consultant to the Trustees and as a Trustee.
(6)	Mr. Poliner was elected as a Trustee on June 14, 2016. He was appointed consultant to the Trustees effective January 1, 2016. During the calendar year ended December 31, 2016, Mr. Poliner received total compensation of $139,500 from the Janus Funds for serving as an independent consultant to the Trustees. Mr. Poliner’s Total Compensation includes compensation paid for services as consultant to the Trustees and as a Trustee.

Officers of the Trust

The officers of the Trust and their principal occupations are set forth in Appendix H to this Proxy Statement/Prospectus.

Shareholder Approval

Election of the Trustee Nominee will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all series of the Trust, including INTECH U.S. Core Fund and each other series of the Trust for which votes are being solicited pursuant to separate proxy statements.

For purposes of determining the election of the Trustee Nominee, abstentions and broker non-votes will have no effect on the outcome of the vote and, assuming the presence of a quorum, votes not cast or withheld will have no effect on the outcome of the vote.

Under a plurality voting standard the Trustee Nominee receiving the greatest number of affirmative votes will be elected. Because a single Trustee Nominee has been nominated to fill the vacancy and is unopposed, assuming the presence of a quorum, the Trustee Nominee is expected to be elected.

If elected by shareholders, and assuming consummation of the Parent Company Transaction, it is expected that the Trustee Nominee will be seated as a Trustee of the Trust prior to the first meeting of the Board of Trustees of the Trust held after the consummation of the Parent Company Transaction. The election of the Trustee Nominee is contingent on the closing of the Parent Company Transaction. If the Parent Company Transaction is not consummated, the Trustee Nominee will not join the Board of Trustees.

The Board unanimously recommends that shareholders vote FOR the Trustee Nominee.

PROPOSAL 5 – APPROVAL OF MANAGER OF MANAGERS PROPOSAL

The Board has approved, and recommends that shareholders approve, a Proposal authorizing the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Shareholder Approval of Sub-Advisory Agreements. Federal securities laws generally require that shareholders approve agreements with a sub-adviser. Shareholder approval also is required if the terms of existing sub-advisory agreements are changed materially or if there is a change in control of the sub-adviser. In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in INTECH U.S. Core Fund’s best interests if the Board represents their interests in approving or rejecting recommendations made by the Adviser regarding sub-advisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes.

SEC Exemptive Order. On July 29, 2014, the SEC granted an order exempting the Trust and the Adviser from the federal securities law requirements to obtain shareholder approval regarding sub-advisory agreements between Janus Capital and wholly-owned sub-advisers and unaffiliated sub-advisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits the Adviser to select sub-advisers to manage all or a portion of the assets of INTECH U.S. Core Fund and enter into sub-advisory agreements with sub-advisers, and materially amend sub-advisory agreements with sub-advisers, subject to the approval of the Board, including a majority of the Independent Trustees, without obtaining shareholder approval. Before INTECH U.S. Core Fund may rely on the SEC Exemptive Order, the operation of INTECH U.S. Core Fund in the manner permitted by the SEC Exemptive Order must be approved by shareholders.

In accordance with the SEC Exemptive Order, the Adviser will provide general management services, including overall supervisory responsibility for the general management and investment of Janus Fund’s assets. Subject to review and approval of the Board, the Adviser will (a) set Janus Fund’s overall investment strategies, (b) evaluate, select, and recommend sub-advisers to manage all or a portion of Janus Fund’s assets, and (c) implement procedures reasonably designed to ensure that sub-advisers comply with Janus Fund’s investment objective, policies and restrictions. Subject to review by the Board, the Adviser will (a) when appropriate, allocate and reallocate Janus Fund’s assets among multiple sub-advisers; and (b) monitor and evaluate the performance of sub-advisers.

Under the SEC Exemptive Order, the Trust and the Adviser are subject to several conditions imposed by the SEC to ensure that the interests of INTECH U.S. Core Fund’s shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new sub-adviser, INTECH U.S. Core Fund will provide shareholders with an information statement, or with a notice of the availability of such information statement, that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by INTECH U.S. Core Fund to the Adviser or any changes to the current sub-adviser arrangement with INTECH.

Board Considerations

The Board believes that it is in the best interest of INTECH U.S. Core Fund to afford the Adviser the flexibility to provide investment advisory services to INTECH U.S. Core Fund through one or more sub-advisers that have particular expertise in the type of investments in which INTECH U.S. Core Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, in order for the Adviser to appoint a new sub-adviser or modify a sub-advisory agreement materially, the Board must call and hold a shareholder meeting of INTECH U.S. Core Fund, create and distribute proxy materials and solicit votes from INTECH U.S. Core Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, the Adviser would be able to act more quickly to appoint a new sub-adviser if and when the Board and the Adviser believe that the appointment would benefit INTECH U.S. Core Fund. The Board believes that granting the Adviser (subject to review and approval by the Board) maximum flexibility to select sub-advisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of INTECH U.S. Core Fund because it will allow INTECH U.S. Core Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of sub-advisers in the Adviser (subject to review and approval by the Board) in light of the Adviser’s investment advisory expertise and its experience in selecting sub-advisers. The Board believes that if in the future it becomes appropriate to add or change a sub-adviser to INTECH U.S. Core Fund, it can access this expertise and experience in ways that can add value to INTECH U.S. Core Fund and its shareholders.

Although no new sub-advisory arrangements or changes to the existing sub-advisory arrangement with INTECH are being recommended in connection with the Parent Company Transaction, the Adviser expects to continue to evaluate these relationships, including evaluating the capabilities of possible sub-advisers and the enhanced capabilities of Janus Henderson, assuming the Parent Company Transaction occurs. If that evaluation results in a recommendation to implement a new sub-advisory relationship or change to the existing sub-advisory relationship either in connection with the Parent Company Transaction or separately, that recommendation could not be implemented without Board approval.

Finally, the Board believes that it will retain sufficient oversight of INTECH U.S. Core Fund’s sub-advisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Adviser selects a sub-adviser or modifies a sub-advisory agreement. The Board will continue to evaluate and to approve all proposed sub-advisory agreements, as well as any proposed modifications to sub-advisory agreements that may come to exist, including the current sub-advisory arrangement with INTECH. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. The terms of each sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Shareholder Approval

To become effective with respect to INTECH U.S. Core Fund, the Manager of Managers Proposal must be approved by a 1940 Act Majority (as defined herein) of INTECH U.S. Core Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of the Manager of Managers Proposal, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

If shareholders of INTECH U.S. Core Fund approve the Manager of Managers Proposal, the Proposal will take effect whether or not the Parent Company Transaction is consummated.

Shareholders of INTECH U.S. Managed Volatility Fund are also being asked to approve a Manager of Managers Proposal in a separate proxy solicitation. If shareholders of INTECH U.S. Core Fund approve the Plan, and shareholders of INTECH U.S. Managed Volatility Fund approve the Manager of Managers Proposal, shareholders of INTECH U.S. Core Fund will become shareholders in a fund that may utilize “Manager of Managers” relief regardless of the outcome of the vote on Proposal 5, unless the Merger is not completed.

The Board unanimously recommends that shareholders of INTECH U.S. Core Fund vote FOR approval of the Manager of Managers Proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the Audit Committee’s recommendation, the Board of Trustees, all of whom are Independent Trustees, selected PricewaterhouseCoopers LLP as the Trust’s independent registered public accounting firm during the Trust’s current fiscal year. In accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), PwC has confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to INTECH U.S. Core Fund. Representatives of PwC will be available at the Meeting to answer appropriate questions concerning the Trust’s financial statements and will have an opportunity to make a statement if they so choose.

Audit Fees. The aggregate fees billed for professional services rendered by PwC for the audit of annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ending in 2016 and 2015 for INTECH U.S. Core Fund and Janus Capital or entities controlling, controlled by, or under common control with Janus Capital that provide ongoing services to INTECH U.S. Core Fund (collectively, “Fund Service Providers”), are $34,878 and $34,295, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the financial statements and are not reported under “Audit Fees” above for the fiscal years ending in 2016 and 2015 for INTECH U.S. Core Fund and the Fund Service Providers are $2,272 and $2,217, respectively. The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders.

Tax Fees. The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning for the fiscal years ending in 2016 and 2015 for INTECH U.S. Core Fund and the Fund Service Providers are $7,805 and $7,655, respectively. The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

All Other Fees. There were no aggregate fees billed for products and services provided by PwC, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the fiscal years ending in 2016 and 2015 for INTECH U.S. Core Fund and the Fund Service Providers. The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders, an annual study and evaluation of internal accounting controls, training, registration statement review, and Qualified Foreign Individual Investor (“QFII”) services.

Pre-Approval of Certain Services. The Trust’s Audit Committee Charter requires the Audit Committee to pre-approve any engagement of PwC (i) to provide audit or non-audit services to the Trust or (ii) to provide non-audit services to the Fund Service Providers, if the engagement relates directly to the operations and financial reporting of the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “Pre-Approval Exception”). The Chair of the Audit Committee or, if the Chair is unavailable, another member of the Audit Committee who is an Independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

None of the services rendered by PwC to INTECH U.S. Core Fund or to Janus Capital (not including INTECH) or any Fund Service Providers for the fiscal years ending in 2016 and 2015 were pre-approved by the Audit Committee pursuant to the Pre-Approval Exception.

Non-Audit Fees. The aggregate non-audit fees billed by PwC for services rendered to the Trust, and rendered to Janus Capital (not including INTECH), and any Fund Service Providers for the fiscal years ending in 2016 and 2015 are $119,434 and $131,620, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Janus Capital (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

ADDITIONAL INFORMATION

Quorum and Voting

Shareholders of each class of shares issued by INTECH U.S. Core Fund will vote together as a single class at the Meeting on Proposals 1, 2, 3 and 5. Shareholders of all series of the Trust will vote together as a single class with respect to the election of the Trustee Nominee in Proposal 4. Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar of NAV or a proportionate fractional vote for each fractional dollar of NAV of shares held in such shareholder’s name as of the Record Date. Holders of thirty percent of the outstanding shares entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for postponements or adjournments. In the event that the necessary quorum to transact business is not present or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of the holders of a majority of the shares entitled to vote, present in person or by proxy at the Meeting. If a quorum is not present or the vote required to approve a proposal is not obtained, the persons named as proxies will vote those proxies (excluding broker non-votes and abstentions) in favor of postponement or adjournment if they determine additional solicitation is warranted and in the interest of the Fund.

If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of voting on a Proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or a Proposal. Assuming the presence of a quorum, abstentions and broker non-votes will have the same effect as a vote against Proposals 1, 2, 3 and 5, and will have no effect on the outcome of the vote on Proposal 4.

Approval of Proposals 1, 2, 3 and 5 requires the affirmative vote of a “majority of the outstanding voting securities” of INTECH U.S. Core Fund within the meaning of the 1940 Act (such a majority referred to herein as a “1940 Act Majority”). A 1940 Act Majority means the lesser of (i) 67% or more of the shares of INTECH U.S. Core Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of INTECH U.S. Core Fund entitled to vote thereon. The shares of INTECH U.S. Core Fund will be counted using dollar-based voting. This means that each share of the Fund will represent the number of votes equal to that share’s net asset value on the record date.

Election of an additional Trustee will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all funds of the Trust, including INTECH U.S. Core Fund and other series of the Trust for which votes are being solicited pursuant to separate proxy statements.

However, Proposals 2, 3 and 4 will only take effect upon the closing of the Parent Company Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus Funds representing a specified percentage of assets under management. Further, Proposals 2 and 3 will only take effect if the Merger of INTECH U.S. Core Fund into INTECH U.S. Managed Volatility Fund pursuant to the Plan described in Proposal 1 is not approved, or if the Merger is not completed or is delayed until after the Parent Company Closing.

Share Ownership

The following table shows, as of the Record Date, the number of outstanding shares and net assets of each class of the Funds. Shareholders of INTECH U.S. Managed Volatility Fund will not vote on the Merger and are being solicited by separate proxy with respect to the other Proposals.

Fund	Total Number of Shares Outstanding	Net Assets
INTECH U.S. Core Fund
– Class A Shares	1,321,813.89	$24,308,157.35
– Class C Shares	813,365.64	$14,746,319.09
– Class D Shares	15,671,125.07	$288,505,412.59
– Class S Shares	1,748,441.13	$32,013,957.11
– Class I Shares	5,832,189.80	$107,428,936.10
– Class N Shares	878,444.98	$16,163,387.65
– Class T Shares	6,383,360.22	$117,517,661.71
Total	32,648,740.73	$600,683,831.60

INTECH U.S. Managed Volatility Fund
– Class A Shares	4,070,744.00	$39,567,631.77
– Class C Shares	2,577,981.05	$24,465,040.19
– Class D Shares	2,060,191.63	$19,798,441.63
– Class S Shares	362,421.52	$3,519,113.05
– Class I Shares	20,924,214.42	$203,174,122.06
– Class N Shares	7,254,661.57	$70,225,124.03
– Class T Shares	16,836,562.86	$161,799,369.12
Total	54,086,777.05	$522,548,841.85

As of December 29, 2016, the officers and Trustees of the Funds, individually and as a group, owned less than 1% of the outstanding shares of any class of the Funds. As of December 29, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.

To the best knowledge of the Trust, as of December 29, 2016, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Capital, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or a Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JCG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Fund Name	Shareholder and Address of Record	Number of Shares	Percentage Ownership
INTECH U.S. Core Fund	American Enterprise Investment Svc	494,654.729	37.43%
Class A Shares	FBO 41999970
	Minneapolis, MN

	Merrill Lynch Pierce Fenner & Smith, Inc.	349,215.641	26.43%
	For the Sole Benefit of Customers
	Jacksonville, FL

	Raymond James	156,207.355	11.82%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL

Fund Name	Shareholder and Address of Record	Number of Shares	Percentage Ownership

INTECH U.S. Managed Volatility Fund	American Enterprise Investment Svc	2,202,308.809	54.08%
Class A Shares	FBO 41999970
	Minneapolis, MN

	Raymond James	840,701.617	20.64%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL

	National Financial Services LLC	231,997.336	5.70%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

	Pershing LLC	214,456.431	5.27%
	Jersey City, NJ

INTECH U.S. Core Fund	Wells Fargo Clearing Services LLC	242,708.401	30.18%
Class C Shares	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO

	Merrill Lynch Pierce Fenner & Smith, Inc.	226,743.278	28.19%
	For the Sole Benefit of Customers
	Jacksonville, FL

	American Enterprise Investment Svc	141,016.392	17.53%
	FBO 41999970
	Minneapolis, MN

	Morgan Stanley & Co	59,993.094	7.46%
	Jersey City, NJ

	Pershing LLC	58,856.987	7.32%
	Jersey City, NJ

INTECH U.S. Managed Volatility Fund	American Enterprise Investment Svc	576,495.049	22.37%
Class C Shares	FBO 41999970
	Minneapolis, MN

	Merrill Lynch Pierce Fenner & Smith, Inc.	384,361.496	14.91%
	For the Sole Benefit of Customers
	Jacksonville, FL

	Wells Fargo Clearing Services LLC	359,199.520	13.94%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO

	LPL Financial	333,080.403	12.92%
	Omnibus Customer Account
	San Diego, CA

	UBS WM USA	211,400.107	8.20%
	0O0 11011 6100
	Spec Cdy A/C Excl Ben Cust UBSFSI
	Weehawken, NJ

	Morgan Stanley & Co	166,237.606	6.45%
	Jersey City, NJ

	Charles Schwab & Co Inc.	160,835.794	6.24%
	Special Custody Acct
	FBO Customers
	San Francisco, CA

	Pershing LLC	139,953.955	5.43%
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Number of Shares	Percentage Ownership

INTECH U.S. Core Fund	National Financial Services LLC	2,867,846.051	49.17%
Class I Shares	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

	Charles Schwab & Co Inc.	1,088,022.975	18.66%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA

	PIMS/Prudential Ret Plan	589,266.905	10.10%
	Nominee Trustee Custodian
	Irving, TX

INTECH U.S. Managed Volatility Fund	Merrill Lynch Pierce Fenner & Smith, Inc.	4,107,944.513	19.63%
Class I Shares	For the Sole Benefit of Customers
	Jacksonville, FL

	UBS WM USA	3,828,978.280	18.30%
	0O0 11011 6100
	Spec Cdy A/C Excl Ben Cust UBSFSI
	Weehawken, NJ

	National Financial Services LLC	3,037,397.188	14.51%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

	Charles Schwab & Co Inc.	3,020,083.511	14.43%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA

	American Enterprise Investment Svc	1,870,384.012	8.94%
	FBO 41999970
	Minneapolis, MN

	Wells Fargo Clearing Services LLC	1,362,150.266	6.51%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO

INTECH U.S. Core Fund	National Financial Services LLC	841,180.452	95.76%
Class N Shares	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

INTECH U.S. Managed Volatility Fund	State Street Bank & Trust Co	2,523,791.227	34.79%
Class N Shares	FBO Janus Global Allocation Fund – Growth
	INTECH U.S. Managed Volatility
	Kansas City, MO

	State Street Bank & Trust Co	2,415,625.957	33.30%
	FBO Janus Global Allocation Fund – Moderate
	INTECH U.S. Managed Volatility
	Kansas City, MO

	State Street Bank & Trust Co	1,742,128.296	24.01%
	FBO Janus Global Allocation Fund – Conservative
	INTECH U.S. Managed Volatility
	Kansas City, MO

	National Financial Services LLC	501,912.155	6.92%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Number of Shares	Percentage Ownership

INTECH U.S. Core Fund	UMB Bank NA	1,064,931.726	60.91%
Class S Shares	FBO Fiduciary for Tax Deferred Accounts
	Topeka, KS

	UMB Bank NA	145,305.387	8.31%
	FBO Fiduciary for Tax Deferred Accounts
	Topeka, KS

	Security Benefit Life Insurance Co	115,193.879	6.59%
	FBO SBL Variable Annuity Acct XIV
	Topeka, KS

	Great-West Trust Company LLC Ttee	93,553.906	5.35%
	Employee Benefits Clients 401K
	Greenwood Village, CO

INTECH U.S. Managed Volatility Fund	American United Life Ins Co	122,396.648	33.77%
Class S Shares	Group Retirement Annuity
	Indianapolis, IN

	Charles Schwab & Co Inc.	82,739.883	22.83%
	Special Custody Account
	FBO Institutional Client Accounts
	San Francisco, CA

	Nationwide Trust Company FSB	43,562.643	12.02%
	Columbus, OH

	Pershing LLC	40,164.429	11.08%
	Jersey City, NJ

	American United Life Ins Co	26,357.834	7.27%
	Unit Investment Trust
	Indianapolis, IN

INTECH U.S. Core Fund	Charles Schwab & Co Inc.	2,992,595.164	46.88%
Class T Shares	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA

	National Financial Services Co	2,228,877.117	34.92%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

INTECH U.S. Managed Volatility Fund	Charles Schwab & Co Inc.	10,698,911.942	63.55%
Class T Shares	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA

	LPL Financial	3,909,235.453	23.22%
	Omnibus Customer Account
	San Diego, CA

	National Financial Services Co	1,787,835.733	10.62%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

Solicitation of Proxies

Janus Capital will pay the fees and expenses related to each proposal, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, the solicitation of proxies, and the Meeting. In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of Janus Capital, INTECH, or its affiliates, certain financial services firms and their representatives, without extra compensation, or a solicitor, may solicit proxies personally, by telephone, U.S. mail, facsimile, verbal, internet, or email communications.

Janus Capital has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $84,000 plus any out-of-pocket expenses. Such expenses will be paid by Janus Capital. Among other things, Computershare will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of INTECH U.S. Core Fund and to request authorization for the execution of proxies. To the extent INTECH U.S. Core Fund would have directly borne the expenses for those services, Janus Capital will reimburse these intermediaries for their expenses.

As the Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of INTECH U.S. Core Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Capital believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement/Prospectus and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then Computershare’s representative has the responsibility to explain the process, and ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read the recommendation set forth in this Proxy Statement/Prospectus. The Computershare representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-866-492-0863 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet voting session, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus in the postage paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Computershare at 1-866-492-0863. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Shareholders of INTECH U.S. Core Fund should submit any written notice of revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the Proposals described in this Proxy Statement/Prospectus.

Shares Held by Accounts of Insurance Companies. Shares of INTECH U.S. Core Fund may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares in any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of your beneficially held shares in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

Attending the Meeting. If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact Computershare at 1-866-492-0863 to obtain directions to the site of the Meeting.

Shareholder Proposals for Subsequent Meetings

The Trust is not required, nor does it intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Governing Documents. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of the Fund’s shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before a Fund begins to print and mail its Proxy Statement/Prospectus in order to be included in such Proxy Statement/Prospectus. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which the Proxy Statement/Prospectus relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

Shareholders of a Fund wishing to submit a proposal for inclusion in a proxy statement should send their written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before each respective Fund begins to print and mail the proxy materials for that meeting. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with Janus Services), via the Internet at janus.com/info (or janus.com/reports if you hold shares directly with Janus Services), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Trustees are not aware of any matter that will be presented for action at the Meeting other than the matters described in this Proxy Statement/Prospectus. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of INTECH U.S. Core Fund.

Copies of Fund Information

To avoid sending duplicate copies of materials to certain households, INTECH U.S. Core Fund may mail only one copy of each report or this Proxy Statement/Prospectus to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings benefits the Fund through reduced mailing expenses. With respect to Class D Shares, if a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds’ transfer agent, Janus Services, at 1-800-525-3713, or notify the Funds’ transfer agent in writing at P.O. Box 55932, Boston, MA 02205-5932.

Please complete, sign, date, and return the enclosed proxy card(s) or vote by telephone or internet promptly. No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

Bruce L. Koepfgen
Chief Executive Officer and President
Janus Investment Fund

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 14th day of February, 2017, by and between Janus Investment Fund, a Massachusetts business trust (the “Trust”), on behalf of INTECH U.S. Core Fund, a series of the Trust (the “Target Fund”), and INTECH U.S. Managed Volatility Fund, a series of the Trust (the “Acquiring Fund”). Janus Capital Management LLC (“JCM”) joins this agreement solely for the purpose of agreeing to be bound by Paragraph 5.

All references in this Agreement to action taken by the Target Fund or the Acquiring Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Target Fund of all or substantially all of its assets to the Acquiring Fund, in exchange solely for Class A, C, D, I, N, S and T voting shares of beneficial interest in the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Target Fund, the assumption by the Acquiring Fund of all the liabilities of the Target Fund, and the distribution of the Class A, C, D, I, N, S and T Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each of the Target Fund and the Acquiring Fund that assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for Class A, C, D, I, N, S and T Acquiring Fund Shares pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts, and that the interests of existing shareholders of the Target Fund or the Acquiring Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    PLAN OF REORGANIZATION

1.1    Subject to the terms and conditions herein set forth, the Trust shall (i) transfer all or substantially all of the assets of the Target Fund, as set forth in paragraph 1.2, to the Acquiring Fund, (ii) the Trust shall cause the Acquiring Fund to deliver to the Trust full and fractional Class A, C, D, I, N, S and T Acquiring Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Target Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) the Trust shall cause the Acquiring Fund to assume all liabilities of the Target Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).

1.2    The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. The Acquiring Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Target Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3    The Target Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class A, C, D, I, N, S and T Acquiring Fund Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class A, C, D, I, N, S and T Acquiring Fund Shares then credited to the accounts of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Current Shareholders and representing the respective pro rata number of the Class A, C, D, I, N, S and T Acquiring Fund Shares due to such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust. The Acquiring Fund shall not issue certificates representing the Class A, C, D, I, N, S and T Acquiring Fund Shares in connection with such exchange. Ownership of Class A, C, D, I, N, S and T Acquiring Fund Shares will be shown on the books of the Trust’s transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Target Fund.

2.    CLOSING AND CLOSING DATE

2.1    The Closing Date shall be May 5, 2017, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Janus Capital Management LLC (“JCM”), 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.

2.2    The Trust shall cause Janus Services LLC (the “Transfer Agent”), transfer agent of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Target Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Class A, C, D, I, N, S and T Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Class A, C, D, I, N, S and T Acquiring Fund Shares have been credited to the accounts of the Target Fund on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.    REPRESENTATIONS AND WARRANTIES

3.1    The Trust, on behalf of the Target Fund, hereby represents and warrants to the Acquiring Fund as follows:

(i) the Trust is duly organized and existing under its Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Target Fund;

(iii) the execution and delivery of this Agreement on behalf of the Target Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Target Fund (other than as contemplated in paragraph 4.1(vii)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Target Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Target Fund, nor the consummation by the Trust on behalf of the Target Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or the Amended and Restated Bylaws of the Trust (“Bylaws”), as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) if applicable, the unaudited statement of assets and liabilities of the Target Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Target Fund as of the Closing Date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraph 4.1(vii)) for the execution and delivery of this Agreement by the Trust on behalf of the Target Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(ix) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing

Date), for taxation as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) in each case that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(x) Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Internal Revenue Code (the “Code”) and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xi) The Target Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xii) The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xiii) Except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code; and

(xiv) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (x) through (xvi) above.

3.2    The Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows:

(i) the Trust is duly organized and existing under its Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Acquiring Fund;

(iii) the execution and delivery of this Agreement on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Acquiring Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, nor the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or the Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) the net asset value per share of a Class A, C, D, I, N, S and T Acquiring Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Acquiring Fund as of that time and date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

(ix) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes.

4.    CONDITIONS PRECEDENT

4.1    The obligations of the Trust on behalf of the Target Fund and the Trust on behalf of the Acquiring Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

(i) The Trust shall have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust and/or JCM to be necessary and appropriate to effect the registration of the Class A, C, D, I, N, S and T Acquiring Fund Shares (the “Registration Statement”), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii) Class A, C, D, I, N, S and T Acquiring Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii) All representations and warranties of the Trust on behalf of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Acquiring Fund shall have received a certificate of an officer of the Trust acting on behalf of the Target Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Acquiring Fund;

(iv) All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Target Fund shall have received a certificate of an officer of the Trust acting on behalf of the Acquiring Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Target Fund;

(v) The Acquiring Fund and Target Fund shall have received an opinion, dated as of the Closing Date, of Skadden, Arps, Slate, Meager and Flom LLP, substantially to the effect that for U.S. federal income tax purposes the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code; notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph;

(vi) The Target Fund shall have declared and paid a dividend prior to the Closing Time, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date; and

(vii) The shareholders of the Target Fund shall have approved this Agreement at a special meeting of its shareholders.

5.    EXPENSES

JCM agrees that it will bear all costs and expenses of the Reorganization and transactions contemplated thereby; provided, however that the Acquiring Fund and the Target Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses that they may incur in connection with the purchase or sale of portfolio securities.

6.    ENTIRE AGREEMENT

The Trust agrees on behalf of each of the Target Fund and the Acquiring Fund that this Agreement constitutes the entire agreement between the parties.

7.    TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the Trust, make proceeding with the Agreement inadvisable.

8.    AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.    NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2    This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5    It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The Trust is a series company with multiple series and has entered into this Agreement on behalf of each of the Target Fund and the Acquiring Fund.

10.6    The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

JANUS INVESTMENT FUND For and on behalf of the Acquiring Fund

By:
Title:

Attest
By:
Title:

JANUS INVESTMENT FUND For and on behalf of the Target Fund

By:
Title:

Attest
By:
Title:

JANUS CAPITAL MANAGEMENT, LLC

By:
Title:

Attest
By:
Title:

APPENDIX B

INVESTMENT POLICIES AND RESTRICTIONS

Non-Fundamental Investment Policies and Restrictions:

The Funds are subject to certain non-fundamental policies and restrictions.

The Board of Trustees has adopted additional investment restrictions, including operating policies for the Funds, which may be changed by the Trustees without shareholder approval. Additional restrictions include the following:

(1) If a Fund is an underlying fund in a Janus fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.

(6) The Funds may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the SEC, each Fund may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, REITs, and other REIT-like entities, such as foreign entities that have REIT characteristics.

B-1

For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

B-2

APPENDIX C

ADDITIONAL INFORMATION ABOUT SHARE CLASSES OF THE ACQUIRING FUND

References to “Janus” in this Appendix C should be understood to include “Janus Henderson” following the completion of the Parent Company Transaction.

With certain exceptions, shares of the Acquiring Fund are generally available only to shareholders residing in the United States and employees of Janus or its affiliates. For purposes of this policy, the Acquiring Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Acquiring Fund.

The Acquiring Fund offers multiple classes of shares in order to meet the needs of various types of investors. In connection with the Merger, shareholders of the Target Fund will receive shares of the Acquiring Fund with the same class designation as they own in the Target Fund (e.g., they will receive Class A Shares of the Acquiring Fund if they own Class A Shares of the Target Fund). Set forth below is a description of the classes of shares offered by the Acquiring Fund.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms (including adviser-assisted employer-sponsored welfare benefit plans such as health savings accounts or voluntary employees’ beneficiary association trusts (“VEBA Trusts”)) and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets annually to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets annually for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefits plans such as health savings accounts, and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products. Class N Shares are not available to retail non-retirement accounts, traditional or Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets annually to financial intermediaries for the provision of shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided to or on behalf of shareholders.

Class D Shares are available only to investors who hold accounts directly with the Janus funds, and to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with a Janus fund. Class D Shares are offered directly through the Janus funds to eligible investors by calling 1-800-525-3713 or at janus.com/individual. Class D Shares are not offered through financial intermediaries.

The shares are not offered directly to individual investors with the exception of Class D Shares, and in certain circumstances, Class I Shares. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Certain Funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem shares, contact your financial intermediary or refer to your plan documents. For Class D Shares, contact a Janus representative at 1-800-525-3713, or for Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

PRICING OF ACQUIRING FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Acquiring Fund’s NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“business day”). However, the time at which the Acquiring Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Acquiring Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Acquiring Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Acquiring Fund’s shares.

The price you pay for purchases of shares is the public offering price, which is the NAV next calculated after your request is received in good order by the Acquiring Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares. In order to receive a day’s price, your order must be received in good order by the Acquiring Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the Acquiring Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures established by the Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing exchange rates. The Acquiring Fund uses systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of systematic fair value pricing, the Acquiring Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Acquiring Fund’s portfolio securities and the reflection of such change in the Acquiring Fund’s NAV, as further described in the “Excessive Trading” section of this Proxy Statement/Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Acquiring Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Acquiring Fund may dilute the NAV of the Acquiring Fund, which negatively impacts long-term shareholders. The Acquiring Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Acquiring Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

For each class of shares (except Class D Shares), all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Acquiring Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Acquiring Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

For Class D Shares, all requests, including but not limited to, exchanges between the Acquiring Fund and other Janus funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Acquiring Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus’ P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

CHOOSING A SHARE CLASS

Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class T Shares, and Class D Shares are offered by this Proxy Statement/Prospectus. The Acquiring Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

how much you plan to invest;

how long you expect to own the shares;

the expenses paid by each class; and

for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary or financial advisor about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of shares:

Class A Shares
Initial sales charge on purchases • reduction of initial sales charge for purchases of $50,000 or more • initial sales charge waived for purchases of $1 million or more	Up to 5.75%(1)
Deferred sales charge (CDSC)	None except on certain redemptions of shares purchased without an initial sales charge(1)
Shareholder services (administrative) fees	Pays shareholder servicing fees, administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on shares redeemed within 12 months of purchase(1)
Shareholder services (administrative) fees	Pays shareholder servicing fees, administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
Rule 12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class D Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	0.12%
Minimum initial investment	$2,500
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement fund account without an automatic investment program with an automatic investment program of $50 per month	$1,000 $500
To add to any existing type of Acquiring Fund account without an automatic investment program	$100
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	None
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	0.25% annual distribution/service fee

Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	Pays shareholder servicing fees, administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment • institutional investors (investing directly with Janus) • through an intermediary institution	$1,000,000 $2,500
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	Pays out-of-pocket costs to Janus Services
Minimum initial investment	None
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	None
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Shareholder services (administrative) fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
(1)	May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans

Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Acquiring Fund pays Janus Distributors LLC (“Janus Distributors”), the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:

Class	Rule 12b-1 Fee for the Acquiring Fund
Class A Shares	0.25%
Class C Shares	1.00	%(1)
Class S Shares	0.25%
(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Acquiring Fund.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary Rule 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive Rule 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Because Rule 12b-1 fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Shareholder Servicing (Administrative) Fees

Class A Shares, Class C Shares, and Class I Shares

Certain, but not all, intermediaries may charge fees for shareholder (administrative) services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided by intermediaries on behalf of shareholders of the Acquiring Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these shareholder servicing fees to intermediaries on behalf of the Acquiring Fund. Janus Services is then reimbursed by the Acquiring Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the shareholder servicing fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Acquiring Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares may increase. The Trustees have set limits on fees that the Acquiring Fund may incur with respect to shareholder servicing fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Class S Shares and Class T Shares

Janus Services receives a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Acquiring Fund for providing, or arranging for the provision by intermediaries of, shareholder services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other non-distribution related shareholder services provided on behalf of shareholders of the Acquiring Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Acquiring Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Acquiring Fund.

Class D Shares

The Acquiring Fund pays an annual shareholder servicing fee of 0.12% of net assets of Class D Shares. These shareholder servicing fees are paid by Class D Shares of the Acquiring Fund for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services, including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, the Adviser or its affiliates may pay selected brokerage firms or other financial intermediaries that sell certain classes of shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor other share classes of the Janus funds. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries, including but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to Class A Shares, Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, and only for the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Acquiring Fund’s SAI, which is incorporated by reference herein.

In addition, for all share classes (except Class N Shares and Class D Shares), Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, sub-accounting, transaction processing, and other non-distribution related shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

The Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Acquiring Fund. The Adviser or its affiliates may make payments to participate in intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. However, as described elsewhere in this Proxy Statement/Prospectus, your financial adviser and/or his or her firm may also receive Rule 12b-1 fees and/or shareholder servicing fees in connection with your purchase and retention of Janus funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Acquiring Fund and, if applicable, when considering which share class of the Acquiring Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With certain exceptions, the Acquiring Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.

With the exception of Class D Shares and Class I Shares, purchases of shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Acquiring Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in the Acquiring Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Acquiring Fund may permit an in-kind purchase of shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Only certain financial intermediaries are authorized to receive purchase orders on the Acquiring Fund’s behalf. As discussed under “Payments to Financial Intermediaries by Janus or its Affiliates,” Janus and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Acquiring Fund or that provide services in connection with investments in the Acquiring Fund. You should consider such arrangements when evaluating any recommendation of the Acquiring Fund.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds. Under certain limited circumstances, shareholders of other Janus share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares. In addition, directors, officers, and employees of Janus and its affiliates, as well as Trustees and officers of the Trust, may purchase Class D Shares. Under certain circumstances, where there has been a change in the form of ownership due to, for example, mandatory retirement distributions, legal proceedings, estate settlements, or the gifting of shares, the recipient of Class D Shares may continue to purchase Class D Shares. Eligible investors can purchase Class D Shares directly through Janus by the following methods:

•	By calling Janus XpressLine™ at 1-888-979-7737, a 24-hour automated phone system;
•	By contacting a Janus representative at 1-800-525-3713 (TDD for the speech and hearing impaired, 1-800-525-0056);
•	By regular mail, Janus, P.O. Box 55932, Boston, MA 02205-5932;
•	By overnight mail, Janus, 30 Dan Road, Suite 55932, Canton, MA 02021-2809; or
•	Online, through janus.com.

The Acquiring Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Acquiring Fund is not intended for excessive trading. For more information about the Acquiring Fund’s policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“U.S.A. PATRIOT Act”), your financial intermediary (or Janus, if you hold shares directly with Janus) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary (or Janus, if you hold shares directly with Janus), may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus, if you hold shares directly with Janus) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus representative if you hold shares directly with Janus) if you need additional assistance when completing your application or additional information about the intermediary’s (or Janus’) Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

With respect to Class D Shares, the Acquiring Fund has also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Acquiring Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Acquiring Fund accounts and activity with respect to existing accounts.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares

The minimum investment is $2,500 per Acquiring Fund account for non-retirement accounts and $500 per Acquiring Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Acquiring Fund shares.

Class I Shares

The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Acquiring Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Acquiring Fund account for non-retirement accounts and $500 per Acquiring Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus and its affiliates, as well as Trustees and officers of the Trust, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

Class D Shares

The minimum investment is $2,500 per Fund account for non-retirement accounts. For certain tax-deferred accounts or UGMA/UTMA accounts, the minimum investment is $1,000 without an automatic investment program, or $500 with an automatic investment program of $50 per month.

Class N Shares

Investors in a retirement plan through a third party administrator should refer to their plan documents or contact their plan administrator for information regarding account minimums.

Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class I Shares, and Class T Shares

The Acquiring Fund reserves the right to annually request that intermediaries close Acquiring Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold shares directly with the Acquiring Fund, you may receive written notice prior to the closure of your Acquiring Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

The Acquiring Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative if you hold shares directly with Janus) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Initial Sales Charge

Class A Shares

An initial sales charge may apply to your purchase of Class A Shares of the Acquiring Fund based on the aggregate amount invested during the prior one-year period, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None (2)	None
(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:

•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in the Acquiring Fund or certain other Janus funds) with your current purchase of Class A Shares of the Acquiring Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Acquiring Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of Janus and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows for the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Acquiring Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Acquiring Fund shares, as the Acquiring Fund, its agents, or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A Shares of the Acquiring Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Acquiring Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the investment goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Acquiring Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive Rule 12b-1 fees from the time of initial investment of assets in Class C Shares.

EXCHANGES

With certain exceptions, the Acquiring Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.

Contact your financial intermediary, a Janus representative if you hold shares directly with Janus, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

•	You may generally exchange shares of the Acquiring Fund for shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus money market funds. Only accounts held by individual investors will be allowed to exchange to Janus Money Market Fund; all other account types can only exchange to Janus Government Money Market Fund.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Acquiring Fund’s fees and expenses differ between share classes. Please read the prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Acquiring Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Acquiring Fund will work with intermediaries to apply the Acquiring Fund’s exchange limit. However, the Acquiring Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Acquiring Fund’s policy on excessive trading, refer to “Excessive Trading.”
•	The Acquiring Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges

Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Acquiring Fund’s Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

With certain exceptions, the Acquiring Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Acquiring Fund.

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct investors holding Class D Shares or Class I Shares. Please contact your financial intermediary, a Janus representative if you hold shares directly with Janus, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Shares of the Acquiring Fund may be redeemed on any business day on which the Acquiring Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Acquiring Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

The Acquiring Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Acquiring Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

The Acquiring Fund reserves the right to annually request that intermediaries close Acquiring Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold shares directly with the Acquiring Fund, you may receive written notice prior to the closure of your Acquiring Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions

Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Acquiring Fund’s shares. Redemptions by these large shareholders of their holdings in the Acquiring Fund may cause the Acquiring Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Acquiring Fund’s NAV and liquidity. Similarly, large Acquiring Fund share purchases may adversely affect the Acquiring Fund’s performance to the extent that the Acquiring Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Acquiring Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Acquiring Fund’s expense ratio.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Acquiring Fund reserves the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Acquiring Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Acquiring Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Acquiring Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Acquiring Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Acquiring Fund for cash redemptions.

While the Acquiring Fund may pay redemptions in-kind, the Acquiring Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Acquiring Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Acquiring Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares

You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class S Shares, Class I Shares, Class N Shares, Class T Shares, and Class D Shares

You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative if you hold shares directly with Janus) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares

A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Acquiring Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If the Acquiring Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Reinstatement Privilege

After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

Excessive and Short-Term Trading Policies and Procedures

The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Acquiring Fund shares (“excessive trading”). The Acquiring Fund is intended for long-term investment purposes, and the Acquiring Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Acquiring Fund’s exchange limits or excessive trading policies and procedures may be cancelled or rescinded by the Acquiring Fund by the next business day following receipt by the Acquiring Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Acquiring Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Acquiring Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Acquiring Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Acquiring Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Janus funds attempt to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Acquiring Fund Shares.”

The Acquiring Fund monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Acquiring Fund at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Acquiring Fund. For example, the Acquiring Fund may refuse a purchase order if the portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Acquiring Fund’s investment policies or the Acquiring Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Acquiring Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Acquiring Fund. The Acquiring Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Acquiring Fund, and thus the Acquiring Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Acquiring Fund’s excessive trading policies may be cancelled or revoked by the Acquiring Fund by the next business day following receipt by the Acquiring Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Acquiring Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Acquiring Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Acquiring Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Generally, the Acquiring Fund’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange or redemption programs.

The Acquiring Fund’s policies and procedures regarding excessive trading may be modified at any time by the Trustees.

Excessive Trading Risks

Excessive trading may present risks to the Acquiring Fund’s long-term shareholders. Excessive trading into and out of the Acquiring Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Acquiring Fund shareholders, and may increase Acquiring Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Investing in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Acquiring Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Acquiring Fund, which negatively impacts long-term shareholders. Although the Acquiring Fund has adopted valuation policies and procedures intended to reduce the Acquiring Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Acquiring Fund.

Although the Acquiring Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in the Acquiring Fund’s prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Acquiring Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the

Acquiring Fund and its agents. This makes the Acquiring Fund’s identification of excessive trading transactions in the Acquiring Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Acquiring Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Acquiring Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Acquiring Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Acquiring Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info.

The Acquiring Fund may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.

•	Top Holdings. The Acquiring Fund’s top portfolio holdings, consisting of security names only in alphabetical order and aggregate percentage of the Acquiring Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Acquiring Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Acquiring Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Acquiring Fund’s SAI, which is incorporated by reference herein.

CLOSED FUND POLICIES

The Acquiring Fund may limit sales of its shares to new investors. If sales of the Acquiring Fund are limited, it is expected that existing shareholders invested in the Acquiring Fund would be permitted to continue to purchase shares through their existing Acquiring Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor (or Janus, if you hold shares directly with Janus) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus, if you hold shares directly with Janus) is responsible for providing annual and semiannual reports, including the financial statements of the Acquiring Fund. These reports show the Acquiring Fund’s investments and the market value of such investments, as well as other information about the Acquiring Fund and its operations. Please contact your financial intermediary or plan sponsor (or a Janus representative, if you hold shares directly with Janus) to obtain these reports. The Acquiring Fund’s fiscal year ends June 30.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus, if you hold shares directly with Janus) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and after a specified period of time transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

DISTRIBUTIONS

To avoid taxation of the Acquiring Fund, the Internal Revenue Code requires the Acquiring Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within the Acquiring Fund.

Distribution Schedule

Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For shareholders investing through a financial intermediary, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

How Distributions Affect the Acquiring Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Acquiring Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Acquiring Fund’s daily NAV. The share price of the Acquiring Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Acquiring Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Acquiring Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”

If you purchase shares of the Acquiring Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Acquiring Fund would pay you $0.25 per share as a dividend and your shares would then be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for U.S. federal income tax purposes, even though you may not have participated in the increase in NAV of the Acquiring Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Acquiring Fund without any sales charge. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181) if you hold shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Acquiring Fund. The following is a brief and general discussion of certain U.S. federal income tax consequences of investing in the Acquiring Fund. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities or to non-U.S. investors, nor is it a complete analysis of the U.S. federal income tax implications of investing in the Acquiring Fund. You should consult your tax adviser regarding the effect that an investment in the Acquiring Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Acquiring Fund are subject to U.S. federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Acquiring Fund. Distributions from investment company taxable income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Properly reported distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Properly reported distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Acquiring Fund shares. In certain states, a portion of the distributions (depending on the sources of the Acquiring Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Acquiring Fund and capital gains from any sale or exchange of Acquiring Fund shares. The Acquiring Fund’s investment company taxable income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Acquiring Fund at the record date of such payments. Although the Acquiring Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Acquiring Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for U.S. federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by the Acquiring Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to U.S. federal income tax at ordinary income rates and, if made before age 59 1?2, a 10% penalty tax may be imposed. The U.S. federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

Taxes on Sales or Exchanges

Any time you sell or exchange shares of the Acquiring Fund in a taxable account (including in a redemption), it is considered a taxable event. For U.S. federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

The Acquiring Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Acquiring Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Acquiring Fund. FATCA withholding will generally apply to payments of dividends, and, after December 31, 2018, payments of gross proceeds from sales of Acquiring Fund shares and distributions of net capital gains. Shareholders should consult their individual tax advisers regarding the possible implications of this legislation.

For shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or Janus, if you hold shares directly with Janus) will report cost basis information to you and to the IRS. Your intermediary (or the Janus) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold shares directly with Janus in which case the Acquiring Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Acquiring Fund

Dividends, interest, and some capital gains received by the Acquiring Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Acquiring Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If the Acquiring Fund makes such election, foreign taxes paid by the Acquiring Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Acquiring Fund.

Certain Acquiring Fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Acquiring Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Acquiring Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all or substantially all of its investment company taxable income and net capital gains. It is important that the Acquiring Fund meets these requirements so that any earnings on your investment will not be subject to U.S. federal income taxes twice. If the Acquiring Fund invests in partnerships, it may be subject to state tax liabilities.

APPENDIX D

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objective and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Proxy Statement/Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

APPENDIX E

FORM OF NEW ADVISORY AGREEMENT

JANUS INVESTMENT FUND

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

[INTECH U.S. CORE FUND]

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this     day of                 , 2017, between JANUS INVESTMENT FUND, a Massachusetts business trust (the “Trust”), and [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [INTECH U.S. Core Fund] (the “Fund”); and

WHEREAS, the Trust and the Adviser deem it mutually advantageous that the Adviser should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1.    Appointment. The Trust hereby appoints the Adviser as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    Investment Advisory Services. The Adviser shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. The Adviser shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”), Amended and Restated Bylaws (“Bylaws”), and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, the Adviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. [Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, the Adviser is authorized to engage one or more subadvisers in connection with the Adviser’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of the Adviser.1]

3.    Other Services. The Adviser is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. The Adviser is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, subsidiaries of the Fund, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by the Adviser and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, the Adviser shall generally monitor and report to Fund officers the Fund’s compliance with

[1]

This text does not appear in the Fund’s current Investment Advisory Agreement, but will be included in it to the extent shareholders approve the Manager of Managers Proposal, included in this Proxy Statement.

investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. The Adviser shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement, to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4.    Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep the Adviser continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish the Adviser with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate the Adviser for its services and reimburse the Adviser for its expenses incurred hereunder in accordance with the provisions hereof.

5.    Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.50% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

6.    Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, the Adviser shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

7.    Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expenses as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Adviser or its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

8.    Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if the Adviser does not continue to provide investment advice to the Fund after such termination.

9.    Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10.    Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11.    Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.    Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13.    Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14.    Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “the Adviser” shall include any affiliate of the Adviser performing services for the Trust contemplated hereunder and directors, officers and employees of the Adviser and such affiliates.

15.    Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed to be exclusive, and the Adviser and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in the Adviser as directors, officers and shareholders of the Adviser, that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

16.    Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17.    Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

JANUS INVESTMENT FUND

By:
Name:
Title:

Schedule A

Performance Adjustment

The Base Fee shall be adjusted monthly based upon the investment performance of the Class A Shares (waiving the upfront sales load) (“Class”) in relation to the cumulative investment record of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “Index”), over the “Performance Period” (such adjustment being referred to herein as the “Performance Adjustment”). The “Performance Period” is defined as the 36 month period preceding the end of the month for which the fee is being calculated.

The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01875% for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Class will be the sum of:

(1) the change in the Class’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Class’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Index will be the sum of:

(1) the change in the level of the Index during the Performance Period; plus

(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

APPENDIX F

FORM OF NEW SUB-ADVISORY AGREEMENT

FORM OF PROPOSED SUB-ADVISORY AGREEMENT

[INTECH U.S. Core Fund]

(a Series of Janus Investment Fund)

This SUB-ADVISORY AGREEMENT (the “Agreement”) is entered into effective as of this     day of                 , 2017, by and between [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”) and INTECH INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (“INTECH”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Janus Investment Fund, a Massachusetts business trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to [INTECH U.S. Core Fund], a series of the Trust (the “Fund”) pursuant to which the Adviser has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, INTECH is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain INTECH to furnish investment advisory services with respect to the Fund, and INTECH is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Duties of INTECH. The Adviser hereby engages the services of INTECH as subadviser in furtherance of the Advisory Agreement. INTECH agrees to perform the following duties, subject to the oversight of the Adviser and to the overall control of the officers and the Board of Trustees (the “Trustees”) of the Trust:

(a)    INTECH shall manage the investment operations of the Fund and the composition of its investment portfolio entrusted to it hereunder, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders, or direct the Adviser to place orders, for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s trust instrument, as amended from time to time (the “Trust Instrument”), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

(b)    INTECH shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of INTECH, and the investment considerations which have given rise to those decisions;

(c)    INTECH shall maintain all books and records required to be maintained by INTECH pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and the Adviser with such periodic and special reports as the Trustees or the Adviser reasonably may request. INTECH hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d)    INTECH shall submit such reports relating to the valuation of the Fund’s assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e) INTECH shall exercise, and/or provide the Adviser with such assistance and advice as the Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund’s assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f)    At such times as shall be reasonably requested by the Trustees or the Adviser, INTECH shall provide the Trustees and the Adviser with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and the Adviser any economic, statistical and investment services normally available to similar investment company clients of INTECH; and

(g)    INTECH will provide to the Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to INTECH as may be reasonably requested by the Adviser from time to time and, notwithstanding anything herein to the contrary, INTECH shall be liable to the Adviser for all damages, costs and expenses, including without limitation reasonable attorney’s fees (hereinafter referred to collectively as “Damages”), incurred by the Adviser as a result of any material inaccuracies or omissions in such information provided by INTECH to the Adviser, provided, however, that INTECH shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to INTECH by the Adviser.

2.    Further Obligations. In all matters relating to the performance of this Agreement, INTECH shall act in conformity with the Trust’s Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and the Adviser and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Adviser agrees to provide to INTECH copies of the Trust’s Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and the Adviser, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3.    Obligations of the Adviser. The Adviser shall have the following obligations under this Agreement:

(a)    To keep INTECH continuously and fully informed (or cause the custodian of the Fund’s assets to keep INTECH so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund’s assets and liabilities from time to time;

(b)    To furnish INTECH with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund’s shareholders or to any governmental body or securities exchange;

(c)    To furnish INTECH with any further materials or information which INTECH may reasonably request to enable it to perform its function under this Agreement; and

(d)    To compensate INTECH for its services in accordance with the provisions of Section 4 hereof.

4.    Compensation. The Adviser shall pay to INTECH for its services under this Agreement a fee equal to 50% of the advisory fee payable to the Adviser from the Fund (net of any reimbursement of expenses incurred, fees waived by the Adviser, any recoupment of such reimbursement of fee reduction, or performance fee adjustment, each of which are shared equally between the Adviser and INTECH). Fees paid to INTECH shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5.    Expenses. INTECH shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

6.    Representations of INTECH. INTECH hereby represents, warrants and covenants to the Adviser as follows:

(a) INTECH: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify INTECH from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against INTECH that could have a material adverse effect upon INTECH’s ability to fulfill its obligations under this Agreement.

(b)    INTECH has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, to the extent it is a separate Code of Ethics from that of the Adviser, will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of INTECH shall certify to the Adviser that INTECH has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of INTECH’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, INTECH shall permit the Adviser, its employees or its agents to examine the reports required to be made to INTECH by Rule 17j-1(c)(1) and all other records relevant to INTECH’s code of ethics.

(c)    INTECH has provided the Adviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

7.    Representations of the Adviser. The Adviser hereby represents, warrants and covenants to INTECH as follows:

(a)    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify INTECH of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against the Adviser that could have a material adverse effect upon the Adviser’s ability to fulfill its obligations under this Agreement.

(b)    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide INTECH with a copy of such code of ethics, together with evidence of its adoption.

(c)    The Adviser has provided INTECH with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to INTECH.

8.    Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until February 1, 2018 unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, the Adviser or INTECH, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

9.    Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days’ advance written notice of termination be given to INTECH at its principal place of business. This Agreement may be terminated (i) by the Adviser or by INTECH at any time, without penalty by giving 60 days’ advance written notice of termination to the other party, or (ii) by the Adviser or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon termination of the Advisory Agreement.

10.    Assignment. This Agreement shall automatically terminate in the event of its assignment.

11.    Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser, INTECH or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.    Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

13.    Limitation of Liability of INTECH. The Adviser will not seek to hold INTECH, and INTECH shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, “INTECH” shall include any affiliate of INTECH performing services for the Fund contemplated hereunder and directors, officers and employees of INTECH and such affiliates.

14.    Activities of INTECH. The services of INTECH hereunder are not to be deemed to be exclusive, and INTECH is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of INTECH to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in INTECH as directors, officers and shareholders of INTECH, that directors, officers, employees and shareholders of INTECH are or may become similarly interested in the Trust, and that INTECH may become interested in the Trust as a shareholder or otherwise.

15.    Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of INTECH by the Adviser, the Trust or the Fund shall not diminish or relieve in any way the liability of INTECH for any of its duties and responsibilities under this Agreement.

16.    Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser at:

[Janus Henderson Capital Management LLC]

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

(b)	To INTECH at:

INTECH Investment Management LLC

525 Okeechobee Blvd, Suite 1800

West Palm Beach, Florida 33401

Attention: General Counsel

Phone: (561) 775-1100

Fax: (561) 775-1150

(c)	To the Trust at:

Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206

Attention: Chief Legal Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

17.    Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “approved at least annually,” and “interested persons” shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

18.    Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the first date written above.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

INTECH INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

APPENDIX G

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISER

Janus Capital Management LLC(1)

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Enrique Chang	Janus Capital Group Inc.	President – Head of Investments
	Janus Capital Management LLC	President – Head of Investments
	Perkins Investment Management LLC	Director
	Janus Capital International Limited	Director

Augustus Cheh	Janus Capital Management LLC	Executive Vice President
	Janus Capital Asia Limited	Director
	Janus Capital Trust Manager Limited	Director
	Janus Capital International Limited	Director

Michael Drew Elder	Janus Capital Group Inc.	Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	Janus Distributors LLC	President
	Perkins Investment Management LLC	Director

David W. Grawemeyer	Janus Capital Group Inc.	General Counsel and Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	Janus Management Holdings Corp.	General Counsel, Executive Vice President, and Director
	Janus International Holding LLC	General Counsel and Executive Vice President

Brennan A. Hughes	Janus Capital Group Inc.	Chief Accounting Officer and Senior Vice President
	Janus Capital Management LLC	Chief Accounting Officer and Senior Vice President
	Janus Distributors LLC	Chief Accounting Officer and Senior Vice President
	Janus Services LLC	Chief Accounting Officer and Senior Vice President
	The Janus Foundation	Director
	Janus Management Holdings Corp.	Chief Accounting Officer and Senior Vice President
	Janus Holdings LLC	Senior Vice President
	INTECH Investment Management LLC	Vice President
	Perkins Investment Management LLC	Vice President and Controller
	Janus International Holding LLC	Chief Accounting Officer, Senior Vice President, and Director
	VS Holdings Inc.	Chief Accounting Officer, Senior Vice President, and Director
	Janus Capital Asia Limited	Director
	Janus Capital Taiwan Limited	Director
	Janus Capital Singapore Pte. Limited	Director
	Janus Capital International Limited	Director
	Janus Capital Switzerland Limited	Director

Bruce L. Koepfgen	Janus Capital Group Inc.	President
	Janus Capital Management LLC	President
	Janus Distributors LLC	Executive Vice President
	Janus Management Holdings Corp.	Executive Vice President and Director
	INTECH Investment Management LLC	Executive Vice President and Working Director
	Perkins Investment Management LLC	Executive Vice President and Director
	Janus International Holding LLC	Executive Vice President and Director
	VS Holdings Inc.	President and Director
	Kapstream Capital Pty Limited	Director

David R. Kowalski	Janus Capital Management LLC	Chief Compliance Officer and Senior Vice President
	Janus Distributors LLC	Chief Compliance Officer and Senior Vice President
	Janus Services LLC	Chief Compliance Officer and Senior Vice President
	The Janus Foundation	Director
	INTECH Investment Management LLC	Vice President
	Perkins Investment Management LLC	Vice President
	VS Holdings Inc.	Chief Compliance Officer and Senior Vice President

Tiphani D. Krueger	Janus Capital Group Inc.	Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	The Janus Foundation	President and Director
	Janus Management Holdings Corp.	Executive Vice President

G-1

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity

Mari Lakio-Grundy	Janus Capital Management LLC	Assistant General Counsel and Vice President

Adrian Lam	Janus Capital Management LLC	Assistant General Counsel and Vice President

David Master	Janus Capital Management LLC	Chief Marketing Officer and Senior Vice President
	Janus Holdings LLC	Senior Vice President

Jennifer J. McPeek	Janus Capital Group Inc.	Chief Financial Officer and Executive Vice President
	Janus Capital Management LLC	Chief Financial Officer and Executive Vice President
	Janus Management Holdings Corp.	Chief Financial Officer and Executive Vice President
	Perkins Investment Management LLC	Vice President and Director
	VS Holdings Inc.	Chief Financial Officer and Executive Vice President
	Kapstream Capital Pty Limited	Director

Michelle R. Rosenberg	Janus Capital Management LLC	Deputy General Counsel and Senior Vice President
	Janus Distributors LLC	Deputy General Counsel and Senior Vice President
	Janus Services LLC	Deputy General Counsel and Senior Vice President
	Janus Diversified Alternatives Subsidiary, Ltd.	Director
	Janus Aspen Global Unconstrained Bond Subsidiary, Ltd.	Director
	Janus Global Unconstrained Bond Subsidiary, Ltd.	Director

Richard M. Weil	Janus Capital Group Inc.	Chief Executive Officer and Director
	Janus Capital Management LLC	Chief Executive Officer
	Janus Management Holdings Corp.	President and Director
	INTECH Investment Management LLC	Working Director
	Perkins Investment Management LLC	Director
	Kapstream Capital Pty Limited	Director

(1)	The business address of each Principal Executive Officer and Director is 151 Detroit Street, Denver, Colorado 80206.

The following officers or Trustees of the Funds are officers, employees, directors, general partners or shareholders of the Janus Adviser:

Name	Title with the Funds	Title with the Janus Adviser
Bruce L. Koepfgen	President and Chief Executive Officer	President

David R. Kowalski	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	Chief Compliance Officer and Senior Vice President

INTECH Investment Management LLC(1)

Name	Entity Name	Position(s) with Entity
Adrian Banner	INTECH Investment Management LLC	Chief Executive Officer, Chief Investment Officer, and Working Director

Lance V. Campbell	INTECH Investment Management LLC	Chief Financial Officer and Executive Vice President

Patricia Flynn	INTECH Investment Management LLC	Chief Compliance Officer and Senior Vice President

(1)	The business address of each Principal Executive Officer and Director is City Place Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

G-2

APPENDIX H

PRINCIPAL OFFICERS OF THE TRUST AND THEIR PRINCIPAL OCCUPATIONS

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013) and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011- 2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.
*	In addition to the offers of the Trust set forth above, certain persons serve as officers of one or more Funds.

H-1

APPENDIX I

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

JANUS ASPEN SERIES

JANUS INVESTMENT FUND

(Adopted December 5, 2000; Revised December 10, 2001; December 10, 2002;

September 16, 2003; March 16, 2004; June 15, 2004; June 14, 2005; June 14, 2006;

June 20, 2008; July 6, 2009; June 24, 2010; June 23, 2011; June 21, 2012; June 16, 2016)

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees (“Board” or “Trustees”) of each of Janus Aspen Series and Janus Investment Fund (each a “Trust” and, together, the “Trusts” and each series thereof, a “Fund”). Its primary functions are to:

•	identify and recommend individuals for Trustee membership,
•	consult with management and the Chair of the Trustees in planning Trustee meetings, and
•	oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the “Procedures and Guidelines”) adopted by the Trusts as in effect from time to time.

II.	COMPOSITION

The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not “interested persons” of the Trusts, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and who meet the standards for independence set forth in the Procedures and Guidelines.

The members and Chair of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.	MEETINGS

The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the Trusts’ servicing agents to attend meetings and provide pertinent information as appropriate.

IV.	RESPONSIBILITIES AND DUTIES

In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts’ separation of duties and responsibilities among the investment adviser, sub-adviser(s), if any, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend to the extent possible, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

A.	Trustee Nominations, Elections, and Training

The Committee shall:

1.

Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate’s qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

(a)	The candidate’s knowledge in matters related to the investment company industry, any professional licenses, designations, or certifications currently or previously held;
(b)	The candidate’s relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;
(c)	The candidate’s educational background;
(d)	The candidate’s reputation for high ethical standards and personal and professional integrity;
(e)	Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees’ existing mix of skills and qualifications;
(f)	The candidate’s willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;
(g)	The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;
(h)	If the nomination is for an “independent” trustee, the candidate must not be considered an “interested” person of the Fund, Janus Capital Management LLC (“Janus Capital”), or any sub-adviser to a Fund or Janus Distributors LLC, as defined under the 1940 Act;
(i)	The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and
(j)	Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts’ Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders (“Shareholder Nomination Procedures”) attached as Appendix 1. The Trusts’ Secretary will forward all such recommendations to the Chair of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. The Committee shall be empowered to use Trust assets to retain consultants and other professionals to assist in the process of evaluating candidates. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

2.	Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

B.	Committee Nominations and Functions

The Committee shall:

1.	Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

2.	Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

C.	Governance Oversight

The Committee shall:

1.	Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

2.	Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chair of the Trustees, as described in each Trust’s Declaration of Trust or Trust Instrument, or by-laws. The Chair of the Trustees may perform the following functions:

(a)	Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

(b)	Coordinate the Trustees’ use of outside resources, including consultants or other professionals;

(c)	Coordinate an annual schedule of portfolio reports to the Trustees;

(d)	Conduct the Trustee meetings;

(e)	Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

(f)	Perform such other duties as the Independent Trustees may determine from time to time.

3.	Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

D.	Trustee Meeting Planning

The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

E.	Other Responsibilities and Duties

The Committee shall:

1.	Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

2.	Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation or to advise the Committee. Janus Capital will report any use of Trust assets for such purpose quarterly to the Trustees.

3.	Lead the Trustees’ annual self-assessment process.

4.	Review this Charter at least annually and recommend changes, if any, to the Trustees.

5.	Perform any other activities consistent with this Charter, each Trust’s Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or Trustees deem necessary or appropriate.

6.	Report its significant activities to the Trustees and make such recommendations with respect to the foregoing matters as the Committee may consider necessary or appropriate.

7.	Maintain minutes of its meetings.

Appendix 1

JANUS INVESTMENT FUND

JANUS ASPEN SERIES

(each a “Trust,” and together, the “Trusts,” and each

series of a Trust, a “Fund”)

PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY

SHAREHOLDERS

(Adopted March 16, 2004; Revised July 6, 2009; Revised June 24, 2010; June 23, 2011)

The Trusts’ Nominating and Governance Committee (“Committee”) is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.            A shareholder of a Fund who wishes to nominate a candidate for election to a Trust’s Board of Trustees (“Nominating Shareholder”) must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust (“Shareholder Recommendation”).

2.            The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, any professional licenses, designations or certifications currently or previously held, any non-profit activities relevant to board services, experience as a director or senior officer of public or private companies, and directorships on other boards or other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

3.            The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within fourteen days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

Unless otherwise specified by the Committee chair (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chair (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED FEBRUARY 15, 2017

STATEMENT OF ADDITIONAL INFORMATION

            , 2017

Relating to the acquisition of the assets of

INTECH U.S. CORE FUND

by and in exchange for shares of beneficial interest of

INTECH U.S. MANAGED VOLATILITY FUND,

each a series of Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206-4805

1-800-525-3713 (if you hold Class D Shares)

1-877-335-2687 (if you hold shares through a plan sponsor,

broker-dealer, or other intermediary)

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the Proxy Statement/Prospectus dated                 , 2017. The Proxy Statement/Prospectus is being furnished to shareholders of INTECH U.S. Core Fund (the “Target Fund”), a series of Janus Investment Fund (the “Trust”), in connection with the merger of the Target Fund with and into INTECH U.S. Managed Volatility Fund (the “Acquiring Fund”), a series of Janus Investment Fund, pursuant to which all or substantially all of the assets and liabilities of the Target Fund would be transferred to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting the Trust at 151 Detroit Street, Denver, Colorado 80206-4805 or by telephoning Janus toll-free at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

This SAI consists of: (i) this cover page; (ii) Pro Forma Financial Statements relating to the Merger; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

1.	The SAI for the Funds, dated October 28, 2016 (File Nos. 811-01879 and 002-34393).

2.	The Financial Statements of the Target Fund included in the annual report dated June 30, 2016, as filed on August 30, 2016 (File No: 811-01879).

3.	The Financial Statements of the Acquiring Fund included in the annual report dated June 30, 2016, as filed on August 30, 2016 (File No: 811-01879).

As described in the Proxy Statement/Prospectus, upon the closing of the Merger, each owner of Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares of the Target Fund will become a shareholder of the corresponding class of shares of the Acquiring Fund. Information about the Acquiring Fund is provided in the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

Pro Forma Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2016

	INTECH U.S. Core Fund Shares	INTECH U.S. Core Fund Value	INTECH U.S. Managed Volatility Fund Shares	INTECH U.S. Managed Volatility Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Common Stock

Aerospace & Defense							3.50%
BWX Technologies, Inc.	-	$-	72,200	$2,582,594	72,200	$2,582,594
Huntington Ingalls Industries, Inc.	-	-	5,200	873,756	5,200	873,756
L-3 Communications Holdings, Inc.	-	-	800	117,352	800	117,352
Lockheed Martin Corp.	50,300	12,482,951	17,600	4,367,792	67,900	16,850,743
Northrop Grumman Corp.	19,800	4,401,144	1,600	355,648	21,400	4,756,792
Orbital ATK, Inc.	-	-	19,300	1,643,202	19,300	1,643,202
Raytheon Co.	49,100	6,675,145	11,800	1,604,210	60,900	8,279,355
Rockwell Collins, Inc.	24,600	2,094,444	1,600	136,224	26,200	2,230,668
TransDigm Group, Inc.*	-	-	1,100	290,059	1,100	290,059

Air Freight & Logistics							0.30%
CH Robinson Worldwide, Inc.	17,600	1,306,800	16,200	1,202,850	33,800	2,509,650
Expeditors International of Washington, Inc.	700	34,328	4,800	235,392	5,500	269,720

Airlines							1.90%
Alaska Air Group, Inc.#	-	-	5,900	343,911	5,900	343,911
Delta Air Lines, Inc.	129,200	4,706,756	3,500	127,505	132,700	4,834,261
Southwest Airlines Co.	184,200	7,222,482	170,700	6,693,147	354,900	13,915,629
United Continental Holdings, Inc.*	28,500	1,169,640	-	-	28,500	1,169,640

Auto Components							0.80%
Delphi Automotive PLC	82,700	5,177,020	-	-	82,700	5,177,020
Goodyear Tire & Rubber Co.	114,000	2,925,240	-	-	114,000	2,925,240
Visteon Corp.	-	-	3,900	256,659	3,900	256,659

Banks							0.80%
Bank of Hawaii Corp.#	-	-	10,400	715,520	10,400	715,520
BankUnited, Inc.	-	-	48,000	1,474,560	48,000	1,474,560
Commerce Bancshares, Inc.#	-	-	22,920	1,097,868	22,920	1,097,868
First Niagara Financial Group, Inc.	-	-	97,100	945,754	97,100	945,754
First Republic Bank	-	-	25,100	1,756,749	25,100	1,756,749
People’s United Financial, Inc.	126,700	1,857,422	78,200	1,146,412	204,900	3,003,834

Beverages							3.20%
Brown-Forman Corp. - Class A	-	-	11,400	1,231,542	11,400	1,231,542
Coca-Cola Co.	-	-	28,500	1,291,905	28,500	1,291,905
Constellation Brands, Inc. - Class A	81,000	13,397,400	28,000	4,631,200	109,000	18,028,600
Dr Pepper Snapple Group, Inc.	92,100	8,899,623	39,400	3,807,222	131,500	12,706,845
PepsiCo, Inc.	-	-	7,400	783,956	7,400	783,956

Building Products							0.40%
Fortune Brands Home & Security, Inc.	-	-	8,100	469,557	8,100	469,557
Lennox International, Inc.#	-	-	10,400	1,483,040	10,400	1,483,040
Masco Corp.	72,700	2,249,338	-	-	72,700	2,249,338
Owens Corning	-	-	8,000	412,160	8,000	412,160

Chemicals							1.40%
Albemarle Corp.	-	-	2,000	158,620	2,000	158,620
Ashland, Inc.	-	-	1,200	137,724	1,200	137,724
Cabot Corp.	-	-	22,800	1,041,048	22,800	1,041,048
Eastman Chemical Co.	16,400	1,113,560	-	-	16,400	1,113,560
International Flavors & Fragrances, Inc.	4,400	554,708	1,300	163,891	5,700	718,599
LyondellBasell Industries NV - Class A	97,200	7,233,624	-	-	97,200	7,233,624
Praxair, Inc.	-	-	1,700	191,063	1,700	191,063
PPG Industries, Inc.	18,400	1,916,360	-	-	18,400	1,916,360

	INTECH U.S. Core Fund Shares	INTECH U.S. Core Fund Value	INTECH U.S. Managed Volatility Fund Shares	INTECH U.S. Managed Volatility Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
RPM International, Inc.	-	$-	9,400	$469,530	9,400	$469,530
Scotts Miracle-Gro Co. - Class A	-	-	9,700	678,127	9,700	678,127
Sherwin-Williams Co.	3,200	939,744	-	-	3,200	939,744
Valspar Corp.	-	-	1,800	194,454	1,800	194,454

Commercial Services & Supplies							1.60%
Cintas Corp.	48,900	4,798,557	1,800	176,634	50,700	4,975,191
Copart, Inc.*	-	-	3,000	147,030	3,000	147,030
Pitney Bowes, Inc.	68,500	1,219,300	-	-	68,500	1,219,300
Republic Services, Inc.	43,800	2,247,378	81,800	4,197,158	125,600	6,444,536
Stericycle, Inc.*	-	-	6,700	697,604	6,700	697,604
Waste Connections, Inc.	-	-	15,800	1,138,390	15,800	1,138,390
Waste Management, Inc.	25,300	1,676,631	17,800	1,179,606	43,100	2,856,237

Communications Equipment							0.50%
Harris Corp.	21,000	1,752,240	-	-	21,000	1,752,240
Motorola Solutions, Inc.*	28,700	1,893,339	16,900	1,114,893	45,600	3,008,232
Palo Alto Networks, Inc.*	-	-	3,100	380,184	3,100	380,184

Construction & Engineering							0.50%
Fluor Corp.	54,100	2,666,048	-	-	54,100	2,666,048
Jacobs Engineering Group, Inc.*	20,100	1,001,181	-	-	20,100	1,001,181
Quanta Services, Inc.*	45,700	1,056,584	2,600	60,112	48,300	1,116,696
Valmont Industries, Inc.	-	-	1,000	135,270	1,000	135,270

Construction Materials							0.50%
Martin Marietta Materials, Inc.	-	-	1,200	230,400	1,200	230,400
Vulcan Materials Co.	45,500	5,476,380	-	-	45,500	5,476,380

Containers & Packaging							0.80%
AptarGroup, Inc.	-	-	4,600	363,998	4,600	363,998
Avery Dennison Corp.	38,600	2,885,350	1,800	134,550	40,400	3,019,900
Ball Corp.#	17,400	1,257,846	-	-	17,400	1,257,846
Bemis Co., Inc.	-	-	3,300	169,917	3,300	169,917
International Paper Co.	76,100	3,225,118	4,300	182,234	80,400	3,407,352
Sonoco Products Co.	-	-	10,900	541,294	10,900	541,294

Distributors							0.20%
Genuine Parts Co.#	19,200	1,944,000	4,300	435,375	23,500	2,379,375
LKQ Corp.*	5,500	174,350	-	-	5,500	174,350

Diversified Consumer Services							0.10%
ServiceMaster Global Holdings, Inc.*	-	-	36,400	1,448,720	36,400	1,448,720

Diversified Financial Services							2.00%
Berkshire Hathaway, Inc. - Class B*	-	-	2,100	304,059	2,100	304,059
CBOE Holdings, Inc.	-	-	52,300	3,484,226	52,300	3,484,226
CME Group, Inc.	89,200	8,688,080	16,800	1,636,320	106,000	10,324,400
FactSet Research Systems, Inc.	-	-	8,100	1,307,502	8,100	1,307,502
Intercontinental Exchange, Inc.	-	-	3,000	767,880	3,000	767,880
MSCI, Inc.	-	-	3,500	269,920	3,500	269,920
Nasdaq, Inc.	56,700	3,666,789	22,700	1,468,009	79,400	5,134,798

Diversified Telecommunication Services							0.60%
AT&T, Inc.	-	-	78,576	3,395,269	78,576	3,395,269
CenturyLink, Inc.	52,800	1,531,728	-	-	52,800	1,531,728
Verizon Communications, Inc.	-	-	18,300	1,021,872	18,300	1,021,872

Electric Utilities							5.50%
Alliant Energy Corp.	-	-	27,600	1,095,720	27,600	1,095,720
American Electric Power Co., Inc.	26,000	1,822,340	27,400	1,920,466	53,400	3,742,806
Duke Energy Corp.	-	-	13,700	1,175,323	13,700	1,175,323
Edison International	19,300	1,499,031	19,100	1,483,497	38,400	2,982,528
Entergy Corp.	27,500	2,237,125	28,900	2,351,015	56,400	4,588,140
Eversource Energy	23,000	1,377,700	24,900	1,491,510	47,900	2,869,210

	INTECH U.S. Core Fund Shares	INTECH U.S. Core Fund Value	INTECH U.S. Managed Volatility Fund Shares	INTECH U.S. Managed Volatility Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Exelon Corp.	62,500	$2,272,500	39,300	$1,428,948	101,800	$3,701,448
FirstEnergy Corp.	45,200	1,577,932	28,500	994,935	73,700	2,572,867
Great Plains Energy, Inc.	-	-	43,900	1,334,560	43,900	1,334,560
Hawaiian Electric Industries, Inc.	-	-	42,900	1,406,691	42,900	1,406,691
ITC Holdings Corp.	-	-	38,300	1,793,206	38,300	1,793,206
NextEra Energy, Inc.	6,000	782,400	8,900	1,160,560	14,900	1,942,960
PG&E Corp.	17,000	1,086,640	43,200	2,761,344	60,200	3,847,984
Pinnacle West Capital Corp.	17,300	1,402,338	19,800	1,604,988	37,100	3,007,326
PPL Corp.	131,500	4,964,125	48,900	1,845,975	180,400	6,810,100
Southern Co.	55,900	2,997,917	82,700	4,435,201	138,600	7,433,118
Westar Energy, Inc.	-	-	43,000	2,411,870	43,000	2,411,870
Xcel Energy, Inc.	43,700	1,956,886	73,000	3,268,940	116,700	5,225,826

Electrical Equipment							0.70%
Acuity Brands, Inc.	3,200	793,472	-	-	3,200	793,472
Eaton Corp. PLC	36,000	2,150,280	2,400	143,352	38,400	2,293,632
Emerson Electric Co.	41,400	2,159,424	2,700	140,832	44,100	2,300,256
Hubbell, Inc.	-	-	2,400	253,128	2,400	253,128
Rockwell Automation, Inc.	12,300	1,412,286	-	-	12,300	1,412,286

Electronic Equipment, Instruments & Components							0.30%
Amphenol Corp. - Class A	22,400	1,284,192	-	-	22,400	1,284,192
Corning, Inc.	15,900	325,632	-	-	15,900	325,632
FLIR Systems, Inc.	17,000	526,150	4,800	148,560	21,800	674,710
Ingram Micro, Inc. - Class A	-	-	20,200	702,556	20,200	702,556
IPG Photonics Corp.*	-	-	5,700	456,000	5,700	456,000

Energy Equipment & Services							0.30%
Helmerich & Payne, Inc.#	39,800	2,671,774	-	-	39,800	2,671,774

Food & Staples Retailing							1.40%
Costco Wholesale Corp.	-	-	11,700	1,837,368	11,700	1,837,368
CVS Health Corp.	45,500	4,356,170	5,300	507,422	50,800	4,863,592
Kroger Co.	-	-	73,200	2,693,028	73,200	2,693,028
Sprouts Farmers Market, Inc.*	-	-	4,100	93,890	4,100	93,890
Sysco Corp.	44,500	2,257,930	44,200	2,242,708	88,700	4,500,638
Wal-Mart Stores, Inc.	-	-	8,100	591,462	8,100	591,462

Food Products							5.50%
Campbell Soup Co.	64,000	4,257,920	45,700	3,040,421	109,700	7,298,341
ConAgra Foods, Inc.	142,700	6,822,487	64,000	3,059,840	206,700	9,882,327
Flowers Foods, Inc.	-	-	10,100	189,375	10,100	189,375
General Mills, Inc.	-	-	209,200	14,916,155	209,200	14,916,155
Hershey Co.#	-	-	1,500	170,235	1,500	170,235
Hormel Foods Corp.	116,600	4,267,560	74,100	2,712,060	190,700	6,979,620
Ingredion, Inc.	-	-	800	103,528	800	103,528
JM Smucker Co.	-	-	3,100	472,471	3,100	472,471
Kellogg Co.	24,800	2,024,920	26,800	2,188,220	51,600	4,213,140
McCormick & Co., Inc.	33,400	3,562,778	4,900	522,683	38,300	4,085,461
Tyson Foods, Inc. - Class A	99,400	6,638,926	55,300	3,693,487	154,700	10,332,413

Gas Utilities							0.60%
AGL Resources, Inc.	3,200	211,104	25,800	1,702,026	29,000	1,913,130
Atmos Energy Corp.	-	-	33,100	2,691,692	33,100	2,691,692
National Fuel Gas Co.	-	-	7,000	398,160	7,000	398,160
UGI Corp.	-	-	24,350	1,101,838	24,350	1,101,838

Health Care Equipment & Supplies							2.80%
Abbott Laboratories	5,200	204,412	-	-	5,200	204,412
Align Technology, Inc.*	-	-	2,200	177,210	2,200	177,210
Baxter International, Inc.	41,900	1,894,718	8,200	370,804	50,100	2,265,522
Becton Dickinson and Co.	5,600	949,704	5,300	898,827	10,900	1,848,531
Boston Scientific Corp.*	71,900	1,680,303	-	-	71,900	1,680,303

	INTECH U.S. Core Fund Shares	INTECH U.S. Core Fund Value	INTECH U.S. Managed Volatility Fund Shares	INTECH U.S. Managed Volatility Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Cooper Cos., Inc.	-	$-	2,500	$428,925	2,500	$428,925
CR Bard, Inc.	-	-	1,100	258,676	1,100	258,676
DENTSPLY SIRONA, Inc.	57,400	3,561,096	23,474	1,456,327	80,874	5,017,423
Edwards Lifesciences Corp.*	60,100	5,993,773	43,200	4,308,336	103,300	10,302,109
IDEXX Laboratories, Inc.*	-	-	4,200	390,012	4,200	390,012
Intuitive Surgical, Inc.*	2,300	1,521,243	2,500	1,653,525	4,800	3,174,768
Medtronic PLC	-	-	1,500	130,155	1,500	130,155
ResMed, Inc.#	-	-	4,000	252,920	4,000	252,920
Stryker Corp.	-	-	1,300	155,779	1,300	155,779
Teleflex, Inc.	-	-	12,300	2,180,913	12,300	2,180,913
Varian Medical Systems, Inc.*	5,300	435,819	1,400	115,122	6,700	550,941
Zimmer Biomet Holdings, Inc.	-	-	2,200	264,836	2,200	264,836

Health Care Providers & Services							4.30%
Aetna, Inc.	-	-	4,690	572,790	4,690	572,790
AmerisourceBergen Corp.	14,000	1,110,480	57,500	4,560,900	71,500	5,671,380
Anthem, Inc.	74,700	9,811,098	35,800	4,701,972	110,500	14,513,070
Cardinal Health, Inc.	80,900	6,311,009	6,100	475,861	87,000	6,786,870
Cigna Corp.	14,900	1,907,051	17,500	2,239,825	32,400	4,146,876
HCA Holdings, Inc.*	7,100	546,771	4,900	377,349	12,000	924,120
Henry Schein, Inc.*	20,300	3,589,040	1,900	335,920	22,200	3,924,960
Humana, Inc.	-	-	5,700	1,025,316	5,700	1,025,316
LifePoint Health, Inc.*	-	-	2,700	176,499	2,700	176,499
MEDNAX, Inc.*,#	-	-	4,600	333,178	4,600	333,178
Quest Diagnostics, Inc.	13,800	1,123,458	4,000	325,640	17,800	1,449,098
UnitedHealth Group, Inc.	33,300	4,701,960	11,700	1,652,040	45,000	6,354,000

Hotels, Restaurants & Leisure							2.90%
Darden Restaurants, Inc.	-	-	11,100	703,074	11,100	703,074
Domino’s Pizza, Inc.	-	-	2,600	341,588	2,600	341,588
Dunkin’ Brands Group, Inc.	-	-	39,900	1,740,438	39,900	1,740,438
McDonald’s Corp.	56,900	6,847,346	24,000	2,888,160	80,900	9,735,506
Panera Bread Co. - Class A*,#	-	-	12,400	2,628,056	12,400	2,628,056
Royal Caribbean Cruises, Ltd. (U.S. Shares)	400	26,860	-	-	400	26,860
Six Flags Entertainment Corp.	-	-	42,500	2,462,875	42,500	2,462,875
Starbucks Corp.	112,300	6,414,576	25,900	1,479,408	138,200	7,893,984
Wynn Resorts, Ltd.#	28,600	2,592,304	-	-	28,600	2,592,304
Yum! Brands, Inc.	26,300	2,180,796	-	-	26,300	2,180,796

Household Durables							1.40%
DR Horton, Inc.	78,500	2,471,180	-	-	78,500	2,471,180
Garmin, Ltd.*	13,900	589,638	-	-	13,900	589,638
Leggett & Platt, Inc.	29,100	1,487,301	2,600	132,886	31,700	1,620,187
Mohawk Industries, Inc.*	3,200	607,232	-	-	3,200	607,232
Newell Rubbermaid, Inc.	41,800	2,030,226	-	-	41,800	2,030,226
NVR, Inc.	-	-	2,000	3,560,680	2,000	3,560,680
Whirlpool Corp.	18,000	2,999,520	2,900	483,256	20,900	3,482,776

Household Products							1.90%
Church & Dwight Co., Inc.	-	-	11,300	1,162,657	11,300	1,162,657
Clorox Co.	37,400	5,175,786	20,900	2,892,351	58,300	8,068,137
Kimberly-Clark Corp.	26,200	3,601,976	46,500	6,392,820	72,700	9,994,796
Procter & Gamble Co.	-	-	10,500	889,035	10,500	889,035
Spectrum Brands Holdings, Inc.	-	-	1,400	167,034	1,400	167,034

Independent Power and Renewable Electricity Producers							0.20%
AES Corp.	70,700	882,336	-	-	70,700	882,336
NRG Energy, Inc.	38,100	571,119	14,600	218,854	52,700	789,973

Industrial Conglomerates							0.40%
3M Co.	-	-	1,000	175,120	1,000	175,120
Carlisle Cos., Inc.	-	-	2,800	295,904	2,800	295,904
Danaher Corp.	-	-	1,300	131,300	1,300	131,300

	INTECH U.S. Core Fund Shares	INTECH U.S. Core Fund Value	INTECH U.S. Managed Volatility Fund Shares	INTECH U.S. Managed Volatility Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
General Electric Co.	-	$-	26,700	$840,516	26,700	$840,516
Roper Industries, Inc.	15,100	2,575,456	-	-	15,100	2,575,456

Information Technology Services							2.50%
Accenture PLC - Class A (U.S. Shares)	8,700	985,623	-	-	8,700	985,623
Amdocs, Ltd. (U.S. Shares)	-	-	15,400	888,888	15,400	888,888
Automatic Data Processing, Inc.	25,800	2,370,246	-	-	25,800	2,370,246
Booz Allen Hamilton Holding Corp.	-	-	15,900	471,276	15,900	471,276
Broadridge Financial Solutions, Inc.	-	-	2,400	156,480	2,400	156,480
DST Systems, Inc.	-	-	5,700	663,651	5,700	663,651
Fiserv, Inc.*	47,300	5,142,929	5,100	554,523	52,400	5,697,452
Genpact, Ltd.*	-	-	30,800	826,672	30,800	826,672
Jack Henry & Associates, Inc.	-	-	27,300	2,382,471	27,300	2,382,471
Leidos Holdings, Inc.#	-	-	28,500	1,364,295	28,500	1,364,295
Paychex, Inc.	77,200	4,593,400	13,900	827,050	91,100	5,420,450
PayPal Holdings, Inc.*	30,400	1,109,904	-	-	30,400	1,109,904
Sabre Corp.	-	-	8,000	214,320	8,000	214,320
Total System Services, Inc.	14,800	786,028	28,200	1,497,702	43,000	2,283,730
Vantiv, Inc. - Class A*	-	-	34,100	1,930,060	34,100	1,930,060
Western Union Co.#	16,500	316,470	-	-	16,500	316,470

Insurance							4.50%
Aflac, Inc.	3,700	266,992	2,500	180,400	6,200	447,392
Allied World Assurance Co. Holdings AG	-	-	22,100	776,594	22,100	776,594
Allstate Corp.	16,600	1,161,170	3,100	216,845	19,700	1,378,015
American Financial Group, Inc.	-	-	17,400	1,286,382	17,400	1,286,382
Arch Capital Group, Ltd.*	-	-	32,200	2,318,400	32,200	2,318,400
Arthur J Gallagher & Co.	-	-	5,300	252,280	5,300	252,280
Aspen Insurance Holdings, Ltd.	-	-	5,900	273,642	5,900	273,642
Assurant, Inc.	14,200	1,225,602	26,100	2,252,691	40,300	3,478,293
Axis Capital Holdings, Ltd.	-	-	16,100	885,500	16,100	885,500
Brown & Brown, Inc.	-	-	6,800	254,796	6,800	254,796
Chubb, Ltd.	11,500	1,503,165	8,751	1,143,843	20,251	2,647,008
Cincinnati Financial Corp.	72,400	5,422,036	11,100	831,279	83,500	6,253,315
Endurance Specialty Holdings, Ltd.	-	-	6,500	436,540	6,500	436,540
Erie Indemnity Co. - Class A	-	-	9,000	894,060	9,000	894,060
Everest Re Group, Ltd.	-	-	14,400	2,630,448	14,400	2,630,448
Hanover Insurance Group, Inc.	-	-	8,400	710,808	8,400	710,808
Hartford Financial Services Group, Inc.	37,900	1,682,002	-	-	37,900	1,682,002
Loews Corp.	10,100	415,009	4,000	164,360	14,100	579,369
Markel Corp.*	-	-	3,000	2,858,340	3,000	2,858,340
Old Republic International Corp.	-	-	119,500	2,305,155	119,500	2,305,155
ProAssurance Corp.	-	-	34,500	1,847,475	34,500	1,847,475
Progressive Corp.	99,800	3,343,300	18,000	603,000	117,800	3,946,300
RenaissanceRe Holdings, Ltd.#	-	-	21,700	2,548,448	21,700	2,548,448
Travelers Cos., Inc.	14,600	1,737,984	1,300	154,752	15,900	1,892,736
Validus Holdings, Ltd.	-	-	48,800	2,371,192	48,800	2,371,192
White Mountains Insurance Group, Ltd.	-	-	3,300	2,778,600	3,300	2,778,600

Internet & Direct Marketing Retail							0.70%
Amazon.com, Inc.*	2,200	1,574,364	1,700	1,216,554	3,900	2,790,918
Netflix, Inc.*	55,500	5,077,140	-	-	55,500	5,077,140

Internet Software & Services							2.20%
Facebook, Inc. - Class A*	121,500	13,885,020	46,800	5,348,304	168,300	19,233,324
VeriSign, Inc.*,#	29,900	2,585,154	20,900	1,807,014	50,800	4,392,168

Leisure Products							0.80%
Hasbro, Inc.	2,300	193,177	17,100	1,436,229	19,400	1,629,406
Mattel, Inc.#	88,900	2,781,681	75,100	2,349,879	164,000	5,131,560
Vista Outdoor, Inc.*	-	-	35,500	1,694,415	35,500	1,694,415

Life Sciences Tools & Services							0.90%
Agilent Technologies, Inc.	29,600	1,313,056	-	-	29,600	1,313,056
Bio-Rad Laboratories, Inc. - Class A*	-	-	800	114,416	800	114,416

	INTECH U.S. Core Fund Shares	INTECH U.S. Core Fund Value	INTECH U.S. Managed Volatility Fund Shares	INTECH U.S. Managed Volatility Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Bruker Corp.	-	$-	74,800	$1,700,952	74,800	$1,700,952
Mettler-Toledo International, Inc.*	-	-	300	109,476	300	109,476
Quintiles Transnational Holdings, Inc.*	-	-	12,300	803,436	12,300	803,436
Thermo Fisher Scientific, Inc.	20,400	3,014,304	3,400	502,384	23,800	3,516,688
Waters Corp.*	13,400	1,884,710	1,600	225,040	15,000	2,109,750

Machinery							1.60%
AGCO Corp.	-	-	3,600	169,668	3,600	169,668
Caterpillar, Inc.	6,400	485,184	-	-	6,400	485,184
Cummins, Inc.	8,300	933,252	1,000	112,440	9,300	1,045,692
Flowserve Corp.#	14,900	673,033	-	-	14,900	673,033
IDEX Corp.	-	-	2,500	205,250	2,500	205,250
Illinois Tool Works, Inc.	12,000	1,249,920	1,200	124,992	13,200	1,374,912
Ingersoll-Rand PLC	35,700	2,273,376	-	-	35,700	2,273,376
Parker Hannifin Corp.	12,600	1,361,430	-	-	12,600	1,361,430
Snap-on, Inc.	17,700	2,793,414	-	-	17,700	2,793,414
Stanley Black & Decker, Inc.	22,300	2,480,206	1,200	133,464	23,500	2,613,670
Toro Co.	-	-	16,800	1,481,760	16,800	1,481,760
Xylem, Inc.	41,100	1,835,115	23,600	1,053,740	64,700	2,888,855

Media							1.20%
CBS Corp. - Class B	50,400	2,743,776	5,400	293,976	55,800	3,037,752
Charter Communications, Inc.*	-	-	5,643	1,290,216	5,643	1,290,216
Interpublic Group of Cos., Inc.	168,900	3,901,590	-	-	168,900	3,901,590
Omnicom Group, Inc.	11,200	912,688	-	-	11,200	912,688
Scripps Networks Interactive, Inc. - Class A	40,800	2,540,616	11,400	709,878	52,200	3,250,494
Sirius XM Holdings, Inc.*,#	-	-	28,900	114,155	28,900	114,155

Metals & Mining							1.50%
Newmont Mining Corp.	135,800	5,312,496	140,900	5,512,008	276,700	10,824,504
Nucor Corp.	23,400	1,156,194	2,700	133,407	26,100	1,289,601
Reliance Steel & Aluminum Co.	-	-	14,800	1,138,120	14,800	1,138,120
Royal Gold, Inc.	-	-	7,500	540,150	7,500	540,150
Steel Dynamics, Inc.	-	-	12,100	296,450	12,100	296,450
Tahoe Resources, Inc.	-	-	75,100	1,124,247	75,100	1,124,247
United States Steel Corp.#	-	-	11,800	198,948	11,800	198,948

Multiline Retail							0.80%
Dollar General Corp.	-	-	2,800	263,200	2,800	263,200
Dollar Tree, Inc.*	12,500	1,178,000	9,120	859,469	21,620	2,037,469
JC Penney Co., Inc.*,#	-	-	32,200	285,936	32,200	285,936
Kohl’s Corp.	21,500	815,280	-	-	21,500	815,280
Target Corp.	58,400	4,077,488	20,000	1,396,400	78,400	5,473,888

Multi-Utilities							4.00%
Ameren Corp.	35,400	1,896,732	33,400	1,789,572	68,800	3,686,304
CenterPoint Energy, Inc.	15,500	372,000	9,300	223,200	24,800	595,200
CMS Energy Corp.	31,700	1,453,762	30,700	1,407,902	62,400	2,861,664
Consolidated Edison, Inc.	43,600	3,507,184	48,100	3,869,164	91,700	7,376,348
Dominion Resources, Inc.	-	-	3,800	296,134	3,800	296,134
DTE Energy Co.	10,900	1,080,408	14,000	1,387,680	24,900	2,468,088
NiSource, Inc.	104,700	2,776,644	115,500	3,063,060	220,200	5,839,704
Public Service Enterprise Group, Inc.	37,500	1,747,875	15,500	722,455	53,000	2,470,330
SCANA Corp.	63,800	4,827,108	30,500	2,307,630	94,300	7,134,738
Sempra Energy	-	-	4,900	558,698	4,900	558,698
TECO Energy, Inc.	59,900	1,655,636	59,800	1,652,872	119,700	3,308,508
Vectren Corp.	-	-	11,100	584,637	11,100	584,637
WEC Energy Group, Inc.	37,700	2,461,810	40,876	2,669,203	78,576	5,131,013

Oil, Gas & Consumable Fuels							1.60%
Apache Corp.	23,000	1,280,410	-	-	23,000	1,280,410
Columbia Pipeline Group, Inc.	19,300	491,957	-	-	19,300	491,957
CONSOL Energy, Inc.	-	-	53,900	867,251	53,900	867,251
Exxon Mobil Corp.	-	-	5,700	534,318	5,700	534,318

	INTECH U.S. Core Fund Shares	INTECH U.S. Core Fund Value	INTECH U.S. Managed Volatility Fund Shares	INTECH U.S. Managed Volatility Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Phillips 66	80,800	$6,410,672	-	$-	80,800	$6,410,672
Pioneer Natural Resources Co.	3,100	468,751	-	-	3,100	468,751
Range Resources Corp.	-	-	8,000	345,120	8,000	345,120
Tesoro Corp.	27,800	2,082,776	-	-	27,800	2,082,776
Valero Energy Corp.	87,200	4,447,200	-	-	87,200	4,447,200

Personal Products							0.10%
Estee Lauder Cos., Inc. - Class A	12,800	1,165,056	3,000	273,060	15,800	1,438,116

Pharmaceuticals							0.20%
Allergan PLC*	-	-	1,422	328,610	1,422	328,610
Bristol-Myers Squibb Co.	-	-	1,400	102,970	1,400	102,970
Eli Lilly & Co.	-	-	1,400	110,250	1,400	110,250
Johnson & Johnson	-	-	900	109,170	900	109,170
Zoetis, Inc.	22,700	1,077,342	-	-	22,700	1,077,342

Professional Services							0.50%
Equifax, Inc.	31,700	4,070,280	9,200	1,181,280	40,900	5,251,560
Nielsen Holdings PLC	8,100	420,957	-	-	8,100	420,957

Real Estate Investment Trusts (REITs)							11.00%
Alexandria Real Estate Equities, Inc.	-	-	1,300	134,576	1,300	134,576
American Campus Communities, Inc.	-	-	18,400	972,808	18,400	972,808
American Capital Agency Corp.	-	-	30,700	608,474	30,700	608,474
Annaly Capital Management, Inc.	-	-	329,400	3,646,458	329,400	3,646,458
Apartment Investment & Management Co. - Class A	12,200	538,752	35,300	1,558,848	47,500	2,097,600
AvalonBay Communities, Inc.	7,900	1,425,081	19,000	3,427,410	26,900	4,852,491
Boston Properties, Inc.	3,000	395,700	-	-	3,000	395,700
Brixmor Property Group, Inc.	-	-	34,500	912,870	34,500	912,870
Camden Property Trust	-	-	8,500	751,570	8,500	751,570
Chimera Investment Corp.	-	-	20,700	324,990	20,700	324,990
Corporate Office Properties Trust	-	-	16,100	476,077	16,100	476,077
Crown Castle International Corp.	-	-	1,300	131,859	1,300	131,859
Digital Realty Trust, Inc.#	-	-	66,700	7,269,633	66,700	7,269,633
Duke Realty Corp.	-	-	7,200	191,952	7,200	191,952
Equinix, Inc.	22,403	8,686,315	4,713	1,827,371	27,116	10,513,686
Equity Commonwealth*	-	-	7,000	203,910	7,000	203,910
Equity Lifestyle Properties, Inc.	-	-	61,700	4,939,085	61,700	4,939,085
Equity Residential	38,200	2,631,216	37,100	2,555,448	75,300	5,186,664
Essex Property Trust, Inc.	10,200	2,326,518	12,700	2,896,743	22,900	5,223,261
Extra Space Storage, Inc.	46,400	4,293,856	47,800	4,423,412	94,200	8,717,268
Federal Realty Investment Trust	14,800	2,450,140	10,700	1,771,385	25,500	4,221,525
Gaming and Leisure Properties, Inc.	-	-	6,500	224,120	6,500	224,120
Healthcare Trust of America, Inc. - Class A	-	-	44,100	1,426,194	44,100	1,426,194
Iron Mountain, Inc.	23,800	947,954	15,000	597,450	38,800	1,545,404
Kimco Realty Corp.#	129,300	4,057,434	4,000	125,520	133,300	4,182,954
Lamar Advertising Co. - Class A	-	-	11,700	775,710	11,700	775,710
Macerich Co.	29,600	2,527,544	17,000	1,451,630	46,600	3,979,174
Mid-America Apartment Communities, Inc.	-	-	15,100	1,606,640	15,100	1,606,640
National Retail Properties, Inc.	-	-	27,000	1,396,440	27,000	1,396,440
Piedmont Office Realty Trust, Inc. - Class A#	-	-	21,000	452,340	21,000	452,340
Post Properties, Inc.	-	-	30,300	1,849,815	30,300	1,849,815
Prologis, Inc.	75,600	3,707,424	-	-	75,600	3,707,424
Public Storage	44,100	11,271,519	13,800	3,527,142	57,900	14,798,661
Realty Income Corp.#	64,400	4,466,784	45,700	3,169,752	110,100	7,636,536
Regency Centers Corp.	-	-	7,700	644,721	7,700	644,721
Retail Properties of America, Inc. - Class A	-	-	7,900	133,510	7,900	133,510
Senior Housing Properties Trust	-	-	26,300	547,829	26,300	547,829
Simon Property Group, Inc.	6,700	1,453,230	900	195,210	7,600	1,648,440
Spirit Realty Capital, Inc.	-	-	12,800	163,456	12,800	163,456
Tanger Factory Outlet Centers, Inc.	-	-	5,300	212,954	5,300	212,954
UDR, Inc.	-	-	58,500	2,159,820	58,500	2,159,820

	INTECH U.S. Core Fund Shares	INTECH U.S. Core Fund Value	INTECH U.S. Managed Volatility Fund Shares	INTECH U.S. Managed Volatility Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
Ventas, Inc.	26,700	$1,944,294	15,000	$1,092,300	41,700	$3,036,594
Welltower, Inc.	7,000	533,190	30,400	2,315,568	37,400	2,848,758

Road & Rail							0.50%
AMERCO	-	-	1,200	449,460	1,200	449,460
JB Hunt Transport Services, Inc.	29,100	2,355,063	5,600	453,208	34,700	2,808,271
Kansas City Southern	8,900	801,801	-	-	8,900	801,801
Landstar System, Inc.	-	-	15,200	1,043,632	15,200	1,043,632

Semiconductor & Semiconductor Equipment							3.80%
Applied Materials, Inc.	293,000	7,023,210	13,600	325,992	306,600	7,349,202
Broadcom, Ltd.	60,249	9,362,695	-	-	60,249	9,362,695
Cree, Inc.*	-	-	4,400	107,536	4,400	107,536
First Solar, Inc.*	28,100	1,362,288	-	-	28,100	1,362,288
Intel Corp.	28,600	938,080	5,300	173,840	33,900	1,111,920
KLA-Tencor Corp.	34,200	2,505,150	4,600	336,950	38,800	2,842,100
Lam Research Corp.#	28,800	2,420,928	-	-	28,800	2,420,928
Marvell Technology Group, Ltd.	-	-	20,000	190,600	20,000	190,600
Microchip Technology, Inc.#	30,400	1,543,104	-	-	30,400	1,543,104
NVIDIA Corp.	248,400	11,677,284	47,900	2,251,779	296,300	13,929,063
Xilinx, Inc.	13,600	627,368	-	-	13,600	627,368

Software							1.30%
Activision Blizzard, Inc.	61,900	2,453,097	22,700	899,601	84,600	3,352,698
Adobe Systems, Inc.*	82,200	7,873,938	1,100	105,369	83,300	7,979,307
Electronic Arts, Inc.*	10,700	810,632	-	-	10,700	810,632
Intuit, Inc.	4,600	513,406	-	-	4,600	513,406
Symantec Corp.	81,000	1,663,740	-	-	81,000	1,663,740

Specialty Retail							5.70%
AutoZone, Inc.*	-	-	3,700	2,937,208	3,700	2,937,208
Best Buy Co., Inc.	-	-	3,700	113,220	3,700	113,220
Foot Locker, Inc.#	-	-	42,100	2,309,606	42,100	2,309,606
Home Depot, Inc.	99,700	12,730,693	10,700	1,366,283	110,400	14,096,976
L Brands, Inc.	95,700	6,424,341	49,500	3,322,935	145,200	9,747,276
Lowe’s Cos., Inc.	108,900	8,621,613	22,000	1,741,740	130,900	10,363,353
Murphy USA, Inc.*	-	-	15,100	1,119,816	15,100	1,119,816
O’Reilly Automotive, Inc.*	29,000	7,861,900	10,600	2,873,660	39,600	10,735,560
Ross Stores, Inc.	18,600	1,054,434	17,300	980,737	35,900	2,035,171
Sally Beauty Holdings, Inc.*	-	-	6,300	185,283	6,300	185,283
Tractor Supply Co.	1,600	145,888	-	-	1,600	145,888
Ulta Salon Cosmetics & Fragrance, Inc.*	-	-	23,700	5,774,268	23,700	5,774,268
Urban Outfitters, Inc.*	29,500	811,250	6,300	173,250	35,800	984,500

Technology Hardware, Storage & Peripherals							0.30%
Apple, Inc.	-	-	29,000	2,772,400	29,000	2,772,400

Textiles, Apparel & Luxury Goods							0.60%
Carter’s, Inc.	-	-	700	74,529	700	74,529
Coach, Inc.	78,700	3,206,238	9,500	387,030	88,200	3,593,268
Lululemon Athletica, Inc.*,#	-	-	15,000	1,107,900	15,000	1,107,900
Michael Kors Holdings, Ltd.*	12,600	623,448	4,000	197,920	16,600	821,368
PVH Corp.	6,000	565,380	-	-	6,000	565,380

Thrifts & Mortgage Finance							0.10%
New York Community Bancorp, Inc.#	-	-	52,100	780,979	52,100	780,979

Tobacco							3.90%
Altria Group, Inc.	85,600	5,902,976	185,000	12,757,600	270,600	18,660,576
Philip Morris International, Inc.	-	-	13,100	1,332,532	13,100	1,332,532
Reynolds American, Inc.	157,756	8,507,781	248,312	13,391,466	406,068	21,899,247

Trading Companies & Distributors							0.60%
Fastenal Co.#	57,700	2,561,303	2,200	97,658	59,900	2,658,961
MSC Industrial Direct Co., Inc. - Class A	-	-	16,400	1,157,184	16,400	1,157,184

	INTECH U.S. Core Fund Shares	INTECH U.S. Core Fund Value	INTECH U.S. Managed Volatility Fund Shares	INTECH U.S. Managed Volatility Fund Value	Pro Forma Combined Fund Shares	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Net Assets
United Rentals, Inc.*	20,700	$1,388,970	-	$-	20,700	$1,388,970
WESCO International, Inc.*,#	-	-	3,100	159,619	3,100	159,619
WW Grainger, Inc.#	3,500	795,375	2,400	545,400	5,900	1,340,775

Water Utilities							0.90%
American Water Works Co., Inc.	12,500	1,056,375	79,800	6,743,898	92,300	7,800,273
Aqua America, Inc.#	-	-	56,300	2,007,658	56,300	2,007,658

Wireless Telecommunication Services							0.00%
T-Mobile US, Inc.*	-	-	1,400	60,578	1,400	60,578
Total Common Stock (cost $535,781,727, cost $389,569,834, combined cost $925,351,561)		604,248,938		449,430,295		1,053,679,233	99.1%
Investment Companies
Investment Purchased with Cash Collateral From Securities Lending							3.0%
Janus Cash Collateral Fund LLC, 0.4719%¥,£	13,993,920	13,993,920	17,472,940	17,472,940	31,466,860	31,466,860

Money Markets							1.3%
Janus Cash Liquidity Fund LLC, 0.4506%¥,£	1,493,883	1,493,883	12,141,471	12,141,471	13,635,354	13,635,354
Total Investment Companies (cost $15,487,803, cost $29,614,411, combined cost $45,102,214)		15,487,803		29,614,411		45,102,214	4.3%
Total Investments (total cost $551,269,530, total cost $419,184,245, combined cost $970,453,775)		619,736,741		479,044,706		1,098,781,447	103.4%

Liabilities, net of Cash, Receivables and Other Assets		(13,662,576)		(22,042,035)		(35,704,611)	-3.4%

Pro Forma Adjustment		-		-		-	0.0%

Net Assets		$606,074,165		$457,002,671		$1,063,076,836	100.0%

Pro Forma Combined Fund

Summary of Investments by Country - (Long Positions) (unaudited)

Country	INTECH U.S. Core Fund Value	INTECH U.S. Core Fund % of Investment Securities	INTECH U.S. Managed Volitility Fund Value	INTECH U.S. Managed Volatility Fund % of Investment Securities	Pro Forma Combined Fund Value	Pro Forma Combined Fund % of Investment Securities
United States	$619,736,741	100.0%	$477,093,787	99.6%	$1,096,830,528	99.8%
Canada	-	0.0%	1,124,247	0.2%	1,124,247	0.1%
India	-	0.0%	826,672	0.2%	826,672	0.1%
Total	$619,736,741	100.0%	$479,044,706	100.0%	$1,098,781,447	100.0%

Notes to Pro Forma Schedules of Investments (unaudited)

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

¥	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended June 30, 2016. Unless otherwise indicated, all information in the table is for the year ended June 30, 2016.

	Share Balance at 6/30/15	Purchases	Sales	Share Balance at 6/30/16	Realized Gain/(Loss)	Dividend Income		Value at 6/30/16
INTECH U.S. Core Fund
Janus Cash Collateral Fund LLC	606,750	147,614,888	(134,227,718)	13,993,920	$-	$54,901	(1)	$13,993,920
Janus Cash Liquidity Fund LLC	1,953,000	86,973,488	(87,432,605)	1,493,883	-	5,644		1,493,883
Total					$-	$60,545		$15,487,803
INTECH U.S. Managed Volatility Fund
Janus Cash Collateral Fund LLC	830,812	100,416,190	(83,774,062)	17,472,940	$-	$36,155	(1)	$17,472,940
Janus Cash Liquidity Fund LLC	1,683,797	189,037,083	(178,579,409)	12,141,471	-	18,666		12,141,471
Total					$-	$54,821		$29,614,411
Pro Forma Combined Fund
Janus Cash Collateral Fund LLC	1,437,562	248,031,078	(218,001,780)	31,466,860	$-	$91,056	(1)	$31,466,860
Janus Cash Liquidity Fund LLC	3,636,797	276,010,571	(266,012,014)	13,635,354	-	24,310		13,635,354
Total					$-	$115,366		$45,102,214
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2016. See Notes to Pro Forma Financial Statements for more information.

Valuation Inputs Summary

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
INTECH U.S. Core Fund
Assets
Investments in Securities:
Common Stock	$604,248,938	$-	$-
Investment Companies	-	15,487,803	-
Total Assets	$604,248,938	$15,487,803	$-
INTECH U.S. Managed Volatility Fund
Assets
Investments in Securities:
Common Stock	$449,430,295	$-	$-
Investment Companies	-	29,614,411	-
Total Assets	$449,430,295	$29,614,411	$-
Pro Forma Combined Fund
Assets
Investments in Securities:
Common Stock	$1,053,679,233	$-	$-
Investment Companies	-	45,102,214	-
Total Assets	$1,053,679,233	$45,102,214	$-

Pro Forma Statements of Assets and Liabilities
As of June 30, 2016 (unaudited)	INTECH U.S. Core Fund	INTECH U.S. Managed Volatility Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Assets:
Investments at cost	$551,269,530	$419,184,245	$-	$970,453,775
Unaffiliated investments at value(1)	604,248,938	449,430,295	-	1,053,679,233
Affiliated investments at value	15,487,803	29,614,411	-	45,102,214
Cash	236	161	-	397
Non-interested Trustees’ deferred compensation	10,966	8,226	-	19,192
Receivables:
Fund shares sold	226,039	2,692,085	-	2,918,124
Dividends	675,898	765,101	-	1,440,999
Investments sold	651,288	-	-	651,288
Dividends from affiliates	1,041	3,044	-	4,085
Foreign tax reclaims	1,587	1,208	-	2,795
Other assets	1,530	494	-	2,024
Total Assets	$621,305,326	$482,515,025		$1,103,820,351
Liabilities:
Collateral for securities loaned (Note 2)	13,993,920	17,472,940	-	31,466,860
Payables:
Investments purchased	343,877	7,437,360	-	7,781,237
Fund shares repurchased	429,935	255,361	-	685,296
Advisory fees	225,647	174,681	-	400,328
Transfer agent fees and expenses	88,762	41,783	-	130,545
Professional fees	36,419	33,870	-	70,289
12b-1 Distribution and shareholder servicing fees	26,005	19,944	-	45,949
Non-interested Trustees’ deferred compensation fees	10,966	8,226	-	19,192
Fund administration fees	4,666	3,319	-	7,985
Non-interested Trustees’ fees and expenses	4,139	2,159	-	6,298
Custodian fees	-	104	-	104
Accrued expenses and other payables	66,825	62,607	-	129,432
Total Liabilities	15,231,161	25,512,354		40,743,515
Net Assets	$606,074,165	$457,002,671		$1,063,076,836
Net Assets Consist of:
Capital (par value and paid-in surplus)	$531,943,450	$462,312,344	$-	$994,255,794
Undistributed net investment income/(loss)	5,270,215	4,084,777	-	9,354,992
Undistributed net realized gain/(loss) from investment	390,735	(69,255,402)	-	(68,864,667)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	68,469,765	59,860,952	-	128,330,717
Total Net Assets	$606,074,165	$457,002,671	$-	$1,063,076,836
Net Assets - Class A Shares	$25,177,715	$30,628,202	$-	$55,805,917
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,390,631	3,104,725	1,160,303	5,655,659
Net Asset Value Per Share(2)(3)	$18.11	$9.87	$-	$9.87
Maximum Offering Price Per Share(4)	$19.21	$10.47	$-	$10.47
Net Assets - Class C Shares	$17,155,522	$18,115,935	$-	$35,271,457
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	964,438	1,884,116	818,880	3,667,434
Net Asset Value Per Share(2)(3)	$17.79	$9.62	$-	$9.62
Net Assets - Class D Shares	$287,476,331	$14,952,993	$-	$302,429,324
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,849,201	1,533,429	13,635,551	31,018,181
Net Asset Value Per Share(2)	$18.14	$9.75	$-	$9.75
Net Assets - Class I Shares	$103,603,272	$171,555,682	$-	$275,158,954
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,705,588	17,393,525	4,801,843	27,900,956
Net Asset Value Per Share(2)	$18.16	$9.86	$-	$9.86
Net Assets - Class N Shares	$15,564,697	$75,067,415	$-	$90,632,112
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	857,831	7,636,513	725,556	9,219,900
Net Asset Value Per Share(2)	$18.14	$9.83	$-	$9.83
Net Assets - Class S Shares	$35,762,898	$3,489,820	$-	$39,252,718
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,986,110	354,858	1,652,028	3,992,996
Net Asset Value Per Share(2)	$18.01	$9.83	$-	$9.83
Net Assets - Class T Shares	$121,333,730	$143,192,624	$-	$264,526,354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,692,457	14,691,610	5,752,028	27,136,095
Net Asset Value Per Share(2)	$18.13	$9.75	$-	$9.75

(1)	Includes $13,683,595, $17,108,823 and $30,792,418 of securities on loan for INTECH U.S. Core Fund, INTECH U.S. Value Fund and Pro Forma Combined Fund, respectively. See Note 2 in Notes to Pro Forma Financial Statements.

(2)	INTECH U.S. Core Fund - Class A Shares will be exchanged for INTECH U.S. Managed Volatility Fund - Class A Shares.

INTECH U.S. Core Fund - Class C Shares will be exchanged for INTECH U.S. Managed Volatility Fund - Class C Shares.

INTECH U.S. Core Fund - Class D Shares will be exchanged for INTECH U.S. Managed Volatility Fund - Class D Shares.

INTECH U.S. Core Fund - Class I Shares will be exchanged for INTECH U.S. Managed Volatility Fund - Class I Shares.

INTECH U.S. Core Fund - Class N Shares will be exchanged for INTECH U.S. Managed Volatility Fund - Class N Shares.

INTECH U.S. Core Fund - Class S Shares will be exchanged for INTECH U.S. Managed Volatility Fund - Class S Shares.

INTECH U.S. Core Fund - Class T Shares will be exchanged for INTECH U.S. Managed Volatility Fund - Class T Shares.

(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Pro Forma Financial Statements.

Pro Forma Statements of Operations
For the year ended June 30, 2016 (unaudited)	INTECH U.S. Core Fund	INTECH U.S. Managed Volatility Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Investment Income:
Dividends	$10,709,386	$6,630,973	$-		$17,340,359
Affiliated securities lending income, net	54,901	36,155	-		91,056
Dividends from affiliates	5,644	18,666	-		24,310
Other income	340	556	-		896
Foreign tax withheld	(1,191)	(1,779)	-		(2,970)
Total Investment Income	10,769,080	6,684,571	-		17,453,651
Expenses:
Advisory fees	3,454,677	1,592,820	(347,527	)(1)	4,699,970
12b-1Distribution and shareholder servicing fees:
Class A Shares	60,722	41,233	-		101,955
Class C Shares	152,797	91,258	-		244,055
Class S Shares	90,630	19,874	-		110,504
Transfer agent administrative fees and expenses:
Class D Shares	343,322	8,531	-		351,853
Class S Shares	90,630	20,946	-		111,576
Class T Shares	331,111	257,468	-		588,579
Transfer agent networking and omnibus fees:
Class A Shares	14,726	11,877	-		26,603
Class C Shares	16,575	5,245	-		21,820
Class I Shares	66,914	54,182	-		121,096
Other transfer agent fees and expenses:
Class A Shares	2,143	1,406	-		3,549
Class C Shares	2,104	1,225	-		3,329
Class D Shares	70,883	2,550	-		73,433
Class I Shares	4,581	3,892	-		8,473
Class N Shares	24	726	-		750
Class S Shares	362	332	-		694
Class T Shares	1,473	805	-		2,278
Registration fees	110,850	127,759	(119,305	)(2)	119,305
Shareholder reports expense	137,078	60,290	-		197,368
Professional fees	55,890	48,178	(41,207	)(2)	62,861
Fund administration fees	55,586	28,759	-		84,345
Non-interested Trustees’ fees and expenses	15,514	7,530	-		23,044
Custodian fees	6,571	6,267	-		12,838
Other expenses	78,911	55,056	-		133,967
Total Expenses	5,164,074	2,448,209	(508,039)		7,104,245
Less: Excess Expense Reimbursement	(19,975)	(11,657)	-		(31,632)
Net Expenses	5,144,099	2,436,552	(508,039)		7,072,613
Net Investment Income/(Loss)	5,624,981	4,248,019	508,039		10,381,039
Net Realized Gain/(Loss) on Investments:
Investments	11,300,146	(2,263,117)	-		9,037,029
Total Net Realized Gain/(Loss) on Investments	11,300,146	(2,263,117)	-		9,037,029
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	9,444,816	36,113,333	-		45,558,149
Total Change in Unrealized Net Appreciation/Depreciation	9,444,816	36,113,333	-		45,558,149
Net Increase/(Decrease) in Net Assets Resulting from Operations	$26,369,943	$38,098,235	$508,039		$64,976,217

(1)	Advisory fees were adjusted to reflect the pro forma management fee structure.

(2)	Fees were adjusted to remove duplicative expenses that will not be incorporated in the pro forma expense amounts.

See Notes to Pro Forma Financial Statements.

Notes to Pro Forma Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

INTECH U.S. Core Fund and INTECH U.S. Managed Volatility Fund (each individually a “Fund” and collectively the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust currently offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed merger of INTECH U.S. Core Fund into INTECH U.S. Managed Volatility Fund. INTECH U.S. Core Fund investors will receive a number of full and fractional shares of INTECH U.S. Managed Volatility Fund approximately equivalent in dollar value to their shares held in INTECH U.S. Core Fund. Specifically, all or substantially all of the assets of INTECH U.S. Core Fund will be transferred to INTECH U.S. Managed Volatility Fund solely in exchange for shares of INTECH U.S. Managed Volatility Fund with a value approximately equal to the value of INTECH U.S. Core Fund’s assets net of liabilities, and the assumption by INTECH U.S. Managed Volatility Fund of all liabilities of INTECH U.S. Core Fund. Immediately following the transfer, the shares of INTECH U.S. Core Fund received by INTECH U.S. Managed Volatility Fund will be distributed pro rata to INTECH U.S. Managed Volatility Fund shareholders and INTECH U.S. Core Fund will subsequently be liquidated. INTECH U.S. Managed Volatility Fund is intended to be deemed the performance, legal, and accounting survivor for the merger. No significant accounting policies, including the policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code, will change as a result of the proposed merger. Further, as of June 30, 2016, all securities held by INTECH U.S. Core Fund comply with the investment parameters and restrictions of INTECH U.S. Managed Volatility Fund.

The reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The unaudited pro forma combined financial statements are presented for informational purposes and may not be representative of what the actual combined financial statements would have been had the reorganization occurred at July 1, 2015. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the Funds at June 30, 2016 as if the reorganization had occurred on that date. The unaudited pro forma statements of operations reflect the results of operations of the Funds for the twelve month period ended June 30, 2016 as if the reorganization had occurred on July 1, 2015. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Funds included in their annual reports dated June 30, 2016.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Funds will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Funds have the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Pro Forma Schedules of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Capital will pay the direct fees and expenses associated with the Merger, including preparation of the Proxy Statement/Prospectus, printing and mailing costs, solicitation costs, and legal and auditor fees, which are expected to be approximately $84,000. However, the Funds will bear any brokerage, commissions, transaction costs and similar expenses in connection with any purchases or sales of securities related to portfolio repositioning in connection with the Merger, which are not reflected in the fees and expenses associated with the Merger. To the extent that the investment personnel choose to sell a significant percentage of such securities, a Fund’s brokerage costs may be higher than they otherwise would have been. Such transactions would be intended to better align the combined post-Merger portfolio with the pre-Merger portfolio of INTECH U.S. Managed Volatility Fund. Based on the portfolios of the Funds as of June 30, 2016, it is estimated that approximately 40% of INTECH U.S. Core Fund’s portfolio assets will be sold prior to the Merger. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $600,000 (approximately $0.01 per share of INTECH U.S. Core Fund), based on average commission rates normally incurred by INTECH U.S. Managed Volatility Fund, if such sales occurred as of June 30, 2016. There may also be some repositioning of the combined portfolio after the Merger, which may result in INTECH U.S. Managed Volatility Fund incurring brokerage commissions or other transaction costs after the Merger. The actual percentage of securities that may be sold in connection with the Merger, and its impact to the Funds, will not be known until the completion of the Merger. It is estimated that such portfolio repositioning would have resulted in realized capital gains of approximately $25 million (approximately $0.77 per share of INTECH U.S. Core Fund), if such sales occurred as of June 30, 2016.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions

The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The Funds may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Funds’ total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Funds.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.

It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Funds intend to continue to qualify as a regulated investment company and distribute all of their taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ pro forma financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax cost of investments will remain unchanged for the combined fund.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on a Fund and the investment management industry as a whole, is not yet certain.

The change in presidential administration could significantly impact the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and FSOC, and renewed proposals to separate banks’ commercial and investment banking activities. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. A Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on a Fund and its ability to achieve its investment objective.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

A Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Pro Forma Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, a Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Pro Forma Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Funds’ Pro Forma Schedules of Investments.

Offsetting of Financial Assets and Derivative Assets

INTECH U.S. Core Fund

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$13,683,595	$-	$(13,683,595)	$-

INTECH U.S. Managed Volatility Fund

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$17,108,823	$-	$(17,108,823)	$-

Pro Forma Combined Fund

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$30,792,418	$-	$(30,792,418)	$-
(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Pro Forma Statements of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Each Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Pro Forma Schedules of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Pro Forma Statements of Operations (if applicable). As of June 30, 2016, INTECH U.S. Core Fund and INTECH U.S. Managed Volatility Fund had securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity of $13,683,595 and $17,108,823, respectively, for equity securities (Pro Forma combined amount of $30,792,418). Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2016 is $13,993,920 and $17,472,940, respectively (Pro Forma combined amount of $31,466,860), resulting in the net amount due to the counterparty of $310,325 and $364,117, respectively (Pro Forma combined amount of $674,442).

3. Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or “base” fee rate prior to any performance adjustment, as applicable (expressed as an annual rate of its average daily net assets).

Fund	Contractual Investment Advisory Fee (%)
INTECH U.S. Core Fund	0.50
INTECH U.S. Managed Volatility Fund	0.50
Pro Forma Combined Fund	0.50

INTECH U.S. Core Fund’s investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. INTECH U.S. Core Fund’s benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH U.S. Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

INTECH U.S. Core Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Pro Forma Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2016, INTECH U.S. Core Fund’s performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.57%.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to the investment advisory fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until the dates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Pro Forma Statements of Operations.

Fund	Expense Limit (%) (November 1, 2016)	Expense Limit (%) (November 1, 2015)
INTECH U.S. Core Fund	0.89	0.80
INTECH U.S. Managed Volatility Fund	0.79	0.79
Pro Forma Combined Fund	0.79	N/A

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of INTECH U.S. Managed Volatility Fund that would have been issued at June 30, 2016, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of INTECH U.S. Core Fund, as of June 30, 2016 divided by the net asset value per share of the shares of INTECH U.S. Managed Volatility Fund as of June 30, 2016. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2016:

Class of Shares	Shares of INTECH U.S. Managed Volatility Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Class A Shares	3,104,725	1,160,303	5,655,659
Class C Shares	1,884,116	818,880	3,667,434
Class D Shares	1,533,429	13,635,551	31,018,181
Class I Shares	17,393,525	4,801,843	27,900,956
Class N Shares	7,636,513	725,556	9,219,900
Class S Shares	354,858	1,652,028	3,992,996
Class T Shares	14,691,610	5,752,028	27,136,095

5. Federal Income Tax

For INTECH U.S. Managed Volatility Fund/Pro Forma Combined Fund, accumulated capital losses of $69,133,777 (short-term) represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryovers of $65,625,412 expire June 30, 2018 and $3,508,365 (short-term) have no expiration date. Utilization of such capital loss carryforwards following the Merger will be subject to limitations. Because of these limitations, the capital loss carryforwards may be more likely to expire without being utilized. Due to these limitations, following the Merger $43,161,685 of the capital loss carryover is expected to be available in the next fiscal year. As of June 30, 2016, INTECH U.S. Core Fund did not have any capital loss carryovers.

Form of

JANUS INVESTMENT FUND

INTECH U.S. Core Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2017

This Proxy is solicited on behalf of the Trustees of Janus Investment Fund.  The undersigned, revoking any previous proxies, hereby appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of INTECH U.S. Core Fund (the “Target Fund”), to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, 80206 on April 6, 2017 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.

Receipt of the Notice of a Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of INTECH U.S. Core Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Joint Special Meeting of Shareholders on April 6, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/jif-28315

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

JIF_28315_122716_BK4

FUND

INTECH U.S. Core Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposals

1.

Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of INTECH U.S. Core Fund to INTECH U.S. Managed Volatility Fund in exchange for shares of beneficial interest of INTECH U.S. Managed Volatility Fund and the assumption by INTECH U.S. Managed Volatility Fund of all of the liabilities of INTECH U.S. Core Fund.

	FOR	AGAINST	ABSTAIN
INTECH U.S. Core Fund	☐	☐	☐

2.	Approve a new investment advisory agreement between INTECH U.S. Core Fund and Janus Capital Management LLC (“Janus Capital”).

	FOR	AGAINST	ABSTAIN
INTECH U.S. Core Fund	☐	☐	☐

3.	Approve a new sub-advisory agreement between Janus Capital and INTECH Investment Management LLC (“INTECH”).

	FOR	AGAINST	ABSTAIN
INTECH U.S. Core Fund	☐	☐	☐

4.	To elect an additional Trustee to the Board of Trustees.
01. Diane L. Wallace

	FOR	WITHHOLD
INTECH U.S. Core Fund	☐	☐

5.

Approve a proposal that would authorize Janus Capital to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining additional shareholder approval.

	FOR	AGAINST	ABSTAIN
INTECH U.S. Core Fund	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

∎	xxxxxxxxxxxxxx	JIF 28315	M xxxxxxxx

PART C - OTHER INFORMATION

ITEM 15.            Indemnification

Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ITEM	16. Exhibits

Exhibit 1
(a)

Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A, filed on April 17, 2003 (File No. 2-34393).

(b)

Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2003 (File No. 2-34393).

(c)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(d)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(e)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A, filed on December 19, 2006 (File No. 2-34393).

(f)

Certificate Redesignating INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed Value Fund, and INTECH Risk-Managed International Fund, dated December 2, 2011, is incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(g)

Form of Certificate of Establishment and Designation of Share Class (INTECH Funds – Class N Shares) is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2014 (File No. 2-34393).

(h)

Form of Certificate of Establishment and Designation of Share Class (INTECH U.S. Managed Volatility Fund –Class D Shares) is incorporated herein by reference to Exhibit (a)(54) to Post-Effective Amendment No. 213 to the Registrant’s Registration Statement on Form N-1A, filed on December 22, 2014 (File No. 2-34393).

(i)

Certificate Redesignating INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global Dividend Fund, and INTECH International Fund, dated December 12, 2014, is incorporated herein by reference to Exhibit (a)(55) to Post-Effective Amendment No. 217 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2015 (File No. 2-34393).

Exhibit 2
(a)

Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, filed on December 10, 2004 (File No. 2-34393).

(b)

First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

(c)

Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3 (Not Applicable)
Exhibit 4
(a)

Form of Agreement and Plan of Reorganization by Janus Investment Fund, on behalf of INTECH U.S. Core Fund and INTECH U.S. Managed Volatility Fund, is incorporated herein by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form N-14, filed on December 30, 2016 (File No. 333-215396).

Exhibit 5 (Not Applicable)
Exhibit 6
(a)

Form of Investment Advisory Agreement for INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(145) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(b)

Form of Sub-Advisory Agreement for INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(155) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(c)

Form of Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(208) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(d)

Amendment to Investment Advisory Agreement for INTECH U.S. Value Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit (d)(245) to Post-Effective Amendment No. 217 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2015 (File No. 2-34393).

(e)

Amendment to Sub-Advisory Agreement for INTECH U.S. Value Fund, dated December 17, 2014, is incorporated herein by reference to Exhibit (d)(246) to Post-Effective Amendment No. 217 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2015 (File No. 2-34393).

Exhibit 7
(a)

Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 1997 (File No. 2-34393).

(b)

Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed on December 13, 2002 (File No. 2-34393).

(c)

Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A, filed on December 19, 2006 (File No. 2-34393).

(d)

Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2008 (File No. 2-34393).

(e)

Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(f)

Form of Intermediary Services Agreement is incorporated herein by reference to Exhibit (e)(6) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(g)

Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2010 (File No. 2-34393).

(h)

Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 31, 2012, is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A, filed on May 31, 2012 (File No. 2-34393).

Exhibit 8 (Not Applicable)
Exhibit 9
(a)

Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A, filed on December 18, 2000 (File No. 2-34393).

(b)

Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18 to the Registrant’s Registration Statement on Form N-1A, 2000 (File No. 2-34393).

(c)

Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18 to the Registrant’s Registration Statement on Form N-1A, 2000 (File No. 2-34393).

(d)

Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18 to the Registrant’s Registration Statement on Form N-1A, 2000 (File No. 2-34393).

(e)

Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(f)

Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, filed on October 14, 2005 (File No. 2-34393).

(g)

Form of Letter Agreement with regard to INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, Janus Forty Fund, Janus Global Real Estate Fund, Janus International Equity Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Modular Portfolio Construction Fund, and Perkins Large Cap Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(14) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(h)

Letter Agreement with regard to INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(i)

Letter Agreement with regard to INTECH U.S. Value Fund, INTECH U.S. Growth Fund, INTECH Global Dividend Fund, and INTECH International Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(40) to Post-Effective Amendment No. 217 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2015 (File No. 2-34393).

Exhibit 10
(a)

Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(b)

Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(c)

Form of Distribution and Shareholder Servicing Plan for Class R Shares is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(d)

Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(e)

Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(f)

Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2010 (File No. 2-34393).

(g)

Amended Rule 18f-3 Plan, dated March 15, 2012, is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A, filed on May 31, 2012 (File No. 2-34393).

(h)

Amended Rule 18f-3 Plan, dated June 16, 2016, is incorporated herein by reference to Exhibit (n)(10) to Post-Effective Amendment No. 234 to the Registrant’s Registration Statement on Form N-1A, filed on August 15, 2016 (File No. 2-34393).

Exhibit 11
(a) Form of Opinion and Consent of Counsel is filed herewith as Exhibit 11(a) to this Registration Statement.
Exhibit 12
(a) Form of Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Registrant, to be filed by post-effective amendment to this Registration Statement.
Exhibit 13
(a)

Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed on December 13, 2002 (File No. 2-34393).

(b)

First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2008 (File No. 2-34393).

(c) Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2009 (File No. 2-34393).
(d)

Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Value Fund, is incorporated herein by reference to Exhibit (h)(48) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement, filed on July 2, 2009 (File No. 2-34393).

(e)

Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Value Fund, is incorporated herein by reference to Exhibit (h)(59) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement, filed on July 2, 2009 (File No. 2-34393).

(f)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(86) to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A, filed on July 2, 2009 (File No. 2-34393).

(g)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(95) to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A, filed on February 16, 2010 (File No. 2-34393).

(h)

Letter Agreement dated July 1, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(101) to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed on July 30, 2010 (File No. 2-34393).

(i)

Form of Administration Servicing Agreement between State Street Bank and Trust Company and Janus Investment Fund is incorporated herein by reference to Exhibit (h)(130) to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement on Form N-1A, filed on May 13, 2011 (File No. 2-34393).

(j)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(105) to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, filed on July 30, 2010 (File No. 2-34393).

(k)

Letter Agreement dated August 2, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(106) to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A, filed on August 25, 2010 (File No. 2-34393).

(l)

Letter Agreement dated September 15, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(110) to Post-Effective Amendment No. 134 to the Registrant’s Registration Statement on Form N-1A, filed on October 15, 2010 (File No. 2-34393).

(m)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(115) to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A, filed on December 27, 2010 (File No. 2-34393).

(n)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(119) to Post-Effective

Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A, filed on April 21, 2011 (File No. 2-34393).
(o)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A, filed on May 3, 2011 (File No. 2-34393).

(p)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(129) to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement on Form N-1A, filed on May 13, 2011 (File No. 2-34393).

(q)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(132) to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement on Form N-1A, filed on July 29, 2011 (File No. 2-34393).

(r)

Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated June 23, 2011, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 163 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2011 (File No. 2-34393).

(s)

Amendment dated September 28, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(135) to Post-Effective Amendment No. 163 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2011 (File No. 2-34393).

(t)

Letter Agreement dated September 28, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(136) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(u)

Amendment dated December 7, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(137) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(v)

Form of Letter Agreement dated December 7, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(138) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(w)

Letter Agreement dated December 15, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(139) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(x)

Amendment dated December 15, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(141) to Post-Effective Amendment No. 166 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (File No. 2-34393).

(y)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to

Post-Effective Amendment No. 179 to the Registrant’s Registration Statement on Form N-1A, filed on October 26, 2012 (File No. 2-34393).
(z)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(aa)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(bb)

Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(149) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(cc)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(153) to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2012 (File No. 2-34393).

(dd)

Form of Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(177) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(ee)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to Post-Effective Amendment No. 179 to the Registrant’s Registration Statement on Form N-1A, filed on October 26, 2012 (File No. 2-34393).

(ff)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(gg)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, filed on November 13, 2012 (File No. 2-34393).

(hh)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 15, 2012, is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2012 (File No. 2-34393).

(ii)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(152) to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2012 (File No. 2-34393).

(jj)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated February 15, 2013, is incorporated herein by reference to Exhibit (h)(178) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A,

filed on March 29, 2013 (File No. 2-34393).
(kk)

Amendment dated February 15, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(179) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(ll)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 18, 2013, is incorporated herein by reference to Exhibit (h)(180) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(mm)

Amendment dated March 18, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(181) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(nn)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated April 1, 2013, is incorporated herein by reference to Exhibit (h)(183) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(oo)

Amendment dated April 1, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(184) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(pp)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(185) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(qq)

Form of Amendment to Administration Agreement between Janus Capital Management LLC and Janus Investment Fund is incorporated herein by reference to Exhibit (h)(186) to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A, filed on March 29, 2013 (File No. 2-34393).

(rr)

Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH U.S. Value Fund, is incorporated herein by reference to Exhibit (h)(193) to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2014 (File No. 2-34393).

(ss)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(207) to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2014 (File No. 2-34393).

(tt)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(208) to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2014 (File No. 2-34393).

(uu)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(210) to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2014 (File No. 2-34393).

(vv)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(211) to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2014 (File No. 2-34393).

(ww)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(213) to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A, filed on May 23, 2014 (File No. 2-34393).

(xx)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(214) to Post-Effective Amendment No. 203 to the Registrant’s Registration Statement on Form N-1A, filed on May 23, 2014 (File No. 2-34393).

(yy)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 6, 2014, is incorporated herein by reference to Exhibit (h)(215) to Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2014 (File No. 2-34393).

(zz)

Amendment dated October 6, 2014 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(216) to Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2014 (File No. 2-34393).

(aaa)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(218) to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A, filed on December 17, 2014 (File No. 2-34393).

(bbb)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(219) to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A, filed on December 17, 2014 (File No. 2-34393).

(ccc)

Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(221) to Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A, filed on June 23, 2015 (File No. 2-34393).

(ddd)

Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(222) to Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A, filed on June 23, 2015 (File No. 2-34393).

(eee)

Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated December 11, 2015, is incorporated herein by reference to Exhibit (h)(223) to Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2016 (File No. 2-34393).

(fff)

Amendment dated December 11, 2015 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(224) to Post-Effective Amendment No. 231, filed on January 28, 2016 (File No. 2-34393).

(ggg)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated June 16, 2016, is incorporated herein by reference to Exhibit (h)(225) to Post-Effective Amendment No. 234 to the Registrant’s Registration Statement on Form N-1A, filed on August 15, 2016 (File No. 2-34393).
Exhibit 14
(a)	Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 14(a) to this Registration Statement.
Exhibit 15 (Not Applicable)
Exhibit 16
(a)	Powers of Attorney, dated December 8, 2016, are filed herewith as Exhibit 16(a) to this Registration Statement.
(b)	Powers of Attorney, dated January 26, 2017, are filed herewith as Exhibit 16(b) to this Registration Statement.
Exhibit 17 (Not Applicable)

ITEM 17.             Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 15th day of February, 2017.

JANUS INVESTMENT FUND

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen, President and
Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce L. Koepfgen	President and Chief Executive Officer	February 15, 2017
Bruce L. Koepfgen	(Principal Executive Officer)

/s/ Jesper Nergaard	Vice President, Chief Financial	February 15, 2017
Jesper Nergaard	Officer, Treasurer and Principal
Accounting Officer (Principal
Financial Officer and Principal
Accounting Officer)

William F. McCalpin*	Chairman and Trustee	February 15, 2017
William F. McCalpin

Alan A. Brown*	Trustee	February 15, 2017
Alan A. Brown

William D. Cvengros*	Trustee	February 15, 2017
William D. Cvengros

Raudline Etienne*	Trustee	February 15, 2017
Raudline Etienne

Gary A. Poliner*	Trustee	February 15, 2017
Gary A. Poliner

James T. Rothe*	Trustee	February 15, 2017
James T. Rothe

William D. Stewart*	Trustee	February 15, 2017
William D. Stewart

Linda S. Wolf*	Trustee	February 15, 2017
Linda S. Wolf

/s/ Kathryn L. Santoro
*By:	Kathryn L. Santoro
Attorney-in-Fact

INDEX OF EXHIBITS

Exhibit Number	Exhibit Title
Exhibit 11(a)	Form of Opinion and Consent of Counsel

Exhibit 14(a)	Consent of PricewaterhouseCoopers LLP

Exhibit 16(a)	Powers of Attorney, dated December 8, 2016

Exhibit 16(b)	Powers of Attorney, dated January 26, 2017